UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.      )

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The Procter & Gamble Company

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THE PROCTER & GAMBLE COMPANY

Notice of Annual Meeting

and

Proxy Statement

Procter & Gamble Hall

at the Aronoff Center for the Arts

Annual Meeting of Shareholders

October 13, 2009

THE PROCTER & GAMBLE COMPANY

P.O. Box 599

Cincinnati, Ohio 45201-0599

August 28, 2009

Fellow Procter & Gamble Shareholders:

It is our pleasure to invite you to this year’s annual meeting of shareholders, which will be held on Tuesday, October 13, 2009.

The meeting will start at 9:00 a.m., Eastern Daylight Time, at the Procter & Gamble Hall at the Aronoff Center for the Arts, 650 Walnut Street, in Cincinnati.

We appreciate your continued confidence in our Company and look forward to seeing you on October 13.

Sincerely,

A. G. LAFLEY	ROBERT A. MCDONALD
CHAIRMAN OF THE BOARD	PRESIDENT AND CHIEF EXECUTIVE OFFICER

THE PROCTER & GAMBLE COMPANY

P.O. Box 599

Cincinnati, Ohio 45201-0599

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

August 28, 2009

Date:	Tuesday, October 13, 2009
Time:	9:00 a.m., Eastern Daylight Time
Place:	Procter & Gamble Hall at the Aronoff Center for the Arts
650 Walnut Street, Cincinnati, Ohio

Purposes of the meeting:

•	To review the minutes of the 2008 annual meeting of shareholders;

•	To receive reports of officers;

•	To elect twelve members of the Board of Directors;

•	To vote on a Board proposal to ratify the appointment of the independent registered public accounting firm;

•	To vote on a Board proposal to amend the Company’s Code of Regulations;

•	To vote on a Board proposal to approve The Procter & Gamble 2009 Stock and Incentive Compensation Plan;

•	To vote on [•] shareholder proposals; and

•	To consider any other matters properly brought before the meeting.

Who may attend the meeting:

Only shareholders, persons holding proxies from shareholders, and invited representatives of the media and financial community may attend the meeting.

Shareholders attending the meeting who are hearing-impaired should identify themselves during registration so they can sit in a special section where an interpreter will be available.

What to bring:

If your shares are registered in your name, and you requested and received a printed copy of the proxy materials, you should bring the enclosed Admission Ticket to the meeting. If you received a Notice of Internet Availability of Proxy Materials and will not be requesting a printed copy of the proxy materials, please bring that Notice with you as your Admission Ticket.

If your shares are held in the name of a broker, trust, bank, or other nominee, you will need to bring a proxy or letter from that broker, trust, bank, or nominee that confirms that you are the beneficial owner of those shares.

Webcast of the annual meeting:

If you are not able to attend the meeting in person, you may join a live video and audiocast of the meeting on the Internet by visiting www.pg.com/investors at 9:00 a.m., Eastern Daylight Time on October 13, 2009.

Record Date:

August 14, 2009 is the record date for the meeting. This means that owners of Procter & Gamble stock at the close of business on that date are entitled to:

•	receive notice of the meeting; and

•	vote at the meeting and any adjournments or postponements of the meeting.

Information About the Notice of Internet Availability of Proxy Materials:

Again this year, instead of mailing a printed copy of our proxy materials, including our Annual Report, to each shareholder of record, we have decided to provide access to these materials in a fast and efficient manner via the Internet. This reduces the amount of paper necessary to produce these materials, as well as the costs associated with mailing these materials to all shareholders. On August 28, 2009, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all shareholders of record as of August 14, 2009, and posted our proxy materials on the website referenced in the Notice (www.proxyvote.com). As more fully described in the Notice, all shareholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. For those who previously requested printed proxy materials or electronic materials on an ongoing basis, you will receive those materials as you requested.

Householding Information:

We have adopted a procedure approved by the Securities and Exchange Commission (“SEC”) called “householding.” Under this procedure, shareholders of record who have the same address and last name and have not previously requested electronic delivery of proxy materials will receive a single envelope containing the Notices for all shareholders having that address. The Notice for each shareholder will include that shareholder’s unique control number needed to vote his or her shares. This procedure reduces our printing costs and postage fees.

If, in the future, you do not wish to participate in householding and prefer to receive your Notice in a separate envelope, please call us toll-free at 1-800-742-6253 in the U.S., or inform us in writing at: The Procter & Gamble Company, Shareholder Services, P.O. Box 5572, Cincinnati, OH 45201-5572, or by email at shareholders.im@pg.com. We will respond promptly to such requests.

For those shareholders who have the same address and last name and who request to receive a printed copy of the proxy materials by mail, we will send only one copy of such materials to each address unless one or more of those shareholders notifies us, in the same manner described above, that they wish to receive a printed copy for each shareholder at that address.

Beneficial shareholders can request information about householding from their banks, brokers or other holders of record.

Proxy Voting:

Your vote is important. Please vote your proxy promptly so your shares can be represented, even if you plan to attend the annual meeting. You can vote by Internet, by telephone, or by requesting a printed copy of the proxy materials and using the enclosed proxy card.

Our proxy tabulator, Broadridge Financial Solutions, must receive any proxy that will not be delivered in person to the annual meeting by 11:59 p.m., Eastern Daylight Time on Monday, October 12, 2009.

By order of the Board of Directors,

STEVEN W. JEMISON Chief Legal Officer and Secretary

Proxy Statement

As more fully described in the Notice, the Board of Directors of The Procter & Gamble Company (the “Company”) has made these materials available to you over the Internet or, upon your request, has mailed you printed versions of these materials in connection with the Company’s 2009 annual meeting of shareholders, which will take place on October 13, 2009. The Notice was mailed to Company shareholders beginning August 28, 2009, and our proxy materials were posted on the website referenced in the Notice on that same date. The Company, on behalf of its Board of Directors, is soliciting your proxy to vote your shares at the 2009 annual meeting of shareholders. We solicit proxies to give all shareholders of record an opportunity to vote on matters that will be presented at the annual meeting. In this proxy statement, you will find information on these matters, which is provided to assist you in voting your shares.

Voting Information

Who can vote?

You can vote if, as of the close of business on Friday, August 14, 2009, you were a shareholder of record of the Company’s:

•	Common Stock;

•	Series A ESOP Convertible Class A Preferred Stock; or

•	Series B ESOP Convertible Class A Preferred Stock.

Each share of Company stock gets one vote. On August 14, 2009, there were issued and outstanding:

•	[•] shares of Common Stock;

•	[•] shares of Series A ESOP Convertible Class A Preferred Stock; and

•	[•] shares of Series B ESOP Convertible Class A Preferred Stock.

For The Procter & Gamble Shareholder Investment Program participants:

If you are a participant in The Procter & Gamble Shareholder Investment Program, you can vote shares of common stock held for your account through the custodian for that program.

For participants in The Procter & Gamble Profit Sharing Trust and Employee Stock Ownership Plan and/or The Procter & Gamble Savings Plan:

If you are a participant in The Procter & Gamble Profit Sharing Trust and Employee Stock Ownership Plan and/or The Procter & Gamble Savings Plan, you can instruct the Trustees how to vote the shares of stock that are allocated to your account. If you do not vote your shares, the Trustees will vote them in proportion to those shares for which they have received voting instructions. Likewise, the Trustees will vote shares held by the trust that have not been allocated to any account in the same manner.

How do I vote by proxy?

Most shareholders can vote by proxy in three ways:

•	By Internet—You can vote by Internet by following the instructions in the Notice or by accessing the Internet at www.proxyvote.com and following the instructions contained on that website;

•	By Telephone—In the United States and Canada you can vote by telephone by following the instructions in the Notice or by calling 1-800-690-6903 (toll free) and following the instructions; or

•

By Mail—You can vote by mail by requesting a full packet of proxy materials be sent to your home address. Upon receipt of the materials, you may fill out the enclosed proxy card and return it per the instructions on the card.

Please see the Notice or the information your bank, broker, or other holder of record provided you for more information on these options.

If you authorize a proxy to vote your shares over the Internet or by telephone, you should not return a proxy card by mail (unless you are revoking your proxy).

If you vote by proxy, your shares will be voted at the annual meeting in the manner you indicate on your proxy card. If you sign your proxy card but do not specify how you want your shares to be voted, they will be voted as the Board of Directors recommends.

Can I change or revoke my vote after I return my proxy card?

Yes. You can change or revoke your proxy by Internet, telephone, or mail at any time before the annual meeting or by attending the annual meeting and voting in person.

Can I vote in person at the annual meeting instead of voting by proxy?

Yes. However, we encourage you to vote your proxy by Internet, telephone, or mail prior to the meeting.

Voting Procedures

Election of Directors—Each of the twelve nominees for Director who receive a majority of votes cast will be elected as a member of the Board of Directors. A “majority of votes cast” means that the number of shares cast “for” a nominee must exceed the number of votes cast “against” that nominee. Abstentions and broker non-votes will have no effect. Pursuant to the By Laws of the Board of Directors, if a non-incumbent nominee for Director receives a greater number of votes cast “against” than votes cast “for” such nominee, such nominee shall not be elected as a member of the Board of Directors. Any incumbent nominee for Director who receives a greater number of votes cast “against” than votes cast “for” such nominee shall continue to serve on the Board pursuant to Ohio law, but shall immediately tender his or her resignation as a Director to the Board of Directors. Within 90 days, the Board will decide, after taking into account the recommendation of the Governance & Public Responsibility Committee (in each case excluding the nominee in question), whether to accept the resignation. Absent a compelling reason for the Director to remain on the Board, the Board of Directors shall accept the resignation. The Board’s explanation of its decision shall be promptly disclosed on a Form 8-K submitted to the SEC.

Board Proposal to amend the Company’s Code of Regulations—The affirmative vote of a majority of the Company’s issued and outstanding shares is required for adoption. Accordingly, abstentions and broker non-votes have the same effect as votes against these proposals.

Board Proposal to approve The Procter & Gamble 2009 Stock and Incentive Compensation Plan—The affirmative vote of a majority of shares participating in the voting on this proposal is required for adoption. Abstentions and broker non-votes will not be counted as participating in the voting, and will therefore have no effect.

Other Proposals—The affirmative vote of a majority of shares participating in the voting on each proposal is required for adoption. Abstentions and broker non-votes will not be counted as participating in the voting, and will therefore have no effect.

Who pays for this proxy solicitation?

The Company does. We have hired Georgeson Shareholder Communications, Inc., a proxy solicitation firm, to assist us in soliciting proxies for a fee of $22,000 plus reasonable expenses. In addition, Georgeson and the Company’s Directors, officers, and employees may also solicit proxies by mail, telephone, personal contact, email or other online methods. We will reimburse their expenses for doing this.

We will also reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Company stock. Other proxy solicitation expenses that we will pay include those for preparing, mailing, returning and tabulating the proxies.

Election of Directors

All of the Board’s nominees for Director are incumbent nominees who will be elected for a one-year term. Kenneth I. Chenault, Scott D. Cook, Rajat K. Gupta, A. G. Lafley, Charles R. Lee, Lynn M. Martin, W. James McNerney, Jr., Johnathan A. Rodgers, Ralph Snyderman, Patricia A. Woertz and Ernesto Zedillo were elected for one year terms at the 2008 annual meeting. Robert A. McDonald was appointed to the Board effective July 1, 2009. The terms of all nominees for Director will expire at the 2009 annual meeting. The Board has nominated each of these individuals for new terms that will expire at the 2010 annual meeting.

Each of the nominees for Director has accepted the nomination and agreed to serve as a Director if elected by the Company’s shareholders. If any nominee becomes unable or unwilling to serve between the date of the proxy statement and the annual meeting, the Board may designate a new nominee and the persons named as proxies will vote for that substitute nominee.

The Board of Directors recommends a vote FOR Kenneth I. Chenault, Scott D. Cook, Rajat K. Gupta, A. G. Lafley, Charles R. Lee, Lynn M. Martin, Robert A. McDonald, W. James McNerney, Jr., Johnathan A. Rodgers, Ralph Snyderman, Patricia A. Woertz and Ernesto Zedillo as Directors to hold office until the 2010 annual meeting of shareholders and until their successors are elected.

Nominees for Election as Directors with Terms Expiring in 2010
Kenneth I. Chenault	Director since 2008

Mr. Chenault is Chairman and Chief Executive Officer of the American Express Company (financial services). He is also a Director of International Business Machines Corporation. Age 58.

Member of the Audit and Compensation & Leadership Development Committees.

Scott D. Cook	Director since 2000

Mr. Cook is Chairman of the Executive Committee of the Board of Intuit Inc. (software and web services). He is also a Director of eBay Inc. Age 57.

Member of the Compensation & Leadership Development and Innovation & Technology Committees.

Rajat K. Gupta	Director since 2007

Mr. Gupta is Senior Partner Emeritus at McKinsey & Company (international consulting). He is also a Director of American Airlines, Genpact, Ltd., The Goldman Sachs Group, Inc., Harman International Industries, Inc. and Sberbank. Age 60.

Member of the Audit and Innovation & Technology Committees.

A. G. Lafley	Director since 2000
Mr. Lafley is Chairman of the Board and former Chief Executive Officer of the Company. He is also a Director of General Electric Company. Age 62.

Charles R. Lee	Director since 1994

Mr. Lee is retired Chairman of the Board and Co-Chief Executive Officer of Verizon Communications Inc. (telecommunication services). He is also a Director of The DIRECTV Group, Inc., Marathon Oil Corporation, United Technologies Corporation and U.S. Steel Corporation. Age 69.

Chair of the Audit Committee and member of the Compensation & Leadership Development Committee.

Lynn M. Martin	Director since 1994

Ms. Martin is a former Professor at the J. L. Kellogg Graduate School of Management, Northwestern University and former Chair of the Council for the Advancement of Women and Advisor to the firm of Deloitte & Touche LLP for Deloitte’s internal human resources and minority advancement matters. She is also a Director of AT&T Inc., Ryder System, Inc., Dreyfus Funds and Constellation Energy Group, Inc. Age 69.

Member of the Governance & Public Responsibility and Innovation & Technology Committees.

Robert A. McDonald	Director since 2009
Mr. McDonald is the President and Chief Executive Officer of the Company. He was appointed to the Board effective July 1, 2009. He is also a Director of Xerox Corporation. Age 56.

W. James McNerney, Jr.	Director since 2003

Mr. McNerney is Chairman of the Board, President and Chief Executive Officer of The Boeing Company (aerospace, commercial jetliners and military defense systems). Age 60.

Presiding Director, Chair of the Compensation & Leadership Development Committee and member of the Governance & Public Responsibility Committee.

Johnathan A. Rodgers	Director since 2001
Mr. Rodgers is President and Chief Executive Officer of TV One, LLC (media and communications). He is also a Director of Nike, Inc. Age 63. Member of the Innovation & Technology Committee.

Ralph Snyderman, M.D.	Director since 1995

Dr. Snyderman is Chancellor Emeritus, James B. Duke Professor of Medicine at Duke University. He is also a Director of Targacept, Inc. and a Venture Partner of New Enterprise Associates. Age 69.

Chair of the Innovation & Technology Committee and member of the Audit Committee.

Patricia A. Woertz	Director since 2008

Ms. Woertz is Chairman, Chief Executive Officer and President of Archer Daniels Midland Company (agricultural processors of oilseeds, corn, wheat and cocoa). Age 56.

Member of the Audit and Governance & Public Responsibility Committees.

Ernesto Zedillo	Director since 2001

Dr. Zedillo is the former President of Mexico, Director of the Center for the Study of Globalization and Professor in the field of International Economics and Politics at Yale University. He is also a Director of Alcoa Inc. Age 57.

Chair of the Governance & Public Responsibility Committee and member of the Innovation & Technology Committee.

Messrs. Chenault, Lafley, McDonald and Rodgers have been executive officers of their respective employers for more than the past five years. Messrs. Cook and Lee have been retired from executive officer positions with their respective former employers for more than the past five years.

Mr. Gupta was named Senior Partner Emeritus at McKinsey & Company in 2007, where he previously held the positions of Senior Partner Worldwide and Managing Director. Ms. Martin was a Professor at Northwestern University from 1993 until her retirement in 1999. Mr. McNerney was Chairman of the Board and Chief Executive Officer of 3M Company from 2001 until July 2005. Dr. Snyderman previously served as Chancellor for Health Affairs and Dean of the Duke University School of Medicine from 1985 until 2004. Ms. Woertz was Executive Vice President of Chevron Texaco from 2001 until 2006. Dr. Zedillo was President of Mexico from 1994 until 2000.

The Board of Directors

The Board of Directors has general oversight responsibility for the Company’s affairs pursuant to Ohio’s General Corporation Law, the Company’s Amended Articles of Incorporation and Code of Regulations and the Board of Directors’ By Laws. In exercising its fiduciary duties, the Board of Directors represents and acts on behalf of the Company’s shareholders. Although the Board of Directors does not have responsibility for the day-to-day management of the Company, it stays informed about the Company’s business and provides guidance to Company management through periodic meetings, site visits and other interactions. The Board is deeply involved in the Company’s strategic planning process, leadership development and succession planning. Additional details concerning the role and structure of the Board of Directors are contained in the Board’s Corporate Governance Guidelines, which can be found in the corporate governance section of the Company’s website at www.pg.com/investors.

Committees of the Board

To facilitate deeper penetration of certain key areas of oversight, the Board of Directors has established four Committees. Membership on these Committees, as of June 30, 2009, is shown in the following chart.

Audit	Compensation & Leadership Development	Governance & Public Responsibility	Innovation & Technology
Mr. Lee*	Mr. McNerney*	Dr. Zedillo*	Dr. Snyderman*
Mr. Chenault	Mr. Chenault	Ms. Martin	Mr. Cook
Mr. Gupta	Mr. Cook	Mr. McNerney	Mr. Gupta
Dr. Snyderman	Mr. Lee	Ms. Woertz	Ms. Martin
Ms. Woertz			Mr. Rodgers
Dr. Zedillo

*	Committee Chair

All Directors served on the respective Committees listed above, including Committee Chairs, for the Company’s entire fiscal year, with the exception of Dr. Zedillo, who was appointed Chair of the Governance & Public Responsibility Committee at the February 10, 2009 Board of Director’s meeting, following the resignation of Ms. Margaret C. Whitman from the Board effective December 31, 2008. From July 1, 2008 through December 31, 2008, Ms. Whitman served as a member of the Board of Directors, Chair of the Governance & Public Responsibility Committee and as a member of the Compensation & Leadership Development Committee.

The Company’s Committee Charter Appendix applies to all Committees and can be found in the corporate governance section of the Company’s website at www.pg.com/investors.

The Audit Committee met nine times during the fiscal year ended June 30, 2009 to carry out its responsibilities under its charter. At all of these meetings, representatives of Deloitte & Touche LLP, the Company’s independent registered public accounting firm, and financial management were present to review accounting, control, auditing and financial reporting matters. During these meetings, the Committee held five sessions where only representatives of Deloitte & Touche, LLP were present and five sessions with only the Company’s Vice President of Internal Audit present. All members of the Committee are independent under the New York Stock Exchange (“NYSE”) listing standards and the Board of Directors’ Guidelines for Determining the Independence of its Members (the “Independence Guidelines,” which can be found in the corporate governance section of the Company’s website at www.pg.com/investors). The Audit Committee has the responsibilities set forth in its charter with respect to the quality and integrity of the Company’s financial statements; the Company’s compliance with legal and regulatory requirements; the Company’s overall risk management process; the independent registered public accounting firm’s qualifications and independence; the performance of the Company’s internal audit function and the independent registered public accounting firm; preparing the annual Report of the Audit Committee to be included in the Company’s proxy statement; and assisting the Board of Directors and the Company in interpreting and applying the Company’s Worldwide Business Conduct Manual. In addition to these responsibilities, during fiscal year 2008-09, in response to actions taken by external regulatory authorities, the Company launched an internal investigation into potential violations of competition laws in Europe, and the Board assigned the Committee responsibility for the oversight of that investigation. In that capacity, the Committee met four additional times to discuss and review the Company’s internal investigation, as well as the external investigations, during which it held four sessions where no members of management were present. The Audit Committee’s charter can be found in the corporate governance section of the Company’s website at www.pg.com/investors and is attached to this proxy statement as Exhibit A.

The Compensation & Leadership Development Committee met six times during the fiscal year ended June 30, 2009, during which it held five executive sessions with no member of management present. All members of this Committee are independent under the NYSE listing standards and the Independence Guidelines. The Compensation & Leadership Development Committee has a charter, under which it has full authority and responsibility for the Company’s overall compensation policies, their specific application to principal officers elected by the Board of Directors (including review and evaluation of their compensation) and the compensation of the non-employee members of the Board of Directors. This Committee also assists the Board in the leadership development and evaluation of principal officers. As a practical matter, the Chief Executive Officer makes recommendations to the Committee regarding the compensation elements of the principal officers (other than his own compensation) based on Company performance, individual performance and input from Company management and the Committee’s independent compensation consultant. All final decisions regarding compensation for principal officers are made by this Committee. For more details regarding principal officer compensation or this Committee’s process for making decisions regarding the compensation of principal officers, please see the Compensation Discussion and Analysis section of this proxy statement found on pages [•] to [• ]. This Committee also approves all stock-based equity grants made under The Procter & Gamble 2001 Stock and

Incentive Compensation Plan and The Gillette Company 2004 Long-Term Incentive Plan to non-principal officers. This Committee has delegated to the Chief Executive Officer the authority to make equity grants to non-principal officers and determine the specific terms and conditions of such grants within the guidelines set forth by the Committee. This Committee retains an independent compensation consultant, hired directly by the Committee, to advise it regarding executive compensation matters. For more details on this arrangement, please see the section entitled “How is competitiveness established for executive compensation?” found on page [•] of this proxy statement. The Compensation & Leadership Development Committee’s charter can be found in the corporate governance section of the Company’s website at www.pg.com/investors.

The Governance & Public Responsibility Committee met five times during the fiscal year ended June 30, 2009. All members of the Governance & Public Responsibility Committee are independent under the NYSE listing standards and the Independence Guidelines. The Governance & Public Responsibility Committee has the responsibilities set forth in its charter with respect to identifying individuals qualified to become members of the Board of Directors; recommending when new members should be added to the Board; recommending individuals to fill vacant Board positions; recommending the Director nominees for the next annual meeting of shareholders; recommending to the Board whether to accept the resignation of any Director nominee who received a greater number of “against” votes than “for” votes in a non-contested election; periodically developing and recommending updates to the Board’s Corporate Governance Guidelines; other issues related to Director governance and ethics; evaluation of the Board of Directors and its members; reviewing plans and making recommendations to the Board on the Company’s corporate sustainability efforts (including environmental quality, economic development and corporate social responsibility); and overseeing matters of importance to the Company and its stakeholders, including employees, consumers, customers, suppliers, shareholders, governments, local communities and the general public. Public responsibility topics considered by this Committee include organization diversity, sustainable development, community and government relations, product quality and quality assurance systems and corporate reputation. The Governance & Public Responsibility Committee’s charter can be found in the corporate governance section of the Company’s website at www.pg.com/investors.

The Innovation & Technology Committee met twice during the fiscal year ended June 30, 2009. The Innovation & Technology Committee has the responsibilities set forth in its charter with respect to overseeing and providing counsel on matters of innovation and technology. Topics considered by this Committee include the Company’s approach to technical and commercial innovation; the innovation and technology acquisition process; and tracking systems important to successful innovation. The Innovation & Technology Committee’s charter can be found in the corporate governance section of the Company’s website at www.pg.com/investors.

Board and Committee Meeting Attendance

During the fiscal year ended June 30, 2009, the Board of Directors held seven meetings and the Committees of the Board of Directors held 26 meetings for a total of 33 meetings. Average attendance at these meetings by members of the Board during the past year exceeded 95%. All Directors attended greater than 88% of the meetings of the Board and the Committees on which they serve, except for Mr. Cook, who was only able to attend 73% of the meetings due to prior commitments.

Corporate Governance

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines to set forth its commitments and guiding principles concerning overall governance practices. These guidelines can be found in the corporate governance section of the Company’s website at www.pg.com/investors.

Director Independence

The Board of Directors has determined that the following Directors are independent under the NYSE listing standards and the Independence Guidelines because they have either no relationship with the Company (other than being a Director and shareholder of the Company) or only immaterial relationships with the Company: Kenneth I. Chenault, Scott D. Cook, Rajat K. Gupta, Charles R. Lee, Lynn M. Martin, W. James McNerney, Jr., Ralph Snyderman, Patricia A. Woertz and Ernesto Zedillo. In addition, Ms. Whitman was independent during the period in which she served as Director. As noted previously, all members of the Board’s Audit, Compensation & Leadership Development, and Governance & Public Responsibility Committees are independent.

In making these independence determinations, the Board applied the NYSE listing standards and the categorical independence standards contained in the Independence Guidelines. Under the Independence Guidelines, certain relationships were considered immaterial and, therefore, were not considered by the Board in determining independence but were reported to the Chair of the Governance & Public Responsibility Committee. Applying the NYSE listing standards and the Independence Guidelines, the Board determined that there are no transactions, relationships or arrangements that would impair the independence or judgment of any of the directors deemed independent by the Board.

Effective July 1, 2009, Mr. Lafley moved full-time into the role of Chairman of the Board and Mr. McDonald was elected President and Chief Executive Officer of the Company. As such, they cannot be deemed independent under the NYSE listing standards and the Independence Guidelines. Mr. Rodgers is the President and CEO of TV One, LLC, a cable television network. The Board has declared Mr. Rodgers not independent under the Independence Guidelines, which contain a three-year look-back provision, because during 2006, the Company paid TV One, LLC for advertising time in an amount that exceeded 2% of TV One, LLC’s gross revenue for that year.

Code of Ethics

For a number of years, the Company has had a code of ethics for its employees. The most recent version of this code of ethics, which is consistent with SEC regulations and NYSE listing standards, is contained in the Worldwide Business Conduct Manual, which applies to all of the Company’s employees, officers and Directors, and is available on the Company’s website at www.pg.com. The Worldwide Business Conduct Manual is firmly rooted in the Company’s long-standing Purpose, Values and Principles, which can also be found on the Company’s website at www.pg.com. During the fiscal year ended June 30, 2009, the Company continued its deployment of the Worldwide Business Conduct Manual throughout the Company in 29 different languages, including online training.

Review and Approval of Transactions with Related Persons

The Company’s Worldwide Business Conduct Manual requires that all employees and Directors disclose all potential conflicts of interest and promptly take actions to eliminate any such conflict when the Company requests. In addition, the Company has adopted a written Related Person Transaction Policy that prohibits any of the Company’s executive officers, Directors or any of their immediate family members from entering into a transaction with the Company, except in accordance with the policy.

Under our Related Person Transaction Policy, the Chief Legal Officer is charged with primary responsibility for determining whether, based on the facts and circumstances, a related person has a direct or indirect material interest in a proposed transaction. To assist the Chief Legal Officer in making this determination, the policy sets forth certain categories of transactions that are deemed not to involve a direct or indirect material interest on behalf of the related person. If, after applying these categorical standards and weighing all of the facts and circumstances, the Chief Legal Officer determines that the related person would have a direct or indirect material interest in the transaction, the Chief Legal Officer must present the proposed transaction to the Audit Committee for review or, if impracticable under the circumstances, to the Chair of the Audit Committee. The Audit Committee must then either approve or reject the transaction in accordance with the terms of the policy. In the course of making this determination, the Audit Committee shall consider all relevant information available to it and, as appropriate, must take into consideration the following:

•	Whether the proposed transaction was undertaken in the ordinary course of business of the Company;

•	Whether the proposed transaction was initiated by the Company or the related person;

•	Whether the proposed transaction contains terms no less favorable to the Company than terms that could have been reached with an unrelated third party;

•	The purpose of, and the potential benefits to the Company of, the proposed transaction;

•	The approximate dollar value of the proposed transaction, particularly as it involves the related person;

•	The related person’s interest in the proposed transaction; and

•	Any other information regarding the related person’s interest in the proposed transaction that would be material to investors under the circumstances.

The Audit Committee may only approve the proposed transaction if it determines that the transaction is not inconsistent with the best interests of the Company as a whole. Further, in approving any such transaction, the Audit Committee has the authority to impose any terms or conditions it deems appropriate on the Company or the related person. Absent this approval, no such transaction may be entered into by the Company with any related person.

Mr. Jon R. Moeller, the Company’s Chief Financial Officer, is married to Lisa Sauer, a long-tenured employee of the Company who currently holds the position of Manager—Global Product Supply, Purchases, Organic Materials. Her total compensation in the last year was approximately [•], consisting of salary, bonus, equity grants and retirement benefits. Her compensation is consistent with the Company’s overall compensation principles based on her years of experience, performance and position within the Company. Prior to Mr. Moeller becoming Chief Financial Officer, the Audit Committee approved the continued employment of Ms. Sauer with the Company under the Company’s Related Person Transaction Policy, concluding that her continued employment was not inconsistent with the best interests of the Company as a whole.

Other than as noted above, there were no transactions, nor are there any currently proposed transactions, in which the Company or any of its subsidiaries was or is to be a participant, the amount involved exceeded $120,000, and any Director, Director nominee, executive officer or any of their immediate family members had a direct or indirect material interest reportable under applicable SEC rules or that required approval of the Audit Committee under the Company’s Related Person Transaction Policy.

Presiding Director and Executive Sessions

After consultation with the Governance & Public Responsibility Committee, the non-employee members of the Board of Directors reappointed W. James McNerney, Jr. to serve as the Presiding Director for fiscal year 2009 -10. Mr. McNerney began his service as Presiding Director on August 14, 2007. The Presiding Director acts as the key Board liaison with the Chief Executive Officer, assists in setting the Board agenda, chairs the executive sessions of the Board and communicates the Board of Directors’ feedback to the Chief Executive Officer.

The non-employee members of the Board of Directors met six times during fiscal year 2008-09 in executive session (without the presence of employee Directors or other employees of the Company) to discuss various matters related to the oversight of the Company, the management of Board affairs, succession planning for the Company’s top management (including the Chief Executive Officer position), and the Chief Executive Officer’s performance. It also met in semi-executive session (with the Chief Executive Officer present for portions of the discussion) on five occasions.

Communication with Directors and Executive Officers

Shareholders and others who wish to communicate with the Board of Directors or any particular Director, including the Presiding Director, or with any executive officer of the Company, may do so by writing to the following address:

[Name of Director(s)/Executive Officer or “Board of Directors”]

The Procter & Gamble Company

c/o Secretary

One Procter & Gamble Plaza

Cincinnati, OH 45202-3315

All such correspondence is reviewed by the Secretary’s office, which logs the material for tracking purposes. The Board of Directors has asked the Secretary’s office to forward to the appropriate Director(s) all correspondence, except for items unrelated to the functions of the Board of Directors, business solicitations, advertisements and materials that are profane.

Availability of Corporate Governance Documents

In addition to their availability on the Company’s website at www.pg.com, copies of all Committee Charters, the Committee Charter Appendix, the Corporate Governance Guidelines, the Independence Guidelines, the Worldwide Business Conduct Manual, the Company’s Purpose, Values and Principles and the Related Person Transaction Policy are available in print upon request by writing to the Company Secretary at One Procter & Gamble Plaza, Cincinnati, OH 45202-3315.

Shareholder Recommendations of Board Nominees and Committee Process for Recommending Board Nominees

The Governance & Public Responsibility Committee will consider shareholder recommendations for candidates for the Board, which should be submitted to:

Chair of the Governance & Public Responsibility Committee

The Procter & Gamble Company

c/o Secretary

One Procter & Gamble Plaza

Cincinnati, OH 45202-3315

Shareholder recommendations should include the name of the candidate, as well as relevant biographical information. The minimum qualifications and preferred specific qualities and skills required for Directors are set forth in Article II, Sections B through E of the Board’s Corporate Governance Guidelines.

The Committee considers all candidates using these criteria, regardless of the source of the recommendation. The Committee’s process for evaluating candidates includes the considerations set forth in Article II, Section B of the Committee’s Charter. After initial screening for minimum qualifications, the Committee determines appropriate next steps, including requests for additional information, reference checks and interviews with potential candidates. In addition to shareholder recommendations, the Committee also relies on recommendations from current Directors, Company personnel and others. From time to time, the Committee may engage the services of outside search firms to help identify candidates. During the fiscal year ended June 30, 2009, no such engagement existed (and none currently exists), and no funds were paid to outside parties in connection with the identification of nominees. All nominees for election as Directors who currently serve on the Board are known to the Committee and were recommended by the Committee to the Board as Director nominees.

Annual Meeting Attendance

The Board’s expectation is that all its members attend the annual meeting of shareholders. All Directors, except Scott D. Cook who was unavailable due to personal reasons, attended the 2008 annual meeting.

Director Compensation

The following table and footnotes provide information regarding the compensation paid to the Company’s non-employee Directors in fiscal year 2008-09. Directors who are employees of the Company receive no compensation for their services as Directors.

Director Compensation Table

	Fees
Name	Annual Retainer ($)	Committee Meeting Fees ($)	Committee Chair Fees[1] ($)	Total Fees Earned or Paid in Cash ($)		Stock Awards[2] ($)	All Other Compen- sation[3] ($)	Total ($)
Kenneth I. Chenault	100,000	34,000	0	134,000	[4]	125,000	215	259,215
Scott D. Cook	100,000	12,000	0	112,000	[5]	125,000	215	237,215
Rajat K. Gupta	100,000	30,000	0	130,000		125,000	215	255,215
Charles R. Lee	100,000	38,000	15,000	153,000		125,000	215	278,215
Lynn M. Martin	100,000	14,000	0	114,000		125,000	120	239,120
W. James McNerney, Jr.	100,000	22,000	10,000	132,000	[6]	125,000	120	257,120
Johnathan A. Rodgers	100,000	4,000	0	104,000	[7]	125,000	120	229,120
Ralph Snyderman	100,000	30,000	10,000	140,000	[8]	125,000	215	265,215
Margaret C. Whitman	50,000	8,000	5,000	63,000		0	120	63,120
Patricia A. Woertz	100,000	36,000	0	136,000		125,000	120	261,120
Ernesto Zedillo	100,000	12,000	5,000	117,000	[9]	125,000	120	242,120

[1]

The Committee Chair Fee for Ms. Whitman, who was Chair of the Governance & Public Responsibility Committee until her resignation from the Board on December 31, 2008, was prorated for July through December 2008. The Committee Chair Fee for Dr. Zedillo, who was named Chair of the Governance & Public Responsibility Committee at the Board of Directors meeting on February 10, 2009, was prorated for February through June 2009.

[2]

This grant date fair value of the restricted stock units (RSUs) awarded is recognized in the fiscal year for financial statement reporting purposes in accordance with Statement of Financial Accounting Standards 123, as revised (SFAS 123(R)). Because Ms. Whitman resigned from the Board effective December 31, 2008, she forfeited her 2008 award in accordance with the terms of The Procter & Gamble 2003 Non-Employee Directors’ Stock Plan. As of the end of fiscal year 2008-09:

a.	Mr. Chenault has 3,433 unvested stock awards outstanding.
b.	Mr. Cook has 16,587 unvested stock awards outstanding and 10,674 option awards outstanding.

c.	Mr. Gupta has 3,835 unvested stock awards outstanding.
d.	Mr. Lee has 36,909 unvested stock awards outstanding and 16,712 option awards outstanding.
e.	Ms. Martin has 18,878 unvested stock awards outstanding and 16,712 option awards outstanding.
f.	Mr. McNerney has 16,708 unvested stock awards outstanding.
g.	Mr. Rodgers has 21,306 unvested stock awards outstanding and 6,644 option awards outstanding.
h.	Dr. Snyderman has 37,188 unvested stock awards outstanding and 16,712 option awards outstanding.
i.	Ms. Whitman has 10,740 unvested stock awards outstanding.
j.	Ms. Woertz has 1,996 unvested stock awards outstanding.
k.	Dr. Zedillo has 16,188 unvested stock awards outstanding and 6,644 option awards outstanding.

Unvested stock awards include RSUs that have not yet delivered in shares and restricted stock for which the restrictions have not lapsed. RSUs earn dividend equivalents which are accrued in the form of additional RSUs each quarter and credited to each Director’s holdings. These RSUs have the same vesting restrictions as the underlying RSUs and are ultimately deliverable in shares. Restricted stock earns cash dividends that are paid quarterly.

[3]

The All Other Compensation total includes certain costs associated with Directors and their guests (spouse, family member or similar guest) attending Board meetings and/or Board activities. For the December 2008 Board meeting, each Director was encouraged to bring a guest. The Company incurred costs associated with providing a minor commemorative item to the Directors and certain activities for their accompanying guests. For all other regular Board meetings throughout the fiscal year, Directors were entitled to bring a guest so long as the Director used the Company aircraft to attend the meeting and the guest’s attendance did not result in any incremental aircraft costs. Directors and their guests are also covered under the same insurance policy as all Company employees for accidental death while traveling on Company business (coverage is $750,000 for each Director and $300,000 for a guest). There is no incremental cost to the Company for this benefit. In addition, the Company maintains a Charitable Awards Program for current and retired Directors who were participants prior to July 1, 2003. Under this program, at their death, the Company donates $1,000,000 per Director to up to five qualifying charitable organizations selected by each Director. Directors derive no financial benefit from the program because the charitable deductions accrue solely to the Company. The Company funds this contribution from general corporate assets and made no payments during fiscal year 2008-09. This program was discontinued for any new Director effective July 1, 2003.

[4]	Mr. Chenault took his fees for the first half of the fiscal year in cash, and for the second half of the fiscal year in retirement restricted stock, which had a grant date fair value of $70,000.
[5]

Mr. Cook took his fees for the first half of the fiscal year in unrestricted stock which had a grant date fair value of $56,000 and for the second half of the fiscal year in retirement restricted stock, which had a grant date fair value of $56,000.

[6]	Mr. McNerney took all of his fees for fiscal year 2008-09 in unrestricted stock, which had a grant date fair value of $132,000.
[7]	Mr. Rodgers took 25% of his fees for fiscal year 2008-09 in cash and 75% of his fees for fiscal year 2008-09 in retirement restricted stock, which had a grant date fair value of $78,000.
[8]	Dr. Snyderman took his fees for the first half of the fiscal year as retirement restricted stock which had a grant date fair value of $69,000 and for the second half of the fiscal year in cash.
[9]

Dr. Zedillo took 50% of his retainer as cash and 50% of his retainer as retirement restricted stock, and 100% of his committee fees as cash. The retirement restricted stock had a grant date fair value of $50,000.

The objective of the Compensation & Leadership Development Committee of the Board of Directors is to provide non-employee members of the Board of Directors a compensation package consistent with the median of the Peer Group (as this group is further described on page [•] of this proxy statement). In fiscal year 2008-09, non-employee members of the Board of Directors received the following compensation:

•

A grant of restricted stock units (RSUs) on October 14, 2008, following election to the Board at the Company’s 2008 annual meeting of shareholders, with a grant date fair value of $125,000. These units are forfeitable if the Director resigns during the year, will not deliver in shares until at least one year after the Director leaves the Board, and cannot be sold or traded until delivered in shares, thus encouraging alignment with the Company’s long-term interests and the interests of shareholders. These RSUs earn dividend equivalents at the same rate as dividends paid to shareholders;

•	An annual retainer fee of $100,000 paid in quarterly increments;

•	A committee meeting fee of $2,000 for every Committee meeting attended; and

•

An additional annual retainer paid to the Chair of each committee as follows: Chair of the Audit Committee, $15,000; Chairs of the Compensation & Leadership Development, Governance & Public Responsibility and Innovation & Technology Committees, $10,000.

Directors can elect to receive any part of their fees or retainer (other than the grant of RSUs) as cash, retirement restricted stock, or unrestricted stock. The Company did not grant any stock options to Directors in fiscal year 2008-09.

Non-employee members of the Board of Directors must own Company stock and/or RSUs worth six times their annual cash retainer. Except for Mr. Gupta, who was appointed in June 2007, Ms. Woertz, who was appointed in January 2008, and Mr. Chenault, who was appointed in April 2008, all non-employee Directors have already achieved this ownership requirement. Ms. Woertz and Messrs. Gupta and Chenault are on track to achieve this goal within the five-year period established by the Compensation & Leadership Development Committee for achieving this level of ownership.

Report of the Compensation & Leadership Development Committee

The Compensation & Leadership Development Committee of the Board of Directors has reviewed and discussed the following section of this proxy statement entitled “Compensation Discussion and Analysis” with management. Based on this review and discussion, the Committee has recommended to the Board that the section entitled “Compensation Discussion and Analysis” as it appears below, be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2009.

W. James McNerney, Jr. (Chair)

Kenneth I. Chenault

Scott D. Cook

Charles R. Lee

August [•], 2009

Compensation Discussion and Analysis

Executive Summary

[•]

What are the Company’s overall compensation principles?

The Compensation & Leadership Development Committee designs and oversees the Company’s compensation policies and approves compensation for all senior officers, including the Named Executive Officers. The Committee has established the following principles for compensating all Company employees:

•

Support the business strategy—We align compensation programs with business strategies focused on long-term growth and creating value for shareholders. We motivate executives to overcome challenges, to deliver commitments and to exceed Company goals;

•	Pay for performance—We pay higher compensation when goals are exceeded and lower compensation when goals are not met; and

•	Pay competitively—We set target compensation to be competitive with other multi-national corporations of similar size, value and complexity.

These principles serve the Company well and enable us to deliver strong shareholder value over time. Application of these principles also ensures the development and retention of talented employees who are committed to the Company’s long-term success.

What are the Company’s executive compensation objectives?

The Committee established the following objectives to continue the Company’s history of superior management and leadership:

•	Drive superior business and financial performance—Inspire executives to achieve or exceed Company, business unit and individual goals;

•	Focus on long-term success—Ensure executives’ accountability for long-term success so the Company continues to provide superior returns for shareholders over time;

•	Ownership—Align executives with shareholders’ long-term interests by building significant ownership of Company stock into executive pay programs; and

•	Retention—Retain talented executives with demonstrated records of superior performance whose continued employment is key to overall Company success.

Who are the Company’s Named Executive Officers?

The Company’s Named Executive Officers for fiscal year 2008-09 are: A.G. Lafley, Chairman of the Board and Chief Executive Officer; Jon R. Moeller, Chief Financial Officer; Robert A. McDonald, Chief Operating Officer; Werner Geissler, Vice Chairman—Global Operations; E. Dimitri Panayotopoulos, Vice Chairman—Global Household Care; Susan E. Arnold, former President, Global Business Units; and Clayton C. Daley, Jr., Vice Chairman and former Chief Financial Officer.

Effective July 1, 2009. Mr. Lafley stepped down as Chief Executive Officer and Mr. McDonald became President and Chief Executive Officer. Mr. Lafley will continue as Chairman of the Board.

Ms. Arnold and Mr. Daley were no longer executive officers of the Company at fiscal year-end and have announced their intention to retire. Since announcing their retirements, both have continued to report to Mr. Lafley, working on assignments and projects as required by Mr. Lafley.

Throughout this Compensation Discussion and Analysis and the compensation tables that follow, we will refer to the title of each Named Executive Officer in effect on the last day of the fiscal year, June 30, 2009.

What are the elements of the Company’s executive compensation programs?

The Company achieves its executive compensation objectives through the following programs in which some or all of our Named Executive Officers participate. A more detailed discussion of each program is provided later in this Compensation Discussion and Analysis.

How do we assure that compensation keeps executives focused on long-term success?

For our employees, focus on the long-term success of the Company begins at hire and is built over careers which often span decades. Because P&G has a longstanding practice of building the organization from within, most employees spend their entire career at the Company. P&G’s people are a cornerstone of P&G’s success.

Employee stock ownership has long been an important aspect of the Company’s culture of commitment to long-term success. William Cooper Procter established the Company’s employee stock ownership plan in 1887, and today it is the oldest continuous profit sharing plan of its kind in the United States. For more than 120 years, this innovative plan has connected employees to the Company’s long-term success. The Company makes annual contributions of P&G stock to the retirement accounts of all U.S.-based employees from the time that they complete their first two years of service until the end of their careers with P&G. Employees think and act like owners from the day they are hired until the day they retire. As a result, those who rise to the senior executive levels in the Company have been focused on the long-term success of the Company from the outset—and continue this focus as their equity-based compensation increases over time. Our Named Executive Officers have an average of almost 30 years of service at the Company—long-term careers during which these individuals—first as employees, then as managers, then as senior executives—build shareholder value and benefit from the value they help to create. This is enhanced by talented employees who join the Company through acquisitions.

In addition to PST, the Company makes an annual grant of stock options and RSUs to the Company’s key managers. These awards reinforce the executives’ focus on the long-term success of the Company by tying their personal success to that of other shareholders. Our key managers hold stock options for an average of eight years (five years beyond the vesting date) before they exercise. These behaviors reflect a culture that is focused on, and confident in, the long-term success of the Company.

Many companies use employment contracts for their top executives. Generally, the Committee believes these arrangements are not necessary for our executives because most have spent the majority of their professional careers with the Company, and have developed a focus on the Company’s long-term success. Except in certain circumstances such as acquisitions, or where required by law in certain jurisdictions, the Company does not have any employment contracts with its executives. None of our current Named Executive Officers has an employment contract.

Ownership and Holding Requirements Focus on Long-Term Success

The Committee established the Executive Share Ownership Program and Stock Option Exercise Holding Requirement Policy to ensure that our most senior executives, including the Named Executive Officers, continue to own and hold a significant amount of Company stock. This aligns management’s interests with shareholders’ interests and further focuses executives on the long-term success of the Company.

The Executive Share Ownership Program requires executives to own shares of Company stock and/or RSUs valued at eight times base salary for the Chief Executive Officer, and five times base salary for the other Named Executive Officers. The Committee reviews the holdings of our Named Executive Officers annually, and in 2009 they each exceeded these requirements with the exception of the newly appointed Chief Financial Officer, who is on track to meet these requirements. The Stock Option Exercise Holding Requirement Policy ensures executives remain focused on sustained shareholder value, even after exercising stock options. Under this policy, the Chief Executive Officer must hold the net shares received from stock option exercises for at least two years, and the other Named Executive Officers must hold such net shares for at least one year after exercise. This policy reinforces our executives’ focus on the long-term business and financial performance of the Company. Incentive plan awards that executives elect to take as stock options instead of cash or unrestricted stock are not subject to the holding requirement.

Finally, to further align our executives with the interests of our shareholders, the Company’s Insider Trading Policy prohibits collars, short sales, hedging investments or other derivative transactions involving Company stock. Purchases and sales of Company stock by Named Executive Officers can only be made during the one-month period following public earnings announcements or, if outside these window periods, with express permission from the Company’s Chief Legal Officer or in accordance with a previously established trading plan that meets SEC requirements. Only Mr. Lafley currently has such a plan, which began in 2003 and is updated periodically, most recently in May 2007.

The Company Emphasizes Pay for Performance

Our long-term success depends on excellent financial and operational performance year after year. Therefore, the Committee ties approximately [•] of our senior executives’ compensation to the achievement of short and long-term goals, taking into consideration the individual’s impact on delivering those goals. If short-term and long-term financial and operational goals are not achieved, then performance-related compensation decreases. If goals are exceeded, then performance-related compensation increases.

Moreover, all compensation in the form of Company stock, RSUs or stock options changes in value with changes in the Company’s stock price. Because such a large percentage of the Company’s executive compensation is tied both to performance and to the Company’s stock price, our executives have a significant stake in the long-term success of the Company—just like other shareholders.

The chart below shows that [•]% of the Chief Executive Officer’s total compensation was performance-based and a full [•]% of his total compensation was paid in stock, RSUs or options—forms of compensation tied to the Company’s stock price. Since becoming Chief Executive Officer in 2000, Mr. Lafley has received 80% of his compensation in equity, and has not sold any of these shares (except those used to pay taxes). On average, [•]% of the other Named Executive Officers’ compensation was performance-based and [•]% of their total compensation was in stock, RSUs or stock options. Tying pay to the Company’s and the individual’s performance, as well as to the Company’s stock price, motivates Company executives to drive superior business and financial performance for the long-term, while retaining talented executives and encouraging stock ownership.

How is competitiveness established for executive compensation?

The Committee structures executive compensation so that total targeted annual cash and long-term compensation opportunities are competitive with comparable positions at 25 companies considered to be our peers (based on criteria described below) (Peer Group). The Committee sets targets for each element of compensation based on the same elements of compensation paid to those holding similar jobs at companies in our Peer Group, focusing on positions with similar management and revenue responsibility. The Committee uses a regression analysis to adjust for the differences in revenue size within Peer Group companies.

The Peer Group consists of companies that generally meet the following criteria:

•	Revenue comparable to the Company ($83 billion in fiscal year 2007-08) and/or market capitalization comparable to the Company (approximately $185 billion as of June 30, 2008);

■	Peer group revenues range from $15 billion to $425 billion with a median of $61 billion; and

■	Peer group market capitalization ranges from $20 billion to $328 billion with a median of $61 billion.

•	Compete with the Company in the marketplace for business and investment capital;

•	Compete with the Company for executive talent; and

•	Have generally similar pay models (we do not compare with financial services, insurance or utility companies where the mix of pay elements or program structure is materially different).

The Committee evaluates and, if appropriate, updates the composition of the Peer Group each year to ensure it remains relevant and is not skewed by over-representation of any non-consumer products industry. Changes to the Peer Group are carefully considered and made infrequently to assure continuity from year to year. The Peer Group currently consists of the following companies:

3M Altria Group AT&T Boeing Chevron	Coca-Cola Colgate-Palmolive ConocoPhillips Du Pont Exxon Mobil	General Electric Hewlett-Packard Home Depot IBM Johnson & Johnson	Kimberly-Clark Kraft Foods Lockheed Martin Merck PepsiCo	Pfizer Target United Technologies Verizon Communications Wal-Mart Stores

At its annual review in April 2009, the Committee replaced General Motors and Motorola with ConocoPhillips and United Technologies which better fit the Committee’s criteria for market capitalization and pay models.

While Named Executive Officers’ total compensation targets are set consistent with total compensation in our Peer Group, actual compensation varies depending on business unit and individual performance. This may result in substantial differences among the Named Executive Officers’ pay. Consistent with our principles to pay competitively and to pay for performance, the Committee does not set guidelines for the ratio of any one position’s pay to another such as Chief Executive Officer pay relative to other Named Executive Officers.

The Committee has directed Frederic W. Cook & Co., its outside and independent compensation consultant, to advise it on various compensation matters, including peer group identification, competitive practices and trends, specific program design, and Committee actions with respect to principal officer compensation. Under the terms of its agreement with the Committee, Frederic W. Cook & Co. is prohibited from doing any other business for the Company or its management, and the Committee may contact Frederic W. Cook & Co. without any interaction from Company management. This is meant to ensure the independence of the Committee’s compensation consultant. Consistent with the terms of the Committee’s agreement with Frederic W. Cook & Co., the Committee has adopted a policy prohibiting any compensation consultant retained by the Committee from doing any other business for the Company or its management.

Company management uses a separate compensation consultant, Hewitt Associates, to provide compensation advice, competitive survey data and other benchmark information related to trends and competitive practices in executive compensation.

Details regarding each element of executive compensation

Annual Cash Compensation

The building blocks of the Company’s annual cash compensation program are base salary and annual bonus (STAR). We collect and analyze data from the Peer Group on the total annual cash compensation (base salary plus annual bonus target) of positions comparable to those at the Company. For each position, we set a target amount for both base salary and STAR, where the STAR Target is the amount payable as a percentage of annual base salary if all goals are met. The sum of the base salary and STAR targets for each position is generally set at the median annual cash compensation of our Peer Group for each position, adjusted for size using a regression analysis of Peer Group revenues.

Base Salary

Base salary provides a competitive fixed rate of pay, recognizing different levels of responsibility within the Company. Salaries are the basis for the other performance-driven programs discussed below, as well as the basis for retirement programs, executive group life insurance and certain benefits available to all employees. [• ]

STAR Annual Bonus

The STAR bonus program provides an incentive for approximately 14,000 senior managers to achieve and exceed the annual business goals set for the business units and the Company as a whole. The program rewards outstanding business results and pays reduced awards when target business goals are not met. The program primarily focuses on the achievement of business unit results, as well as total Company performance. STAR Awards are paid in cash, RSUs, stock options or deferred compensation, at the executive’s election.

STAR Awards are based on three factors: 1) STAR Target; 2) business unit performance; and 3) total Company performance. By multiplying these factors, as shown in the formula below, both individual business unit and Company performance are recognized. The measures that determine each factor are discussed below. The STAR Award calculation is:

STAR Target ($)	X	Business Unit Factor (%)	X	Total Company Factor (%)	=	STAR Award ($)

The basis for each element of the STAR Award is:

•

STAR Target—STAR Targets, expressed as a percentage of base salaries, are set by the Committee for Named Executive Officers based on the target bonus for similar positions at Peer Group companies. This year, based on an analysis of annual cash compensation and bonus targets at Peer Group companies, the Committee increased Mr. Lafley’s STAR Target from 170% to 175% of base salary. Ms. Arnold’s and Mr. McDonald’s STAR Targets were increased from 115% to 125% of base salary. Mr. Daley’s STAR Target remained flat versus the prior year at 115%, and Mr. Moeller’s STAR Target was 45% for the first six months of the fiscal year and with his promotion to Chief Financial Officer was set at 105% for the last six months of the fiscal year. Messrs. Geissler and Panayotopoulos had STAR Targets of 90%, consistent with the prior year.

•

Business Unit Factor—Tying STAR awards to business unit results motivates participants to help their business succeed. The Business Unit Factor determined for each business unit ranges from 53% to 167% (with a target level of 100%). The Business Unit Factor has a wider range and the greatest potential impact on the amount of the final award. The targets for each business unit vary, reflecting a variety of factors such as the different industries in which the Company’s businesses compete, their competitive position within those industries and their growth potential. The targets are determined based on the long-term goals in relation to each business’ role in the Company’s portfolio. The Committee carefully considers the metrics used to measure performance to minimize the risk of too much focus on one result to the detriment of building long-term shareholder value. Each Business Unit’s performance against these targets is discussed and evaluated by the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer and the Global Human Resources Officer, who collectively make a recommendation for each Business Unit Factor to the Committee for review and approval. Each Business Unit Factor is determined by:

■

Quantitative measurements of top-line growth in volume, sales and market share, and bottom-line measures of profit, operating cash flow and operating total shareholder return (a cash flow return on investment model that measures sales growth, earnings growth and cash flow to determine the rate of return that a business earns); and

■

Qualitative measures which are retrospective assessments of performance relative to competitors, coordination and collaboration with other Company business units, the quality of business strategy and business model, the strength of the innovation program and portfolio and other considerations such as adherence to ethical standards and response to unpredictable events like natural disasters.

Fiscal Year 2008-09 Results: The table below summarizes: 1) the quantitative measures used to determine each Business Unit Factor, 2) the fiscal year results for those quantitative measures, and 3) the Business Unit Factor recommended to the Committee for each Named Executive Officer other than Messrs. Lafley, Moeller and McDonald.

Named Executive Officer	Role	Business Unit Factor Inputs*	Relevant Results	Business Unit Factor %
Werner Geissler	Vice Chairman of Global Operations
E. Dimitri Panayotopoulos	Vice Chairman of Household Care GBU
Susan E. Arnold	Former President, Global Business Units
Clayton C. Daley	Vice Chairman and Former Chief Financial Officer

*	Business Unit Factor Inputs also include an evaluation of other quantitative and qualitative measures as described above.

•

Total Company Factor—Based on a numeric formula ranging from 80% to 130% (with a target level of 100%), this factor is determined by equally weighting two measures against targets predetermined by the Committee: 1) organic sales growth, and 2) earnings per share (EPS) growth. The Committee selected metrics that in combination encourage a balanced focus on both short and long-term results.

Organic sales growth: Organic sales growth excludes the impact of acquisitions, divestitures and foreign exchange. The Committee selected organic sales growth because it drives total shareholder return, is a tangible measure for which managers take ownership and is directly linked to the performance of each business. For fiscal year 2008-09, the target was 5%, which is at the midpoint of the Company’s long-term goal of 4% to 6%.

EPS growth: This measure is used in the STAR calculation because it assures continued Company alignment with shareholder interests. The target for fiscal year 2008-09 was 10% diluted EPS growth, consistent with the Company’s long-term goal.

Fiscal Year 2008-09 Results: Reported organic sales growth for the Company was [•]%, and EPS growth was [•]. These two results are equally weighted and, when entered into a formula previously approved by the Committee, derived a Total Company Factor of [•]%, which was [•] the target of 100%.

The recommended STAR Awards for Ms. Arnold and Messrs. Geissler, Panayotopoulos and Daley were set using the multiplicative formula shown and described above. The recommendations for Ms. Arnold and Mr. Daley were based on [•]. The Committee reviews the recommendations for the Business Unit Factors and total STAR Award and considering Company performance results, determines final payments for these Named Executive Officers.

Because they evaluate and recommend Business Unit Factors for the other Named Executive Officers, the STAR Awards for Messrs. Lafley, Moeller and McDonald are determined separately and directly by the Committee. The Committee sets their awards after the range for all other STAR Awards is decided, taking into account [•]. The Committee retains the authority to make no award in a given year and the discretion to accept, modify, or reject management’s recommendations for any or all employees, including the Named Executive Officers.

For fiscal year 2008-09, the combined STAR performance factors resulted in a Company average STAR Award of [•]% of STAR Target. The Committee concluded that Mr. Lafley should receive an award of [•] based on [•]. Mr. Moeller’s award of [•] was based on [•]. Based on [•], Mr. McDonald received an award of [•].

The following shows the actual STAR calculation for each Named Executive Officer:

STAR Annual Bonus

(Dollar Figures Shown in Thousands)

Named Executive Officer	STAR Target ($)	Total Company Factor	Business Unit Factor	STAR Award ($)	STAR Award as % of Target
A.G. Lafley		Committee Decision Based on Performance
Jon R. Moeller		Committee Decision Based on Performance
Robert A. McDonald		Committee Decision Based on Performance
Werner Geissler
E. Dimitri Panayotopoulos
Susan E. Arnold
Clayton C. Daley, Jr.

Summary of Total Annual Cash Compensation

The total annual cash compensation for each of our Named Executive Officers for fiscal year 2008-09 is the sum of each officer’s base salary and STAR award and reflects his or her performance in a company of our size, scope and complexity. [•]

Long-Term Incentive Programs

Long-term incentive compensation comprises the majority of total compensation for executives and is paid through two programs—the Key Manager Annual Stock Grant and the BGP three-year incentive plan. The Committee establishes an annual target for total long-term compensation consistent with the median, total long-term compensation of comparable positions at Peer Group companies regressed for revenue size. It then allocates this overall target into a target for each of the two programs. BGP allocations are annualized based on salaries at the beginning of each BGP three-year cycle. The amounts allocated to the Key Manager program are established by subtracting these BGP allocations from the median total long-term compensation of similar positions in the Peer Group described above. Actual amounts earned depend upon Company and individual performance.

Key Manager Stock Grant

The Key Manager Stock Grant, which is paid in stock options and RSUs, focuses senior executives’ attention on the long-term performance of the Company and directly links executives’ interests to those of the shareholders. Stock options are not exercisable (do not vest) until three years from the grant and expire ten years from the date of grant. RSUs deliver in shares five years from the date of grant. These restrictions enhance retention because employees who voluntarily resign from the Company during the specified periods prior to retirement forfeit their grants.

Once the Key Manager Grant target is established based on Peer Group competitive data, the Chief Executive Officer recommends specific grants to the Committee for Named Executive Officers based on their individual performance. These recommendations can be up to 50% above or 50% below target. In exceptional cases, no grant will be awarded. The Committee retains full authority to accept, modify or reject these recommendations.

For the 2008-09 fiscal year, the Committee awarded grants to the Named Executive Officers as follows: [•]. Named Executive Officers receive 50% of their respective award in stock options, and the remaining 50% may be taken in stock options or RSUs at the election of the Named Executive Officer.

The Committee determined Mr. Lafley’s Key Manager Grant based on [• ]. Mr. Lafley’s Key Manager Grant was awarded in 50% RSUs and 50% stock options.

Business Growth Program (BGP) Three-Year Incentive

BGP is the second component of the Company’s long-term incentive compensation for its senior executives. It focuses executives on the long-term goals most critical to the overall success of the Company. BGP compensation is subject to the achievement of specific Company growth objectives over a three-year performance period. On June 30, 2008, the Company’s current BGP program expired on its own terms. The Committee renewed BGP, incorporating the Company’s current business objectives for the new three-year performance period beginning July 1, 2008 and ending on June 30, 2011 (Performance Period). In setting the performance metrics for the new Performance Period, the Committee took the metrics from the previous three-year program—operating total shareholder return and earnings per share growth—and broke operating total shareholder return into the following: organic sales growth, before tax operating profit and free cash flow efficiency. Separating the combined measure makes each metric more visible to participants, allowing them to focus on delivering each of these important long-term goals.

The three-year BGP Awards are based on the Company’s performance in each of the following four performance categories measured against the three-year performance goals established by the Committee at the beginning of the Performance Period:

Performance Category	Description	Three-Year Goal
Organic Sales Growth	Sales growth that excludes the impact of acquisitions, divestitures and foreign exchange	5% compound annual growth
Before Tax Operating Profit	Net sales, less the cost of product sold and less selling, general and administrative expense	9% compound annual growth
Free Cash Flow Efficiency	Operating cash flow, less capital spending, divided by net earnings	95% annually
Diluted EPS Growth	Diluted earnings per share growth	10% compound annual growth

Basing BGP Awards on these four metrics encourages sound business decisions for the long-term health of the Company and minimizes the risk that participants over-emphasize one success measure to the detriment of others.

At the end of the Performance Period, the Committee determines the Payout Factor for each performance category by comparing the Company’s results to a sliding payout scale ranging from 0%-200%. By rewarding incremental improvements in Company results, as opposed to “all or nothing” three-year goals, this pay-out mechanism discourages the taking of unnecessary risks to ensure a Final Payment under the program. This aligns the interests of the Named Executive Officers with shareholders by encouraging participants to focus on the long-term performance of the Company over a multi-year period.

The target BGP award for the three-year performance period is six times base salary for the Chief Executive Officer and three times base salary for the other Named Executive Officers.

The payout formula for the BGP Award is:

1/4 of Target x Organic Sales Payout Factor	+	1/4 of Target x Operating Profit Payout Factor	+	1/4 of Target x Free Cash Flow Efficiency Payout Factor	+	1/4 of Target x EPS Growth Payout Factor

While the BGP payout formula is based on results at the end of the Performance Period, the Committee may make an Interim Payment at the end of year one for any performance category where Company results are on track to meet or exceed the three-year performance goals. At the end of year two, the Committee may make an Interim Payment for each performance category where the Company’s cumulative results for years one and two are on track to meet or exceed the three-year performance goals. For Interim Payments, the Payout Factor for each performance category is 0% if results are not on track and 100% if results are on track to meet or exceed the three-year performance goals. The total amount of any Interim Payment is calculated using these Payout Factors (0% or 100%) in the payout formula above to obtain a total, and then by dividing this total by three (since any Interim Payment is based on annual performance against the three-year program). The Committee uses these interim payments to even out compensation when performance is on track.

At the end of the third year of the Performance Period, the Final Payment of the BGP Award will be calculated by inserting the applicable Payout Factors (from the 0%-200% payout scale) in the above payout formula to obtain a total, and then subtracting any Interim Payments made during the Performance Period from this total. In the unlikely event that total Interim Payments exceed the amount of the BGP Award Final Payment, the Committee will require repayment of any amount overpaid. The Committee may make adjustments for program participants who did not participate for the entire Performance Period and may make any necessary adjustments to the payments pursuant to program accounting guidelines. The Committee retains discretion to reduce or eliminate either Final or Interim Payments if it determines that such payments are inconsistent with shareholders’ best interests.

Any Interim Payment will be paid 75% in RSUs and 25% in cash to more closely align executives with shareholder interests during the Performance Period. Any Final Payment will be made in 100% cash. Participants may elect to receive RSUs or deferred compensation instead of cash. BGP RSUs deliver in shares on the day of the Final Payment if any. Paying a portion of BGP Awards in RSUs aligns participants with shareholder interests and promotes the retention of key top talent who will forfeit undelivered RSUs if they resign.

Fiscal Year 2008-2009 Results [• ]

Performance Category	Target	Result	Payout Factor
Organic Sales Growth	5%
Before Tax Operating Profit Growth	9%
Free Cash Flow Efficiency	95%
Diluted EPS Growth	10%

BGP Payment Summary

(Dollar Figures Shown in Thousands)

Named Executive Officer	Three-year BGP Target	Number of Performance Categories on Track (100% Payout Factor)	Year 1 Interim Payment Calculation	Interim Payment (Target x Interim Payment Calculation)
A. G. Lafley
Jon R. Moeller
Robert A. McDonald
Werner Geissler
E. Dimitri Panayotopoulos
Susan E. Arnold
Clayton C. Daley

Summary of Long-Term Incentive Compensation

Our Named Executive Officers’ total long-term incentive compensation includes the Key Manager Stock Grant and any Interim or Final Payment amounts under the three-year BGP. The Committee considers the performance of these individuals in the context of the size and scope of the organization in which they lead. [• ]

Special Equity Awards

On rare occasions, the Committee makes special equity grants in the form of restricted stock or RSUs to senior executives to assure retention of the talent necessary to manage the Company successfully or to recognize superior performance. In 2008-09 the Committee awarded two special equity grants, in the form of RSUs, to recognize superior performance by Mr. Lafley and Mr. Daley in connection with one of the largest and most successful transactions in the Company’s history—the acquisition and integration of The Gillette Company. Specifically, the Committee recognized Mr. Lafley’s foresight for initiating the acquisition and his leadership throughout the acquisition and integration process by granting him a $3,500,000 award paid in RSUs on February 27, 2009. These RSUs are forfeitable until August 27, 2009 and will deliver in shares on February 27, 2012 unless deferred by Mr. Lafley. The Committee separately granted Mr. Daley a $1,500,000 award paid in RSUs on August 12, 2008, recognizing the integral role that he played in the valuation, negotiation and acquisition of Gillette as well as his role in the integration of Gillette into P&G. Mr. Daley’s RSUs are forfeitable until August 12, 2010, although retirement prior to that date will not result in forfeiture. Unless Mr. Daley chooses to defer, the RSUs will deliver in shares on August 12, 2010.

Retirement Programs

PST is the Company’s primary retirement program for U.S.-based employees. PST is a qualified defined contribution plan providing retirement benefits for full-time U.S. employees, including the Named Executive Officers. Under the PST program, each employee’s PST account receives an annual grant of Company stock, upon which dividends are earned. The amount of the stock grant varies based upon individual base salaries and years of service.

Some participants in PST (including the Named Executive Officers) do not receive their full grant due to federal tax limitations and participate in the nonqualified PST Restoration Program. These individuals receive RSUs equal to the difference between the amount granted under PST and what would have otherwise been granted under PST, but for the tax limitations. Participants are vested in their PST accounts after five years and their PST Restoration RSUs are forfeitable until they become eligible for retirement.

We are proud of the way PST and PST Restoration have created ownership at all levels of our Company. We believe these programs continue to serve the Company and its shareholders well by focusing employees on the long-term success of the business. We do not have Special Executive Retirement Programs (SERP) for our senior executives. Because the accumulation of retirement benefits for all other U.S. employees is dependent upon the Company’s share price and PST contributions, we believe it is appropriate for the Named Executive Officers to share the same risk and reward.

For non U.S.-based employees, the Company offers individual country pension plans that provide retirement benefits. In addition, the Company offers the International Retirement Plan (IRP) and the Global International Retirement Arrangement which provide supplemental benefits to senior executives who work in multiple countries during their careers. Employees on extended expatriate assignments or who transfer out of their home country on a permanent basis also receive competitive retirement benefits under international retirement plans. Messrs. Geissler and Panayotopoulos participate in these programs.

Executive Benefits

The Company provides limited benefits to certain executives to fulfill particular business purposes. Benefits such as home security systems, secured workplace parking and an annual physical health examination are provided to safeguard Named Executive Officers. While Company aircraft are generally used for Company business only, for security reasons Mr. Lafley is required by the Board to use Company aircraft for all air travel, including personal travel. To increase executive efficiency, in limited circumstances, Named Executive Officers may travel to outside board meetings on Company aircraft, in which case the Company generally receives some reimbursement from the companies on whose boards our executives serve. In addition, if a Company aircraft flight is already scheduled for business purposes and can accommodate additional passengers, Named Executive Officers and their spouse/guests may join flights for personal travel. To the extent any travel on Company aircraft results in imputed income to the Named Executive Officer, the Company does not provide gross-up payments to cover the Named Executive Officer’s personal income tax due on such imputed income. We also reimburse Named Executive Officers for tax preparation and some financial counseling to focus their attention on Company business issues and assure accurate personal tax reporting. To remain competitive and retain our top executives, we offer executive group whole life insurance coverage (equal to base salary plus STAR Target). Finally, to further increase executive efficiency, we provide limited local transportation within Cincinnati.

In general, executive benefits make up a very small percentage of total compensation (less than 1%) for the Named Executive Officers. The Company does not gross-up payments to cover personal income taxes that may pertain to any of the executive benefits. The Committee reviews these arrangements regularly to assure they continue to fulfill business needs.

Total Compensation for Named Executive Officers

Given the Company’s emphasis on stock-based compensation and because the SEC requires stock-based compensation to be reported based on what is expensed in our financial statements, we provide the table below to facilitate understanding of the actual compensation awarded to our Named Executive Officers in the fiscal year. The table summarizes all compensation awarded to Named Executive Officers in the fiscal year and reconciles amounts shown in the table to amounts in the Summary Compensation Table that follows this Compensation Discussion and Analysis. Inclusion of this table is not designed to replace the Summary Compensation Table, but rather to reflect the Committee’s decisions about compensation awarded to the Named Executive Officers during the fiscal year and to better illustrate the relationship between compensation and performance for the period reported.

Actual Compensation Awarded 2008-09

	Actual Compensation Awarded in 2008-09								Adjustments Required for Summary Compensation Table
	Salary ($)	STAR Annual Bonus ($)	Value of Key Manager Award[1] ($)	BGP Award ($)	Special Equity Award ($)	PST Restor- ation or IRP Award ($)	Other Compen- sation[2] ($)	Total Compen- sation Awarded ($)	Plus Prior stock option grants expensed this FY ($)	Plus Prior RS/RSU grants expensed this FY ($)	Less 2009 stock options to be expensed in future FY ($)	Plus tax and other payments for prior expatriate assign- ment ($)	Net Difference ($)	Total in Summary Compen- sation Table ($)
A. G. Lafley

Jon R. Moeller

Robert A. McDonald

Werner Geissler

E. Dimitri Panayotopoulos

Susan E. Arnold

Clayton C. Daley, Jr.

[1]	Represents the grant date fair value of the 2009 Key Manager Stock Award determined in accordance with SFAS 123(R).
[2]	Represents total of PST contribution and other executive benefits.

Chief Executive Officer Compensation

Mr. Lafley’s compensation is determined by the Committee using the same principles applied to all Company executives. The Committee works to make its process for assessing Mr. Lafley’s performance rigorous and objective, with performance standards based on what is important to the Company’s success. The entire process is supported by the Committee’s independent compensation consultant, Frederic W. Cook & Co., which does no other work for the Company.

Mr. Lafley’s total compensation is linked directly to his personal performance and the Company’s performance. Through STAR and BGP, his compensation is aligned with business strategies and focused on rewarding sustained, long-term growth in shareholder value. [•]

The Committee primarily considered the following factors in determining Mr. Lafley’s short and long-term incentive compensation in fiscal year 2008-09:

•	The Company’s overall results for fiscal year 2008-09;

•	Mr. Lafley’s individual performance during the year;

•	The compensation awarded to other chief executives in our Peer Group producing similar results; and

•	Our compensation principles and objectives as discussed on pages [•] to [•] of this proxy statement.

In evaluating Mr. Lafley’s individual performance, the Committee considered the results of Mr. Lafley’s individual leadership and his focus on sustaining growth for the future of the Company, including: [•]

To gain further perspective on Mr. Lafley’s total compensation, before making decisions on each element of his total compensation, the Committee reviews a summary of all elements of Mr. Lafley’s total compensation, including base salary, STAR annual bonus, Key Manager Stock Grant, BGP three-year incentive award, any special equity award, unrealized gains from stock options, restricted stock and RSUs, and the cost to the Company of all retirement programs, benefits and executive benefits. Based on its review of this summary and in consultation with its independent compensation consultant, the Committee determined that [•].

Additional Information

This additional information may assist the reader in better understanding the Company’s compensation practices and principles.

Role of the Chief Executive Officer in Setting Other Named Executive Officers’ Compensation

The Committee has broad authority over the compensation of the Company’s Named Executive Officers, including the review and evaluation of their total compensation. The Chief Executive Officer makes recommendations to the Committee regarding the annual cash and long-term incentive compensation of the Company’s Named Executive Officers (other than his own) based on Company performance, individual performance and input from the Company’s compensation consultant and the Committee’s independent compensation consultant. All final decisions regarding compensation for Named Executive Officers are made by the Committee.

Tax Gross-Ups

Generally, the Company does not increase payments to any employees, including Named Executive Officers, to cover non-business-related personal income taxes. However, certain expatriate allowances, relocation reimbursements and tax equalization payments are made to employees assigned to work outside their home countries, and the Company will cover the personal income taxes due on these items in accordance with expatriate policy. In addition, from time to time, the Company may be required to pay personal income taxes for certain separating executives hired through acquisitions in conjunction with contractual obligations.

Governing Plans, Timing and Pricing of Stock-Based Grants

All grants of stock options, restricted stock and/or RSUs are made under The Procter & Gamble 2001 Stock and Incentive Compensation Plan (as amended) (2001 Plan) or The Gillette Company 2004 Long-Term Incentive Plan (Gillette Plan). The 2001 Plan was approved by Company shareholders in 2001. The Gillette Plan was approved by Gillette shareholders in 2004 and adopted by the Company in 2005 as part of our merger with The Gillette Company.

With the exception of any Special Equity Awards discussed on page [•], the Company grants stock, RSUs and stock options on dates that are consistent from year to year. If the Committee changes a grant date, it is done in advance and only after careful review and discussion. The Company has never repriced stock options and is not permitted to do so without prior shareholder approval.

We use the closing price of the Company’s stock on the date of grant to determine the grant price for executive compensation awards. However, because PST uses the value of shares based on the average price of Company stock for the last five days in June, the grants of RSUs made under PST Restoration and IRP follow this same grant price practice. The pre-established grant dates for the programs are as follows: PST Restoration and IRP, first Thursday in August; STAR and BGP, last business day on or before September 15; Key Manager Stock Grants, last business day of February (and, if necessary for corrections, on the last business day on or before May 9).

Recoupment Policy

The Committee has adopted the Senior Executive Officer Recoupment Policy that permits the Company to recoup or “claw back” STAR or BGP payments made to executives in the event of a significant restatement of financial results for any reason. This authority is in addition to the Committee’s authority under the 2001 Plan to suspend or terminate any outstanding stock option if the Committee determines that the participant acted significantly contrary to the best interests of the Company or its subsidiaries.

Deferred Compensation Plan

The Procter & Gamble Company Executive Deferred Compensation Plan allows executives to defer receipt of up to 100% of their STAR annual bonus, up to 25% of their interim BGP payments and 100% of their final BGP payment, and/or up to 50% of their annual base salary. Beginning in 2008-09 executives may also elect to convert a portion of their PST Restoration RSUs into notional cash contributions to the Deferred Compensation Plan with investment choices that mirror those available to all U.S. employees who participate in the Company’s 401(k) plan. No above-market or preferential interest is credited on deferred compensation, as those terms are defined by the SEC.

Tax Treatment of Certain Compensation

Section 162(m) of the Internal Revenue Code limits the Company deductibility of executive compensation paid to certain Named Executive Officers to $1,000,000 per year, but contains an exception for certain performance-based compensation.

For fiscal year 2008-09, awards granted under the STAR, Key Manager and BGP programs satisfied the performance-based requirements for deductible compensation. The Committee approved award pools for STAR and BGP based on net earnings with a maximum portion of each pool set for each of the Named Executive Officers subject to Section 162(m). The Committee then used its discretion to determine STAR Awards and BGP payments based on Company and business results. Each of the amounts approved for Named Executive Officers subject to Section 162(m) were below the maximums established, and are therefore deductible by the Company.

Company deductibility of compensation was taken into account by the Committee when setting compensation levels for current Named Executive Officers. While the Committee’s general policy is to preserve the deductibility of compensation paid to the Named Executive Officers, the Committee nevertheless authorizes payments that might not be deductible if it believes they are in the best interests of the Company and its shareholders. The Committee determined that it was appropriate to pay Mr. Lafley a competitive base salary of [•], although [•] was not deductible by the Company. Named Executive Officers are eligible for certain grants that may not be deductible by the Company. In certain years, individuals may receive non-deductible payments resulting from awards made prior to becoming a Named Executive Officer.

2009-10 Executive Compensation Changes

As further described in this Proxy Statement on pages [•] to [•], the Board is proposing that Company shareholders approve The Procter & Gamble 2009 Stock and Incentive Compensation Plan, attached to this proxy statement as Exhibit C. [•].

Executive Compensation

The following tables, footnotes and narratives, found on pages [•] to [•], provide information regarding the compensation, benefits and equity holdings in the Company for the Named Executive Officers. The tables reflect each Named Executive Officer’s title as of June 30, 2009.

Summary Compensation

The following table and footnotes provide information regarding the compensation of the Named Executive Officers for the fiscal years shown.

Summary Compensation Table

Name and Principal Position	Year	Salary[1]	Bonus[2]	Stock Awards[3]	Option Awards[4]	Non-Equity Incentive Plan Compensation[5]	Change in Pension Value and Nonqualified Deferred Com- pensation Earnings[6]	All Other Com- pensation[7]	Total
		($)	($)	($)	($)	($)	($)	($)	($)
A. G. Lafley	2008-09
Chairman of	2007-08	1,700,000	4,000,000	9,139,783	7,782,736	566,100	0	343,791	23,532,410
the Board and Chief Executive Officer	2006-07	1,700,000	3,500,000	9,230,459	10,327,514	2,601,000	0	376,761	27,735,734
Jon R. Moeller	2008-09
Chief Financial Officer
Robert A. McDonald	2008-09
Chief Operating	2007-08	1,000,000	1,640,619	621,575	7,187,889	151,515	0	350,179	10,951,777
Officer	2006-07	910,000	1,064,274	1,147,466	3,484,793	696,150	0	321,591	7,624,274
Werner Geissler	2008-09
Vice Chairman-Global Operations
E. Dimitri	2008-09
Panayotopoulos	2007-08	910,000	1,313,164	499,579	2,935,217	133,200	0	2,241,145	8,032,305
Vice Chairman—Global Household Care
Susan E. Arnold	2008-09
Former President-	2007-08	1,000,000	1,524,469	471,580	4,346,219	151,515	0	59,487	7,553,270
Global Business Units	2006-07	910,000	946,021	1,047,474	2,445,322	696,150	0	65,840	6,110,807
Clayton C. Daley, Jr.	2008-09
Vice Chairman	2007-08	910,000	1,453,327	1,262,555	2,751,751	139,860	0	66,893	6,584,386
and Former Chief Financial Officer	2006-07	895,000	1,005,550	790,604	4,167,534	642,600	0	93,761	7,595,049

[1]	[•]
[2]

For fiscal year 2008-09, Bonus reflects 2008-09 STAR awards made in the form of cash or deferred compensation. Each Named Executive Officer can elect to take his or her STAR award in cash, deferred compensation, RSUs or stock options. For fiscal year 2008-09, each Named Executive Officer elected 100% cash except Mr. Lafley, who elected 100% deferred compensation and Mr. Geissler, who elected 50% cash and 50% deferred compensation. The totals above reflect the amounts earned for fiscal year 2008-09 that will be paid on September 15, 2009.

[3]

For fiscal year 2008-09, Stock Awards includes any of the 2008-09 BGP award earned in the fiscal year that will be paid in RSUs on September 15, 2009, including 75% of the award required to be paid in RSUs. Stock Awards also includes amounts expensed in the fiscal year for PST Restoration Program awards and IRP awards earned during the fiscal year and granted in the form of RSUs on August

6, 2009. For Mr. Lafley, 2008-09 Stock Awards also includes the amounts expensed in the fiscal year for his February 2009 Key Manager RSU award. For Mr. Daley and Mr. Geissler, 2008-09 Stock Awards includes the amount expensed in the fiscal year for the [•]% of each of their Key Manager Awards that they elected to take as RSUs. For Messrs. Lafley and Daley, 2008-09 Stock Awards includes amounts expensed during the fiscal year for the special equity grant of RSUs that each received during the fiscal year. For Messrs. Geissler, McDonald, Moeller, and Panayotopoulos, 2008-09 Stock Awards also includes amounts expensed during the fiscal year for special equity grants of restricted stock or RSUs awarded to each of them in a prior year. The fair value of these awards is determined in accordance with SFAS 123(R). Please see Note [•] to the Consolidated Financial Statements contained in the Company’s 2009 Annual Report for more information.

[4]

Option Awards for fiscal year 2008-09 includes the dollar amount recognized for financial statement reporting purposes with respect to fiscal year 2008-09, in accordance with SFAS 123(R). As described on page [•] of this proxy statement, executives must remain employed for six months after the date of a Key Manager Annual Stock Grant in order to retain the award (“retention period”) and Key Manager option grants vest three years from the date of grant (“vesting period”). For retirement eligible executives, the fair value of the award is fully expensed over the retention period. For executives who become retirement eligible during the vesting period, the fair value of the award is expensed over the longer of the retention period or the period from the grant date until the date of retirement eligibility. For executives not yet retirement eligible and who will not become retirement eligible during the vesting period, the fair value is expensed over the vesting period. Where applicable, amounts expensed during fiscal year 2008-09 for grants made in prior years are also included in this column. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information on the assumptions made in the valuation for the current year awards reflected in this column, please see Note [•] to the Consolidated Financial Statements contained in the Company’s 2009 Annual Report. For information on the valuation assumptions with respect to grants made in prior fiscal years, please see the corresponding note to the Consolidated Financial Statements contained in the Company’s Annual Report in the respective fiscal year. Because Ms. Arnold and Messrs. Daley, Geissler, Lafley, McDonald and Panayotopoulos received a grant in the January-March quarter and were retirement eligible within the retention period for that grant, the full grant value was expensed over the retention period which fell within the fiscal year and is reflected in the totals above. Because Mr. Panayotopoulos received a portion of his February 2008 Key Manager option grant in the April-June quarter of 2008, half of that grant was expensed in this fiscal year and reflected in the total above. In addition, Ms. Arnold’s total also reflects the portions of prior awards expensed in the fiscal year. Because Mr. Moeller is not yet retirement eligible, the fair value of his award will be expensed over the vesting period. Accordingly, the total above reflects only the portion of the fair value of the current year Key Manager option award that was expensed during the fiscal year, as well as portions of prior awards expensed in the fiscal year.

[5]

Non-Equity Incentive Plan Compensation for fiscal year 2008-09 includes any portion of the 2008-09 BGP award earned in the fiscal year that will be paid in the form of cash or deferred compensation on September 15, 2009, as elected by the individual Named Executive Officer. Executives must take 75% of their award in RSUs, noted above in the Stock Awards column, and the remaining 25% can be paid in cash, deferred compensation or RSUs. All Named Executive Officers except for Mr. Geissler elected cash for this 25% of their 2008-09 BGP award. Mr. Geissler elected to take the 25% in deferred compensation.

[6]

The actuarial present value of Mr. Geissler’s pension benefits was [•] for the Global International Retirement Arrangement and [•] for The Procter & Gamble Company Pension Plan (Germany), respectively, for the period between July 1, 2008 and June 30, 2009. The actuarial present value of Mr. Panayotopoulos’ pension benefits was [• ] for the Global International Retirement Arrangement and [•] for The Procter & Gamble Company Pension Plan (UK), respectively, for the same period. None of the other Named Executive Officers has a pension plan. None of the Named Executive Officers had above-market earnings on deferred compensation.

[7]	Please see the following table for information on the numbers that comprise the All Other Compensation column.

All Other Compensation

Name	Year	Retirement Plan Contri- butions[i] ($)	Executive Group Life Insuranceii ($)	Flexible Compensation Program Contributionsiii ($)	Expatriate, Relocation and Tax Equalization Paymentsiv ($)	Executive Benefits[v] ($)	Total ($)
A. G. Lafley	2008-09
	2007-08	49,052	12,825	4,450	26,963	250,501	343,791
	2006-07	47,958	10,628	6,400	63,309	248,466	376,761
Jon R. Moeller	2008-09
Robert A. McDonald	2008-09
	2007-08	49,052	3,037	4,450	274,925	18,715	350,179
	2006-07	47,958	2,397	6,400	254,504	10,332	321,591
Werner Geissler	2008-09
E. Dimitri Panayotopoulos	2008-09
	2007-08	33,065	3,046	4,450	2,183,852	16,732	2,241,145
Susan E. Arnold	2008-09
	2007-08	49,052	2,832	4,450	n/a	3,153	59,487
	2006-07	47,958	2,230	5,350	n/a	10,302	65,840
Clayton C. Daley, Jr.	2008-09
	2007-08	49,052	3,447	4,450	n/a	9,944	66,893
	2006-07	47,958	2,520	6,400	n/a	36,883	93,761

[i]

Amounts contributed by the Company pursuant to PST, a qualified defined contribution plan providing retirement benefits for U.S.-based employees. Named Executive Officers also receive contributions in the form of RSU grants pursuant to the PST Restoration Program or IRP, each nonqualified defined contribution plans. These awards are included in the Stock Awards column of the Summary Compensation Table.

ii

Under the Executive Group Life Insurance Program (EGLIP), the Company offers key executives who have substantially contributed to the success and development of the business and upon whom the future of the Company chiefly depends, life insurance coverage equal to salary plus their STAR target. These policies are owned by the Company. Because premium payments are returned to the Company when the benefit is paid out, we believe the annual premiums paid by the Company overstate the Company’s true cost of providing this life insurance benefit. Accordingly, the amounts shown in the table are an average based on Internal Revenue Service tables used to value the term cost of such coverage for calendar year 2008 and calendar year 2009, which reflect what it would cost the executive to obtain the same coverage in a term life insurance policy. The average of the two calendar years was used because fiscal year data is not available. The average of the dollar value of the premiums actually paid by the Company in calendar years 2008 and 2009 under these policies were as follows: Mr. Lafley, [•]; Mr. Moeller, [•]; Mr. McDonald, [•]; Mr. Geissler, [•]; Mr. Panayotopoulos, [•]; Ms. Arnold, [•]; Mr. Daley [•]. This program is in addition to any other Company-provided group life insurance in which a Named Executive Officer may enroll that is also available to all employees on the same basis.

iii

Flexible Compensation Program Contributions are given to U.S.-based employees in the form of credits to pay for coverage in a number of benefit plans including, but not limited to, medical insurance and additional life insurance. Employees may also receive unused credits as cash. Credits are earned based on PST years of service.

iv

The Company provides assistance to certain employees, including Named Executive Officers, related to expenses incurred in connection with expatriate assignments and Company required relocations. Messrs. Geissler and Panayotopoulos received [$•] and [$•], respectively, in connection with their relocations to the U.S. in 2008. The Company makes tax equalization payments to cover incremental taxes required to be paid to certain countries in connection with certain employees’ current or prior expatriate assignments. For fiscal year 2008-09, the Company made such payments related to prior expatriate assignments of Messrs. McDonald, Geissler, and Panayotopoulos. Mr. McDonald’s tax payment reflects [•]. Mr. Geissler’s tax payment reflects [•]. Mr. Panayotopoulos’ tax payment reflects [•].

[v]

The Named Executive Officers are entitled to the following personal benefits: financial counseling (including tax preparation), an annual physical examination, occasional use of a Company car, secure workplace parking and home security and monitoring. While Company aircraft is generally used for Company business only, Mr. Lafley is required to use Company aircraft for all air travel, including travel to outside board meetings and personal travel, pursuant to the Company’s executive security program established by the Board of Directors. While traveling on Company aircraft, Mr. Lafley may bring a limited number of guests (spouse, family member or similar guest) to accompany him. The aggregate incremental aircraft usage costs associated with Mr. Lafley’s personal use of Company aircraft, including the costs associated with travel to outside board meetings not fully reimbursed by the other company, were [•] for fiscal year 2008-09 and are included in the total above. Ms. Arnold and Messrs. Moeller, McDonald, Geissler, Panayotopoulos and Daley are permitted to use the Company aircraft for travel to outside board meetings and, if the Company aircraft is already scheduled for business purposes and can accommodate additional passenge rs, may use it for personal travel and guest accompaniment. [•] utilized the Company aircraft for travel to outside board meetings and any cost associated with travel to those meetings not fully reimbursed by the other company, is included above. Each of [•] utilized the Company aircraft for personal travel and/or guest accompaniment when the aircraft was scheduled for business purposes, but there was no incremental cost to the Company associated with these trips. In addition, the Company holds two or three senior management meetings per year, where the Company allows each executive to bring a guest. In some of these cases, the guest travel costs may be considered incremental or may involve commercial flights. For these meetings, the Company incurred costs associated with providing minor commemorative items, sightseeing and other similar activities for both the executive and the guest. The incremental costs to the Company for these benefits, other than use of Company aircraft, are the actual costs or charges incurred by the Company for the benefits. The incremental cost to the Company for use of the Company aircraft is calculated by using an hourly rate for each flight hour. The hourly rate is based on the variable operational costs of each flight, including fuel, maintenance, flight crew travel expense, catering, communications and fees, including flight planning, ground handling and landing permits. For any flights that involved mixed personal and business usage, any personal usage hours that exceed the business usage are utilized to determine the incremental cost to the Company. Mr. Lafley also serves on the Board of Directors as the Chairman of the Board, and as such he is a participant in the Company’s Charitable Gifts Program, which does not have an aggregate incremental cost and is more fully described on page [•] of this proxy statement.

The material factors necessary for an understanding of the compensation detailed in the above two tables are described in the Compensation Discussion and Analysis section of this proxy statement and the footnotes to the two tables above.

Grants of Plan-Based Awards

The following table and footnotes provide information regarding grants of equity under Company plans made to the Named Executive Officers during fiscal year 2008-09.

Grants of Plan-Based Awards Table

Name	Grant Date	Compensation & Leadership Development Committee Action Date	Plan Name[1]	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares or Stock Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards[2] ($ per share)	Grant Date Fair Value of Stock and Option Awards[3] ($)
				Threshold	Target	Maximum	Threshold	Target	Maximum
A. G. Lafley	02/27/2009	02/10/2009	Key Manager Options
	02/27/2009	02/10/2009	Key Manager RSUs
	02/27/2009	02/10/2009	Special Equity Award
	09/15/2008	08/12/2008	BGP 3-Year RSUs
	08/07/2008	04/20/2008	PST Restoration RSUs
	07/01/2008	09/22/2008	BGP 2008-2011
Jon R. Moeller	02/27/2009	02/10/2009	Key Manager Options
	08/07/2008	04/20/2008	PST Restoration RSUs
	07/01/2008	09/22/2008	BGP 2008-2011
Robert A. McDonald	02/27/2009	02/10/2009	Key Manager Options
	09/15/2008	08/12/2008	BGP 3-Year RSUs
	08/07/2008	04/20/2008	PST Restoration RSUs
	07/01/2008	09/22/2008	BGP 2008-2011
Werner Geissler	02/27/2009	02/10/2009	Key Manager Options
	02/27/2009	02/10/2009	Key Manager RSUs
	01/13/2009	—	IRP RSUs
	09/15/2008	08/12/2008	BGP 3-Year RSUs
	09/15/2008	08/12/2008	BGP Elected RSUs
	08/07/2008	04/20/2008	PST Restoration RSUs
	08/07/2008	04/20/2008	IRP RSUs
	07/01/2008	09/22/2008	BGP 2008-2011
E. Dimitri Panayotopoulos	02/27/2009	02/10/2009	Key Manager Options
	09/15/2008	08/12/2008	BGP 3-Year RSUs
	08/07/2008	04/20/2008	IRP RSUs
	07/01/2008	09/22/2008	BGP 2008-2011
Susan E. Arnold	02/27/2009	02/10/2009	Key Manager Options
	09/15/2008	08/12/2008	BGP 3-Year RSUs
	08/07/2008	04/20/2008	PST Restoration RSUs
	07/01/2008	09/22/2008	BGP 2008-2011
Clayton C. Daley, Jr.	02/27/2009	02/10/2009	Key Manager Options
	02/27/2009	02/10/2009	Key Manager RSUs
	09/15/2008	08/12/2008	BGP 3-Year RSUs
	08/12/2008	08/12/2008	Special Equity Award
	08/07/2008	04/20/2008	PST Restoration RSUs
	07/01/2008	09/22/2008	BGP 2008-2011

[1]

Key Manager Annual Stock Grants and Special Equity grants were awarded in fiscal year 2008-09. BGP awards, PST Restoration Program awards, STAR awards and IRP RSUs were earned in fiscal year 2007-08 but granted in 2008-09. For awards granted under Special Equity, BGP, PST Restoration Program and IRP, dividend equivalents are earned at the same rate as dividends paid on the Company’s common stock. All references below to delivery of RSUs in shares reflect the current election of the Named Executive Officer and may be changed at a later date, subject to applicable tax rules and regulations.

[2]	The options granted were awarded using the closing price of the Company stock on the date of grant.
[3]	This column reflects the grant date fair value of each award computed in accordance with SFAS 123(R).

Outstanding Equity at Fiscal Year-End

The following table and footnotes provide information regarding unexercised stock options and stock that has not yet vested as of the end of fiscal year 2008-09.

Outstanding Equity at Fiscal Year-End Table

		Option Awards					Stock Awards
Name	Grant Date[1]	Number of Securities Underlying Unexercised Options Exercisable[2] (#)		Number of Securities Underlying Unexercised Options Unexercisable[2] (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested[3] (#)	Market Value of Shares or Units That Have Not Vested[4] ($)
A. G. Lafley	02/26/1999	33,550			44.2656	02/26/2014
	07/01/1999	1,908			43.2423	07/01/2014
	07/09/1999	7,496			42.7329	07/09/2014
	09/15/1999	83,301			49.4759	09/15/2014
	07/10/2000	21,720			27.4459	07/10/2015
	09/15/2000	204,691			31.0118	09/15/2015
	09/24/2001	384,061	(1)		34.5688	09/24/2016
	09/13/2002	336,712			45.6625	09/13/2012
	09/15/2003	97,890			45.9700	09/15/2013
	02/27/2004	352,917			51.4150	02/27/2014
	09/15/2004	92,896			56.5150	09/15/2014
	09/15/2004						68,041	3,476,895	(3)
	09/15/2004						48,218	2,463,940	(4)
	02/28/2005	573,229			53.5950	02/28/2015
	08/04/2005						3,189	162,958
	09/15/2005						46,918	2,397,510	(7)
	09/15/2005						30,962	1,582,158	(6)
	12/01/2005						129,185	6,601,354
	02/28/2006	430,441			60.5000	02/28/2016
	02/28/2006						69,560	3,554,516
	08/03/2006						2,936	150,030
	09/15/2006						64,146	3,277,861	(9)
	02/28/2007			579,906	63.4900	02/28/2017
	02/28/2007						85,313	4,359,494
	08/02/2007						5,253	268,428
	09/14/2007						38,050	1,944,355	(12)
	02/29/2008			480,783	66.1800	02/28/2018
	02/29/2008						130,568	6,672,025
Jon R. Moeller	02/26/1999	2,016			44.2656	02/26/2014
	07/01/1999	832			43.2423	07/01/2014
	09/15/1999	7,528			49.4759	09/15/2014
	02/27/2004	37,722			51.4150	02/27/2014
	02/28/2005	43,474			53.5950	02/28/2015
	08/04/2005						402	20,542
	12/01/2005						257	13,133
	02/28/2006	43,665			60.5000	02/28/2016
	08/03/2006						509	26,010
	10/10/2006						8,015	409,567	(11)
	02/28/2007			58,720	63.4900	02/28/2017
	08/02/2007						573	29,280
	02/29/2008			56,709	66.1800	02/28/2018

		Option Awards					Stock Awards
Name	Grant Date[1]	Number of Securities Underlying Unexercised Options Exercisable[2] (#)		Number of Securities Underlying Unexercised Options Unexercisable[2] (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested[3] (#)	Market Value of Shares or Units That Have Not Vested[4] ($)
Robert A. McDonald	02/26/1999	14,886			44.2656	02/26/2014
	09/15/1999	46,256			49.4759	09/15/2014
	07/10/2000	20,256			27.4459	07/10/2015
	09/15/2000	161,204			31.0118	09/15/2015
	09/24/2001	154,210	(2)		34.5688	09/24/2016
	09/13/2002	161,034			45.6625	09/13/2012
	09/15/2003	28,284			45.9700	09/15/2013
	02/27/2004	223,672			51.4150	02/27/2014
	09/15/2004						26,542	1,356,296	(5)
	02/28/2005	158,597			53.5950	02/28/2015
	08/04/2005						3,176	162,294
	12/01/2005						14,873	760,010
	02/28/2006	140,496			60.5000	02/28/2016
	08/03/2006						2,880	147,168
	09/15/2006						13,405	684,996	(8)
	02/28/2007			160,656	63.4900	02/28/2017
	08/02/2007						845	43,180
	09/14/2007						10,463	534,659	(12)
	02/29/2008			264,431	66.1800	02/28/2018
Werner Geissler	02/26/1999	14,626			44.2656	02/26/2014
	07/09/1999	5,540			42.7329	07/09/2014
	09/15/1999	43,786			49.4759	09/15/2014
	07/10/2000	14,378			27.4459	07/10/2015
	09/15/2000	116,148			31.0118	09/15/2015
	09/24/2001	101,260	(1)		34.5688	09/24/2016
	09/13/2002	54,750			45.6625	09/13/2012
	09/15/2004						30,158	1,541,074	(4)
	02/27/2004	92,388			51.4150	02/27/2014
	08/04/2005						3,990	203,889
	02/28/2005	69,970			53.5950	02/28/2015
	09/15/2005						26,455	1,351,851	(6)
	12/01/2005						4,121	210,583
	02/28/2006	70,248			60.5000	02/28/2016
	08/03/2006						2,449	125,144
	09/15/2006						16,796	858,276	(9)
	10/10/2006						17,111	874,372	(10)
	02/28/2007			94,504	63.4900	02/28/2017
	08/02/2007						941	48,085
	09/14/2007						6,296	321,726	(13)
	09/14/2007						6,572	335,829	(14)
	02/29/2008			113,328	66.1800	02/28/2018
	02/29/2008						10,133	517,796
E. Dimitri Panayotopoulos	02/26/1999	26,194			44.2656	02/26/2014
	07/01/1999	13,860			43.2423	07/01/2014
	07/09/1999	9,834			42.7329	07/09/2014
	09/15/1999	64,574			49.4759	09/15/2014
	07/10/2000	28,516			27.4459	07/10/2015
	09/15/2000	179,206			31.0118	09/15/2015
	09/24/2001	202,644	(1)		34.5688	09/24/2016
	09/13/2002	163,464			45.6625	09/13/2012
	09/15/2003	55,758			45.9700	09/15/2013
	02/27/2004	143,442			51.4150	02/27/2014
	09/15/2004	44,253			56.5150	09/15/2014
	02/28/2005	111,951			53.5950	02/28/2015
	08/04/2005						3,363	171,849
	09/15/2005	30,531			55.4050	09/15/2015
	12/01/2005						21,267	1,086,744

		Option Awards					Stock Awards
Name	Grant Date[1]	Number of Securities Underlying Unexercised Options Exercisable[2] (#)		Number of Securities Underlying Unexercised Options Unexercisable[2] (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested[3] (#)	Market Value of Shares or Units That Have Not Vested[4] ($)
E. Dimitri Panayotopoulos	02/28/2006	103,306			60.5000	02/28/2016
(cont.)	05/01/2006						17,178	877,796
	08/03/2006						3,275	167,353
	09/15/2006			46,314	61.3250	09/15/2016
	09/15/2006						11,755	600,681	(8)
	02/28/2007			118,129	63.4900	02/28/2017
	08/02/2007						2,972	151,869
	09/14/2007						9,175	468,843	(12)
	09/14/2007			45,198	67.8100	09/14/2017
	02/29/2008			166,214	66.1800	02/28/2018
	05/09/2008			30,671	65.2100	05/09/2018
Susan E. Arnold	02/26/1999	13,012			44.2656	02/26/2014
	09/15/1999	37,062			49.4759	09/15/2014
	09/15/2000	96,752			31.0118	09/15/2015
	09/24/2001	130,192	(1)		34.5688	09/24/2016
	09/13/2002	98,550			45.6625	09/13/2012
	02/27/2004	136,150			51.4150	02/27/2014
	09/15/2004						14,392	735,431	(4)
	02/28/2005	135,274			53.5950	02/28/2015
	08/04/2005						3,077	157,235
	09/15/2005						16,763	856,589	(9)
	12/01/2005						11,324	578,656
	02/28/2006	136,364			60.5000	02/28/2016
	08/03/2006						2,791	142,620
	09/15/2006						13,032	665,935	(8)
	02/28/2007			157,506	63.4900	02/28/2017
	08/02/2007						2,445	124,940
	09/14/2007						10,169	519,636	(12)
	02/29/2008			226,655	66.1800	02/28/2018
Clayton C. Daley, Jr.	02/26/1999	23,816			44.2656	02/26/2014
	07/01/1999	5,894			43.2423	07/01/2014
	07/09/1999	8,358			42.7329	07/09/2014
	09/15/1999	88,580			49.4759	09/15/2014
	07/10/2000	27,180			27.4459	07/10/2015
	09/15/2000	204,964			31.0118	09/15/2015
	09/24/2001	197,480	(1)		34.5688	09/24/2016
	09/13/2002	109,500			45.6625	09/13/2012
	02/27/2004	153,168			51.4150	02/27/2014
	09/15/2004						19,549	998,954	(4)
	02/28/2005	149,268			53.5950	02/28/2015
	08/04/2005						2,563	130,969
	09/15/2005						14,423	737,015	(6)
	12/01/2005						39,241	2,005,215
	02/28/2006	132,232			60.5000	02/28/2016
	08/03/2006						2,572	131,429
	09/15/2006						12,096	618,106	(9)
	02/28/2007			163,806	63.4900	02/28/2017
	08/02/2007						2,395	122,385
	09/14/2007						9,452	482,997	(14)
	02/29/2008			169,991	66.1800	02/28/2018
	02/29/2008						15,462	790,108

[1]

On December 1, 2005, the Company converted all outstanding retirement restricted stock to RSUs that are deliverable in shares one year following retirement. The numbers contained in this table for December 1, 2005 reflect this conversion. They do not represent an incremental grant of stock awards on that date.

[2]	The following provides details regarding the vesting date for each of the option grants included in the table. The Vest Date indicates the date the options become exercisable.

Option Awards
	Grant Date	Vest Date	Grant Date	Vest Date
	02/26/1999	02/26/2002	09/15/2004	09/15/2007
	07/01/1999	07/01/2002	02/28/2005	02/28/2008
	07/09/1999	07/09/2002	09/15/2005	09/15/2008
	09/15/1999	09/15/2002	02/28/2006	02/28/2009
	07/10/2000	07/10/2003	09/15/2006	09/15/2009
	09/15/2000	09/15/2003	02/28/2007	02/28/2010
(1)	09/24/2001	09/24/2004	09/14/2007	09/14/2010
(2)	09/24/2001	01/01/2005	02/29/2008	02/28/2011
	09/13/2002	09/13/2005	05/09/2008	05/09/2011
	09/15/2003	09/15/2006
	02/27/2004	02/27/2007

[3]

Restricted Stock earns cash dividends that are paid quarterly. RSUs awarded pursuant to BGP, STAR, PST Restoration, IRP and Special Equity earn dividend equivalents which are accrued in the form of additional RSUs each quarter, credited to each Named Executive Officer’s holdings and subject to the same vesting and other applicable restrictions. These dividend equivalents are included in the amounts shown. The following provides detail regarding the vesting date for Restricted Stock and RSU holdings included in the table. The Vest Date for RSUs indicates the date such units are deliverable in shares. The Vest Date for restricted stock indicates the date that restrictions lapse.

Stock Awards
	Grant Date	Vest Date		Grant Date	Vest Date
(3)	09/15/2004	09/15/2019		02/28/2007	One year following retirement; no earlier than 02/28/2010
(4)	09/15/2004	One year following retirement		08/02/2007	One year following retirement
(5)	09/15/2004	09/15/2009	(12)	09/14/2007	09/14/2010
	08/04/2005	One year following retirement	(13)	09/14/2007	One year following retirement
(6)	09/15/2005	One year following retirement	(14)	09/14/2007	One year following retirement; not before 09/15/2010
(7)	09/15/2005	09/15/2020		02/29/2008	02/28/2013
	12/01/2005	One year following retirement
	02/28/2006	2009 or as soon as practical after retirement; whichever is later
	05/01/2006	05/01/2011
	08/03/2006	One year following retirement
(8)	09/15/2006	09/15/2009
(9)	09/15/2006	One year following retirement
(10)	10/10/2006	10/10/2011
(11)	10/10/2006	50% 10/10/2010; 50% 10/10/2011

[4]	The Market Value of shares or RSUs that have not vested was determined by multiplying the closing market price of Company stock on June 30, 2009 ($51.10) by the number of shares or RSUs, respectively.

Option Exercises and Stock Vested

The following table and footnotes provide information regarding stock option exercises and stock vesting during fiscal year 2008-09 for the Named Executive Officers.

Option Exercises and Stock Vested Table

	Option Awards			Stock Awards
Name	Option Grant Date	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Stock Award Grant Date	Number of Shares Acquired on Vesting[1] (#)	Value Realized on Vesting[2] ($)
A. G. Lafley	—	—	—	—	—	—
Jon R. Moeller	—	—	—	—	—	—
Robert A. McDonald	—	—	—	09/15/2005	17,071	1,243,708
Werner Geissler	—	—	—	—	—	—
E. Dimitri Panayotopoulos	—	—	—	09/15/2005	14,045	1,023,248
Susan E. Arnold	—	—	—	—	—	—
Clayton C. Daley, Jr.	—	—	—	—	—	—

[1]	Numbers of Shares Acquired on Vesting is the gross number of shares acquired. Please see footnote [•] in the Outstanding Equity at Fiscal Year-End Table for the definition of vesting for Stock Awards.
[2]	Value Realized on Vesting was determined by multiplying the number of shares of stock by the average of the high and low price of the Company’s common stock on the vesting date.

Pension Benefits

The following table and footnotes provide information regarding the Company’s pension plans for Messrs. Geissler and Panayotopoulos as of the end of fiscal year 2008-09. None of the other Named Executive Officers had any such arrangements with the Company.

Pension Benefits Table

Name	Plan Name	Number of Years of Credited Service[1]	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Werner Geissler	The Procter & Gamble Company Global IRA

Procter & Gamble Pension Fund (Germany)
E. Dimitri Panayotopoulos	The Procter & Gamble Company Global IRA	[2]	[3]

Procter & Gamble Pension Fund (UK)

[1]

Numbers in this column are computed as of the same pension plan measurement date used for financial statement reporting purposes for the Company’s audited financial statements as found in Note [•] to the Consolidated Financial Statements contained in the Company’s 2009 Annual Report.

[2]	Years of credited service accrued under this plan represent the number of years worked outside of his home country from the date of hire until July 1997, when he began to be paid on a U.S.-home basis.
[3]

Years of credited service accrued under this plan represent the number of years worked from the date that he became eligible to participate in the plan until June 30, 1995, when he was no longer eligible to accrue additional benefits under the plan.

The Procter & Gamble Pension Fund (UK) (UK Pension Plan) is a defined benefit plan for employees whose home country was within the United Kingdom for all or a portion of their career. The UK Pension Plan provides for post-retirement payments based on the employee’s salary and years of service at the time of retirement. The benefit paid is calculated using the following formula:

.02 x years of service x employee’s pensionable base salary

This benefit is paid at retirement and is reduced to account for government-sponsored pension benefits received by the employee. Furthermore, the UK Pension Plan includes a “temporary” pension benefit that provides temporary pension payments to those employees who retire after age 59 but before they reach their social security retirement age. The amount of these payments is based on the government-sponsored pension benefits that these employees will receive from the UK government when they retire and reach their social security retirement age. Temporary pension benefit payments under this plan cease when government pension payments begin.

The Procter & Gamble Pension Fund (Germany) (German Pension Plan) is a defined benefit plan for Germany-based employees hired before December 31, 1999. The German Pension Plan provides for post-retirement payments based on the employee’s salary and years of service at the time of retirement. The benefit is paid using the following formula:

.017 x average salary for three years preceding retirement x years of service

The benefit is paid at retirement and reduced by the German social security benefit based on years of service. The normal retirement age for the plan is 65, and there is a surviving spouse benefit equal to 60% of employee’s pension benefit.

The Procter & Gamble Company Global International Retirement Arrangement (Global IRA) is designed to provide retirement benefits to certain employees whose benefits are frozen under their home country pension plan(s) as a result of having been transferred away from their home country on a permanent basis. The Global IRA benefit is calculated in accordance with the following formula:

.017 x average salary for three years preceding retirement x years of service outside of home country (before localization)

The Global IRA accounts for the differences in retirement benefits attributable to a higher salary at the time of retirement than at the time of transfer out of the home country. As such, the Global IRA is reduced on a dollar for dollar basis by any retirement pension benefit paid by either the Company or the government which was earned through the employee’s home country.

Nonqualified Deferred Compensation

The following table and footnotes provide information regarding the Company’s non tax-qualified defined contribution and deferred compensation plans for each of the Named Executive Officers for fiscal year 2008-09. For a complete understanding of the table and the footnotes please read the narrative that follows the table.

Nonqualified Deferred Compensation Table

Name	Plan Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY1 ($)	Aggregate Earnings in Last FY2 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
A.G. Lafley	Executive Deferred Compensation Plan	[3]			[4]	[5]
	PST Restoration Program					[6]
Jon R. Moeller	PST Restoration Program
Robert A. McDonald	PST Restoration Program					[7]
Werner Geissler	PST Restoration Program
International Retirement Plan
E. Dimitri Panayotopoulos	International Retirement Plan			[8]		[9]
Susan E. Arnold	PST Restoration Program			[10]		[11]
Clayton C. Daley, Jr.	Executive Deferred Compensation Plan	[12]				[13]
	PST Restoration Program					[14]

[1]

Total reflects registrant contributions in the form of RSUs pursuant to the PST Restoration Program for Ms. Arnold and Messrs. Lafley, Moeller, McDonald, Geissler and Daley. For Messrs. Geissler and Panayotopoulos, the total also reflects registrant contributions in the form of RSUs under the IRP. The PST Restoration Program and IRP are nonqualified defined contribution plans. The contribution amount is the net number of RSUs awarded after withholding for applicable taxes, multiplied by the grant price.

[2]	Because none of the Aggregate Earnings in Last FY are above-market earnings under SEC reporting rules, they are not reflected in the Summary Compensation Table.
[3]

Reflects Mr. Lafley’s deferral of 100% of his 2007-08 STAR Award, pursuant to the Company’s Executive Deferred Compensation Plan, described in detail in the narrative below. This amount was previously reported in the Company’s Summary Compensation Table for 2007-08.

[4]	Transfer to former spouse pursuant to an agreed divorce settlement.
[5]	Total includes [$•] previously reported in the Company’s Summary Compensation Tables for 2006-07 and 2007-08.
[6]	Total includes [$•] previously reported in the Company’s Summary Compensation Tables for 2006-07 and 2007-08.
[7]	Total includes [$•] previously reported in the Company’s Summary Compensation Tables for 2006-07 and 2007-08.
[8]	Total reflects aggregate earnings on RSUs and other investments held in Mr. Panayotopoulos’ IRP investment account.
[9]	Total includes [$•] previously reported in the Company’s Summary Compensation Table for 2007-08.
[10]	Total reflects withholding of [•] RSUs to cover certain taxes resulting from Ms. Arnold becoming retirement eligible during the fiscal year.
[11]	Total includes [$•] previously reported in the Company’s Summary Compensation Tables for 2006-07 and 2007-08.
[12]

Total reflects Mr. Daley’s deferral of 25% of his 2007-08 STAR award in the amount of $363,332 and 25% of his 2007-08 BGP award in the amount of $69,930, pursuant to the Company’s Executive Deferred Compensation Plan, described in more detail in the narrative section below. Both amounts were previously reported in the Company’s Summary Compensation Table for 2006-07.

[13]	Total includes [$•] previously reported in the Company’s Summary Compensation Tables for 2006-07 and 2007-08.
[14]	Total includes [$•] previously reported in the Company’s Summary Compensation Tables for 2006-07 and 2007-08.

The Named Executive Officers are eligible to participate in The Procter & Gamble Company Executive Deferred Compensation Plan (EDCP). Under EDCP, a participant may defer up to 50% of base salary, up to 100% of the STAR award, and up to 25% of the BGP long-term incentive award. Amounts may be deferred for a minimum of one year or until termination of employment. Payments that commence upon retirement, death or disability may be taken in a lump sum or installments (over a maximum period of ten years). All other payments under the plan are paid as a lump sum.

Amounts deferred under EDCP are credited with market earnings based on the same fund choices available to all employees under the Company’s tax-qualified plan. Participants may change fund choices on a daily basis.

As described in the Compensation Discussion and Analysis on page [•] of this proxy statement, federal tax rules limit the size of contributions that can be made to individuals pursuant to tax-qualified defined contribution plans like the PST. These limits are based on the annual salary of the plan participant. Because of these limits, certain participants, including the Named Executive Officers, are unable to receive their full contributions pursuant to the terms and conditions of the PST.

To account for these limitations, the Company utilizes the PST Restoration Program. This is a nonqualified defined contribution plan under which the Company makes an additional annual contribution in the form of RSUs to those executives whose calculated contribution to their PST accounts was limited by federal tax laws.

These RSUs are forfeitable until the executive becomes eligible for retirement. Executives can elect to receive either a lump sum payment one year post-retirement or ten annual installment payments beginning one year post-retirement, or they can defer receipt of either the lump sum or the ten annual installments to six or eleven years post-retirement. Generally, executives have up until retirement to change a previous deferral election, with any such deferral elections or changes to deferral elections made in compliance with Section 409A of the Internal Revenue Code. These RSUs earn dividend equivalents at the same rate as dividends on Company common stock and are accrued in the form of additional RSUs each quarter and credited to the executive’s holdings. The value of each RSU may increase or decrease over time as the value is tied to the price of the Company stock.

Named Executive Officers may convert certain of their PST Restoration Program RSUs into contributions to the EDCP. All such contributions are forfeitable until the executive becomes eligible for retirement and are paid out in the same manner described above.

The Company’s International Retirement Plan (IRP) is designed to provide retirement benefits for employees whose participation in retirement plans in their home countries has been suspended because they are on expatriate assignments outside of that country or have been transferred out of that country on a permanent basis. Under the IRP, the Company makes an annual contribution for each participant equal to the contribution that would have been made under the participant’s home country retirement plan had the participant remained in that country and eligible to participate in that plan.

At each participant’s election, the Company’s IRP contribution is placed into one of several investment vehicles available within the IRP. Participants are also eligible to receive all or a portion of this contribution in RSUs. These contributions vest according to the terms and conditions of the participant’s home country retirement plan. Upon retirement from the Company, participants must elect to receive distributions from their IRP accounts in one of four ways: 1) fixed-income annuity, 2) variable annuity, 3) lump sum, or 4) annual installments (over a maximum of 15 years).

Amounts the Named Executive Officers defer under any of the above mentioned plans that are scheduled to be paid after termination of employment must be held by the Company for a minimum of six months in order to comply with Section 409A of the Internal Revenue Code.

Payments upon Termination or Change-in-Control

Because the Company does not have any employment contracts with its Named Executive Officers, there are no severance payments required to be made to any of these officers upon termination of their employment. Certain elements of compensation are, however, treated differently upon various termination of employment scenarios, as described below. The following describes how certain elements of compensation are generally handled under these scenarios for all Company employees, including the Named Executive Officers.

•

Base salary—Base salary is paid through the last day worked, regardless of reason for termination of employment. In the event that the Company encourages a U.S. employee to terminate employment with the Company (but not for cause), that individual may receive a separation allowance of up to one year’s annual base salary, calculated based on years of service.

•

STAR—Individuals who work through the last day of the fiscal year are eligible for the STAR award payable for that year, regardless of the reason for termination of employment. Past short-term bonus awards where the employee voluntarily elected stock or options in lieu of cash are either retained or paid out in a lump sum, regardless of the reason for termination.

•

Equity Awards under the Company’s Key Manager Annual Stock Grant program, BGP, PST Restoration Program and IRP—Treatment is governed by the Company’s equity compensation plans and depends on the reason for termination of employment, as follows. Past equity awards where the employee voluntarily elected stock or options in lieu of cash or unrestricted stock are either retained or paid out in a lump sum, regardless of the reason for termination. Further, in certain situations, employees are entitled to keep all equity awards according to their original terms. Each of the following assumes that the individual fully complies with certain provisions of the Company’s equity compensation plans, including compliance with the Company’s Purpose, Values and Principles and the provision that prohibits individuals from competing with the Company following termination of employment, each of which can result in forfeiture and/or cancellation of outstanding equity awards.

■

Voluntary Termination by the Employee—All stock options that were not vested and all RSUs for which the forfeiture date has not yet occurred are forfeited effective upon the date of termination. All vested stock options that were not exercised prior to termination are forfeited.

■

Retirement or Permanent Disability—Stock options and Key Manager RSUs received at least six months prior to retirement or permanent disability are retained, with stock options held until expiration and Key Manager RSUs delivering in shares, each according to their original terms. All other RSUs are also retained, with delivery of shares according to the original terms.

■

Company Encouraged Termination, Not for Cause—Stock options and Key Manager RSUs received at least six months prior to termination are retained, with stock options held until expiration and Key Manager RSUs delivering in shares, each according to their original terms. All other RSUs for which the forfeiture date has not yet occurred are forfeited, unless agreed otherwise by the Compensation & Leadership Development Committee.

■	Termination for Cause—All stock options and RSUs are forfeited effective upon the date of termination.

■

Change-in-Control—All stock options vest immediately. All RSUs are deliverable in shares immediately. The purpose of this “single trigger” vesting provision is to protect Company employees in the event of a change-in-control by accelerating the vesting schedule for their outstanding equity awards. The Company is presenting a new stock plan (see Exhibit C to this proxy statement) to shareholders for approval which refines this approach by introducing a “second trigger” for change-in-control transactions that specifically ties accelerated vesting to involuntary terminations of employment for reasons other than cause and for terminations of employment for good reason.

■	Death—All stock options and RSUs transfer by will or laws of descent and distribution. All stock options vest immediately. All RSUs are deliverable in shares immediately.

•

Special Equity Awards—In special circumstances, the Compensation & Leadership Development Committee may make a special award of restricted stock or RSUs. Terms and conditions of these awards are determined by the Compensation & Leadership Development Committee at the time of grant. In the event of a change-in-control, all restrictions lapse immediately and, in a case of hardship, the Committee may accelerate the lapse of restrictions.

•

BGP—Employees who work through the last day of the three-year performance period are eligible for the BGP awards payable for that year, unless otherwise determined by the Compensation & Leadership Development Committee. For employees who leave prior to the end of the performance period, the Committee has discretion to determine the amount of a BGP award, if any.

•

Retirement Plans—The retirement plans in which the Named Executive Officers participate do not discriminate in scope, terms or operation for Named Executive Officers versus all other participants. All Named Executive Officers are fully vested in PST and will retain all shares upon termination of employment regardless of reason. Messrs. Geissler and Panayotopoulos are currently eligible for retirement and so each becomes vested in the IRA and entitled to the full benefit value upon separation from the Company. Mr. Geissler is [•]. Mr. Panayotopoulos is fully vested in his IRP and UK Pension account balances and therefore would retain those balances upon termination for any reason.

•

Deferred Compensation—Amounts deferred under The Procter & Gamble Company Executive Deferred Compensation Plan have been earned and therefore are retained upon termination for any reason. Any RSUs granted pursuant to the PST Restoration Program or IRP would be treated as described above under Equity Awards, but are not included in the following table because they are reported on the Nonqualified Deferred Compensation Table on page [•] of this proxy statement.

•	Executive Benefits

■	Executive Group Life Insurance—Benefits are retained if employee is eligible for early retirement.

■	Financial Counseling—Employee may use the remaining balance until the end of the current calendar year for reimbursable charges under the program.

■	Unused Vacation—Employee entitled to lump sum payment equal to value of accrued, but unused, vacation days.

■	Other programs—In most cases, participation ends on the last day worked, unless otherwise agreed by the Committee.

•

Expatriate and Relocation Program—If an employee’s expatriate assignment terminates for any reason, the Company would pay for relocation to the home country and would cover future taxes due related to the expatriate assignment.

The following table and footnotes quantify the payments and benefits that each Named Executive Officer would be required to be paid under the Company’s compensation programs upon various scenarios for termination of employment or a change-in-control of the Company.

Payments upon Termination or Change-in-Control Table

Name	Voluntary Termination, Retirement, Permanent Disability or Termination for Cause[1] ($)	Company Encouraged Termination, not for Cause[2] ($)	Change-in- Control or Death[3] ($)
A. G. Lafley
Stock Options
Stock Awards
Salary
Executive Group Life Insurance
Jon R. Moeller
Stock Options
Stock Awards
Salary
Executive Group Life Insurance
Robert A. McDonald
Stock Options
Stock Awards
Salary
Executive Group Life Insurance
Werner Geissler
Stock Options
Stock Awards
Salary
Executive Group Life Insurance
E. Dimitri Panayotopoulos
Stock Options
Stock Awards
Salary
Executive Group Life Insurance
Susan E. Arnold
Stock Options
Stock Awards
Salary
Executive Group Life Insurance
Clayton C. Daley, Jr.
Stock Options
Stock Awards
Salary
Executive Group Life Insurance

[1]

As noted above, no severance payments are required to be made to any of the Named Executive Officers under any of these termination of employment scenarios. Retention of certain elements of compensation, such as equity-based compensation, may vary depending on the reason for termination. For a complete understanding of these differences, please see the narrative section above.

[2]

Each of the Named Executive Officers has enough years of service with the Company to receive one year’s salary upon a Company encouraged termination of employment (not for cause). As noted above, the Compensation & Leadership Development Committee has discretion to allow a Named Executive Officer to retain certain equity awards that otherwise would be forfeited under the Company’s compensation programs in the event of a Company encouraged termination (not for cause).

[3]

The amounts shown for stock options and stock awards represent the in-the-money value of unexercisable stock options and RSUs (excluding PST Restoration RSUs and IRP RSUs which are reported in the Nonqualified Deferred Compensation Table) that would immediately become exercisable and/or deliverable in shares, respectively, upon a change-in-control or death of the Named Executive Officer, based on the Company’s closing stock price on June 30, 2009 of $51.10. The amounts shown for the Executive Group Life Insurance death benefit assumes a June 30, 2009 death. A change-in-control does not trigger payment of a death benefit.

Security Ownership of Management and Certain Beneficial Owners

The following tables and footnotes provide information regarding the ownership of the Company’s Common and Series A and B ESOP Convertible Class A Preferred Stock by all Directors and nominees, each Named Executive Officer, all Directors and executive officers as a group, and the owners of more than five percent of the outstanding Series A and B ESOP Convertible Class A Preferred Stock, on August 14, 2009:

COMMON STOCK

(Number of shares/options)

Amount and Nature of Beneficial Ownership
Owner	Direct[1] and Profit Sharing Plan[2]	Right to Acquire[3]	Trusteeships and Family Holdings[4]	Total	Percent of Class	Restricted Stock Units[5]
Susan E. Arnold					[6]
Kenneth I. Chenault					[6]
Scott D. Cook					[6]
Clayton C. Daley, Jr.					[6]
Werner Geissler
Rajat K. Gupta					[6]
A. G. Lafley					[6]
Charles R. Lee					[6]
Lynn M. Martin					[6]
Robert A. McDonald					[6]
W. James McNerney, Jr.					[6]
Jon R. Moeller
E. Dimitri Panayotopoulos					[6]
Johnathan A. Rodgers					[6]
Ralph Snyderman					[6]
Patricia A. Woertz					[6]
Ernesto Zedillo					[6]
[•] Directors and executive officers, as a group					[6]

[1]

Includes unrestricted common stock over which each Director or executive officer has sole voting and investment power and restricted common stock over which they have voting power but no investment power (until restrictions lapse).

[2]

Common stock allocated to personal accounts of executive officers under the Retirement Trust pursuant to PST. Plan participants have sole discretion as to voting and, within limitations provided by PST, investment of shares. Shares are voted by the Trustees in accordance with instructions from participants. If instructions are not received by the Trustees as to the voting of particular shares, shares are to be voted in proportion to instructions actually received from other participants in the Trust.

[3]

Amounts reflect vested stock options and stock options that will vest within 60 days of the record date (August 14, 2009). If shares are acquired, the Director or executive officer would have sole discretion as to voting and investment.

[4]	The individuals involved share voting and/or investment powers with other persons with respect to the shares shown in this column.
[5]

RSUs represent the right to receive unrestricted shares of common stock upon the lapse of restrictions, at which point the holders will have sole investment and voting power. RSUs are not considered “beneficially owned” because holders are not entitled to voting rights or investment control until the restrictions lapse.

[6]	Less than [•]% for any one Director or Named Executive Officer, and less than [•]% for the Directors and executive officers, as a group.

SERIES A ESOP CONVERTIBLE CLASS A PREFERRED STOCK

(Number of shares)

Amount and Nature of Beneficial Ownership
Owner	Profit Sharing Plan[1]	Trusteeships	Percent of Series
Susan E. Arnold			[2]
Kenneth I. Chenault			—
Scott D. Cook			—
Clayton C. Daley, Jr.			[2]
Werner Geissler
Rajat K. Gupta			—
A. G. Lafley			[2]
Charles R. Lee			—
Lynn M. Martin			—
Robert A. McDonald			[2]
W. James McNerney, Jr.			—
Jon R. Moeller
E. Dimitri Panayotopoulos			[2]
Johnathan A. Rodgers			—
Ralph Snyderman			—
Patricia A. Woertz			—
Ernesto Zedillo			—
[•] Directors and executive officers, as a group			[2]

Employee Stock Ownership Trust of The Procter & Gamble Profit Sharing Trust and Employee Stock Ownership Plan, P.O. Box 599, Cincinnati, Ohio 45201-0599 (S. P. Donovan, Jr. and R. C. Stewart, Trustees)		[3]

[1]

Shares allocated to personal accounts of executive officers under the Employee Stock Ownership Trust pursuant to PST. Plan participants have sole discretion as to voting and, within limitations provided by PST, investment of shares. Shares are voted by the Trustees in accordance with instructions from participants. If instructions are not received by the Trustees as to the voting of particular shares, shares are to be voted in proportion to instructions actually received from other participants in the Trust.

[2]

Less than [•]% for any Named Executive Officer; by the terms of the stock, only persons who are or have been employees can have beneficial ownership of these shares. Less than [•]% for the Directors and executive officers, as a group.

[3]

Unallocated shares. The voting of these shares is governed by the terms of PST, which provides that the Trustees shall vote unallocated shares held by them in proportion to instructions received from Trust participants as to voting of allocated shares. The disposition of these shares in connection with a tender offer would be governed by the terms of PST, which provides that the Trustees shall dispose of unallocated shares held by them in proportion to instructions received from Trust participants as to the disposition of allocated shares.

SERIES B ESOP CONVERTIBLE CLASS A PREFERRED STOCK

(Number of shares)

Amount and Nature of Beneficial Ownership
Owner	Profit Sharing Plan[1]	Trusteeships	Percent of Series
Susan E. Arnold		—	—
Kenneth I. Chenault		—	—
Scott D. Cook		—	—
Clayton C. Daley, Jr.		—	[2]
Werner Geissler
Rajat K. Gupta		—	—
A. G. Lafley		—	[2]
Charles R. Lee		—	—
Lynn M. Martin		—	—
Robert A. McDonald		—	[2]
W. James McNerney, Jr.		—	—
Jon R. Moeller
E. Dimitri Panayotopoulos		—	[2]
Johnathan A. Rodgers		—	—
Ralph Snyderman		—	—
Patricia A. Woertz		—	—
Ernesto Zedillo		—	—
[•] Directors and executive officers, as a group			[2]

Employee Stock Ownership Trust of The Procter & Gamble Profit Sharing Trust and Employee Stock Ownership Plan, P.O. Box 599, Cincinnati, Ohio 45201-0599 (S. P. Donovan, Jr. and R. C. Stewart, Trustees)		[3]

[1]

Shares allocated to personal accounts of executive officers under the Employee Stock Ownership Trust pursuant to PST. Plan participants have sole discretion as to voting and, within limitations provided by PST, investment of shares. Shares are voted by the Trustees in accordance with instructions from participants. If instructions are not received by the Trustees as to the voting of particular shares, shares are to be voted in proportion to instructions actually received from other participants in the Trust.

[2]

Less than [•]% for any Named Executive Officer; by the terms of the stock, only persons who are or have been employees can have beneficial ownership of these shares. Less than [•]% for the Directors and executive officers, as a group.

[3]

Unallocated shares. The voting of these shares is governed by the terms of PST, which provides that the Trustees shall vote unallocated shares held by them in proportion to instructions received from Trust participants as to voting of allocated shares. The disposition of these shares in connection with a tender offer would be governed by the terms of PST, which provides that the Trustees shall dispose of unallocated shares held by them in proportion to instructions received from Trust participants as to the disposition of allocated shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Ownership of and transactions in Company stock by executive officers and Directors of the Company are required to be reported to the SEC pursuant to Section 16 of the Securities Exchange Act of 1934. As a practical matter, the Company assists its Directors and officers by monitoring transactions and completing and filing Section 16 reports on their behalf.

On May 13, 2009, Robert Fregolle, an executive officer of the Company, filed a Form 3/A to correct the Form 3 initially filed on February 4, 2009 on which the Company inadvertently underreported Mr. Fregolle’s common stock holdings by approximately 950 shares.

On July 16, 2009, Filippo Passerini, an executive officer of the Company, filed a Form 5 to report three gifts totaling 1182 shares on December 21, 2004; three gifts totaling 1227 shares on January 31, 2005; and three gifts totaling 173 shares on February 2, 2006. These amounts, together with acquisitions resulting from reinvestment of dividends, were inadvertently omitted from Mr. Passerini’s indirect common stock holdings.

Report of the Audit Committee

Each member of the Audit Committee is an independent Director as determined by the Board of Directors, based on the New York Stock Exchange listing standards and the Board’s own Independence Guidelines. Each member of the Committee also satisfies the SEC’s additional independence requirement for members of audit committees. The Board of Directors has determined that Messrs. Lee and Gupta and Ms. Woertz meet the criteria for “Audit Committee Financial Expert” as defined by SEC rules. The Board of Directors has also determined that all Audit Committee members are financially literate. As noted previously in the proxy statement, the Committee’s work is guided by a Board-approved Charter, which can be found in the corporate governance section of the Company’s website at www.pg.com/investors and is attached to this proxy statement as Exhibit A.

The Committee reviews and oversees the Company’s financial reporting process on behalf of the Board. Management has the Company’s primary responsibility for establishing and maintaining adequate internal financial controllership, for preparing the financial statements and for the public reporting process. Deloitte & Touche LLP, the Audit Committee-appointed independent registered public accounting firm for the fiscal year ended June 30, 2009, is responsible for expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles and on management’s assessment of the effectiveness of the Company’s internal control over financial reporting.

In its role of financial reporting oversight, the Committee reviewed and discussed with management and Deloitte & Touche LLP the audited financial statements for the year ended June 30, 2009, and management’s assessment of the effectiveness of the Company’s internal control over financial reporting. In this context, the Committee met nine times (including telephone meetings to discuss quarterly results) during the fiscal year ended June 30, 2009. The Committee has discussed with Deloitte & Touche LLP the matters that are required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), as modified or supplemented. In addition, the Committee has discussed various matters with Deloitte & Touche LLP related to the Company’s consolidated financial statements, including critical accounting policies and practices used, alternative treatments for material items that have been discussed with management, and other material written communications between Deloitte & Touche LLP and management. The Committee has also received written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” and has discussed with Deloitte & Touche LLP its independence from the Company and its management. In addition, the Committee has received written material addressing Deloitte & Touche LLP’s internal quality control procedures and other matters, as required by the New York Stock Exchange listing standards. The Committee understands the need for Deloitte & Touche LLP to maintain objectivity and independence in its audit of the Company’s financial statements and internal controls over financial reporting. The Committee has implemented a formal pre-approval process for non-audit fee spending, and it seeks to limit this spending to a level that keeps the core relationship with Deloitte & Touche LLP focused on financial statement review and evaluation. A copy of this pre-approval process is attached to this proxy statement as Exhibit B.

Based on the considerations referred to above, the Committee recommended to our Board of Directors that the audited financial statements for the year ended June 30, 2009 be included in our Annual Report on Form 10-K for 2009 and selected Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending June 30, 2010. This report is provided by the following independent Directors, who constitute the Committee:

Charles R. Lee (Chair)
Kenneth I. Chenault
Rajat K. Gupta
Ralph Snyderman
Patricia A. Woertz

August [•], 2009

Fees Paid to the Independent Registered Public Accounting Firm

The Audit Committee, with the ratification of the shareholders, engaged Deloitte & Touche LLP to perform an annual audit of the Company’s financial statements for the fiscal year ended June 30, 2009. Pursuant to rules of the SEC, the fees paid to Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively “Deloitte”), are disclosed in the table below:

Fees Paid to Deloitte

(Dollars in Thousands)

	FY 2007-08[1]	FY 2008/09
Audit Fees	$31,827	[$•]
Audit-Related Fees	3,821	[•]
Tax Fees	1,757	[•]

Subtotal	37,405	[•]
All Other Fees	859	[•]

Deloitte Total Fees	$38,264	[$•]

[1]

The actual amount paid in fiscal year 2007-08 is different than the amount included in last year’s proxy statement due to the impact of foreign exchange at the time the bills were paid and variations in the timing of billing cycles.

Services Provided by Deloitte

All services provided by Deloitte are permissible under applicable laws and regulations. The Company has adopted policies and procedures for pre-approval of services by Deloitte as described in Exhibit B to this proxy statement. The fees paid to Deloitte shown in the table above were all pre-approved in accordance with these procedures and include:

1)

Audit Fees—These are fees for professional services performed by Deloitte for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s 10-Q filings, and services that are normally provided in connection with statutory and regulatory filings or engagements.

2)

Audit-Related Fees—These are fees for assurance and related services performed by Deloitte that are reasonably related to the performance of the audit or review of the Company’s financial statements. This includes: employee benefit and compensation plan audits; due diligence related to mergers and acquisitions; other attestations by Deloitte, including those that are required by statute, regulation or contract; and consulting on financial accounting/reporting standards and controls.

3)

Tax Fees—These are fees for professional services performed by Deloitte with respect to tax compliance and tax returns. This includes review of original and amended tax returns for the Company and its consolidated subsidiaries; refund claims, payment planning/tax audit assistance; and tax work stemming from “Audit-Related” items.

4)

All Other Fees—These are fees for other permissible work performed by Deloitte that does not meet the above category descriptions. The fees cover various local engagements that are permissible under applicable laws and regulations including tax filings for individual employees included in the Company expatriate program.

These services are actively monitored (both spending level and work content) by the Audit Committee to maintain the appropriate objectivity and independence in Deloitte’s core work, which is the audit of the Company’s consolidated financial statements. The Committee also concluded that Deloitte’s provision of audit and non-audit services to the Company and its affiliates is compatible with Deloitte’s independence.

PROPOSAL TO RATIFY APPOINTMENT OF THE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected Deloitte & Touche LLP as the Company’s independent registered public accounting firm to perform the audit of our financial statements and our internal controls over financial reporting for the fiscal year ending June 30, 2010. Deloitte & Touche LLP was our independent registered public accounting firm for the fiscal year ended June 30, 2009.

Deloitte & Touche LLP representatives are expected to attend the 2009 annual meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate shareholder questions.

We are asking our shareholders to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm. Although ratification is not required by the Company’s Code of Regulations, the Board of Directors’ By Laws or otherwise, the Board is submitting the selection of Deloitte & Touche LLP to our shareholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and our shareholders.

The Board of Directors recommends a vote FOR the following resolution:

RESOLVED, That action by the Audit Committee appointing Deloitte & Touche LLP as the Company’s independent registered public accounting firm to conduct the annual audit of the financial statements of the Company and its subsidiaries for the fiscal year ending June 30, 2010 is hereby ratified, confirmed and approved.

PROPOSAL TO AMEND THE COMPANY’S REGULATIONS TO AUTHORIZE

THE BOARD OF DIRECTORS TO AMEND THE COMPANY’S REGULATIONS TO THE

EXTENT PERMITTED BY THE OHIO GENERAL CORPORATION LAW

The following proposal will be presented for action at the annual meeting by direction of the Board of Directors:

RESOLVED, That Article VIII, Section 1 of the Company’s Regulations be amended to authorize the Board of Directors to amend the Company’s Regulations to the extent permitted by Ohio General Corporation Law. The revised Article VIII, Section 1 would read as follows:

ARTICLE VIII

AMENDMENTS

SECTION 1. Amendments. These Regulations, or any of them, may be altered, amended, added to or repealed by the Board of Directors (to the extent permitted by the Ohio General Corporation law) or by the affirmative vote of the holders of at least a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, considered for the purposes of this SECTION 1 as one class.

The Board of Directors recommends a vote FOR this resolution for the following reasons:

Our Regulations were initially adopted in 1905 and contain many awkward and out-of-date provisions. Allowing the Board of Directors to amend these Regulations would allow the Board to streamline and improve the Regulations and adapt them to current times. If the proposed amendment is adopted, the Board would be able to address certain ministerial and administrative provisions in the

Regulations, including changing officer titles and duties, changing the order of business at the annual shareholders’ meeting and adopting an advance notice provision for the introduction of matters at the annual shareholders’ meeting. The Board would not be able to amend the Regulations in a manner that would adversely affect the fundamental rights of the Company’s shareholders. Other Ohio corporations have made the change to allow their regulations to be updated.

Historically, Ohio law did not permit the Board to amend the Regulations. In October 2006, Ohio General Corporation Law was changed to allow Directors to amend the Regulations without shareholder approval, within certain statutory limitations. The statute prohibits the Board from amending the Regulations in various areas that impact fundamental shareholder rights. Specifically, the Board may not amend the Regulations to do any of the following: (1) change the authority of the shareholders themselves; (2) establish or change the percentage of shares that must be held by shareholders in order to call a shareholders meeting or change the time period required for notice of a shareholders meeting; (3) establish or change the quorum requirements at shareholder meetings; (4) prohibit the shareholders or directors from taking action by written consent without a meeting; (5) change directors’ terms of office or provide for the classification of directors; (6) increase the vote of shareholders required to remove directors; (7) change the quorum or voting requirements at directors meetings; or (8) remove the requirement that a “control share acquisition” of an “issuing public corporation” must be approved by the shareholders of the corporation to be acquired. In addition, the Board may not delegate the authority to amend the Regulations to a Board Committee.

This proposal does not seek to change in any way these limitations placed on the Board under the Ohio General Corporation Law with respect to amendments to the Regulations, and would only allow the Board to amend the Regulations to the extent permitted by the Ohio General Corporation Law. Under Ohio law, the shareholders can always override amendments made by the Board, and the Regulations may never divest the shareholders of the power to adopt, amend or repeal the Regulations.

The 2006 amendments brought Ohio law into line with the law of most other states. Allowing the Board to make future amendments to the Regulations will bring the Company in line with most other companies.

Adoption of the amendment to the Regulations requires the affirmative vote of a majority of the Company’s issued and outstanding Common Stock.

For the reasons set forth above, the Board of Directors recommends a vote FOR this resolution.

PROPOSAL TO APPROVE THE PROCTER & GAMBLE

2009 STOCK AND INCENTIVE COMPENSATION PLAN

On [•], the Board of Directors approved for submission to the shareholders The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “2009 Plan” or “Plan”), as set forth in Exhibit C to this proxy statement. The following proposal will be presented for action at the annual meeting by direction of the Board of Directors.

RESOLVED, That The Procter & Gamble 2009 Stock and Incentive Compensation Plan adopted by the Board of Directors, as set forth in Exhibit C to the proxy statement for the annual meeting, is hereby approved and authorized.

The Board of Directors recommends a vote FOR this resolution for the following reasons:

Background

The Company’s shareholders have approved a series of stock plans since 1951, and there has been some form of stock award plan for certain officers and employees of the Company since 1949. The most recent stock plan, The Procter & Gamble 2001 Stock and Incentive Compensation Plan (the “2001 Plan”)

was adopted by the Board of Directors on July 10, 2001, and approved at the annual meeting of shareholders held on October 9, 2001. After eight years of grants under the 2001 Plan, there are not enough shares remaining to make additional grants in 2010 and subsequent years. The 2009 Plan, which will go into effect immediately upon approval at the annual meeting of shareholders, will incorporate many of the provisions of the 2001 Plan while adding certain features and provisions not currently found in the 2001 Plan.

The Company continues to grant awards under its plans at levels that it believes are reasonable in light of its business objectives, appropriate for attracting and retaining top talent and consistent with the long term interests of its shareholders.

The following table sets forth information regarding awards granted and earned for each of the last three fiscal years.

	(Amounts in Millions)
Fiscal Year Ended June 30,	2007	2008	2009
Stock options granted	33.0	28.3	[	•]
Service-based restricted stock and restricted stock units granted	0.5	0.8	[	•]
Actual performance-based restricted stock and restricted stock units earned	0.0	0.8	[	•]
Weighted average basic common shares outstanding during the fiscal year	3,159.0	3,080.8	[	•]

The following is a summary of the basic features of the 2009 Plan. For additional information, please refer to the specific provisions of the full text of the 2009 Plan set forth in Exhibit C to this proxy statement.

Purpose

The purpose of the Plan is to attract, retain, and motivate key employees through the award of stock options, stock appreciation rights, shares of common stock, Restricted Stock Units (“RSUs”) and other performance related awards. The Board firmly believes that the granting of awards under the Plan will help enable the Company to retain key employees while further strengthening the alignment of interests between the Company’s key employees and shareholders.

The Plan is designed to encourage those officers and employees of the Company who are largely responsible for its continued growth, profitability, and success to remain with the Company and to increase their stock ownership in the Company. The Plan will incent these employees to retain their focus on the long-term growth of the Company through the granting of options to purchase shares of the Company’s common stock and stock appreciation rights and the awarding of a portion of their compensation in the form of RSUs and/or shares of common stock. During the fifty years since plans of this type have been in existence at the Company, key management turnover has been minimal, and the Company has experienced solid growth in sales and earnings. The Board firmly believes that these results and the existence of the plans are directly related.

Administration

The Compensation and Leadership Development Committee (the “Committee”) of the Board of Directors will administer the Plan. The Committee is currently composed of four members. No member of the Committee is an employee of the Company or otherwise eligible to receive options, stock appreciation rights, or other awards under the Plan. The Committee will have the authority to:

•	select the Plan participants;

•	grant awards in such amounts and forms as the Committee shall determine;

•	impose restrictions, terms, and conditions upon such awards as the Committee shall deem appropriate;

•	establish administrative regulations consistent with the Plan; and

•	designate employees of the Company to assist in the administration and operation of the Plan.

Eligibility

The participants in the Plan shall be those employees who, in the opinion of the Committee, have demonstrated a capacity for contributing in a substantial manner to the success of the Company. This currently includes approximately 5,100 of the Company’s key managers who receive awards on an annual basis. The Plan also currently allows for up to 5,000 awards per year of 100 options each to employees not eligible for key manager grants but who make special contributions to the Company’s business. Finally, the approximately 15,000 employees currently eligible for cash bonuses can elect to take all or part of their bonuses in stock options issued pursuant to the Plan.

Shares Available

The Plan permits the award of [•] new shares. In addition, the following shares may be awarded under the Plan:

•	shares authorized to be awarded under the 2001 Plan that were not awarded under the 2001 Plan;

•	shares authorized to be awarded under The Gillette Company 2004 Long Term Incentive Plan (the ”2004 Plan”) that were not awarded under that plan; and

•

shares awarded under the Company’s previous stock plans (including The Gillette Company 1971 Stock Option Plan) that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of shares, are settled in cash in lieu of shares, or are exchanged with the committee’s permission prior to the issuance of shares for awards not involving shares.

All stock options and stock appreciation rights awarded under the Plan shall be counted against the aggregate number of shares on a one-for-one basis while all other awards shall be counted as [•] shares for each share awarded. The maximum number of shares with respect to which stock options or stock appreciation rights may be granted to any participant in any calendar year shall not exceed two million.

The following table provides the number of shares outstanding and the number of shares available for future grant under other Company plans as of June 30, 2009:

Number of Stock Options Outstanding	[•]
Weighted Average Exercise Price	[$•]
Weighted Average Term (in years)	[•]

Number of Full-Value Stock Awards Outstanding	[•]

Number of Shares Remaining for Future Grant:
The Procter & Gamble 2001 Stock and Incentive Compensation Plan (2001 Plan)	[•]
The Gillette Company 2004 Long-Term Incentive Plan (2004 Plan)	[•]
2003 Non-Employee Directors’ Plan	[•]

Common Shares Outstanding (as of August 14, 2009, the record date)	[•]

There are no other shares remaining available for grant under any other Company plans or programs. Upon approval of the Plan by shareholders, shares remaining in the 2001 Plan and the 2004 Plan will be rolled over into the Plan and will become available for future grants under the terms and conditions of the 2009 Plan. No future grants will be made out of either the 2001 Plan or the 2004 Plan.

Granting of Awards

The Committee shall have authority to grant the following types of awards subject to the following conditions:

•

Nonstatutory and Incentive Stock Options. All stock options must have a maximum life of no more than ten years from the date of grant, and no options may be exercisable within one year from the date of grant except in the case of death of the recipient. At the time of grant, the Committee shall determine the exercise price for any stock options. In no event, however, may the exercise price be less than 100% of the fair market value of the Company’s common stock at the time of grant. At the time of exercise, payment in full of the exercise price shall be paid in cash, shares of common stock valued at their fair market value on the date of exercise, a combination thereof, or by such other method as the Committee may determine. Stock options may only be exercised by the recipient during the recipient’s lifetime, except in the event of legal incompetence of the recipient (where the recipient’s legally appointed guardian may exercise the stock option) or in the event the Committee approves transfer of a stock option. All unexercised stock options granted to a recipient who ceases to be an employee of the Company or any of its subsidiaries become void, except in the case of death, retirement or, under certain circumstances, in a change-in-control or special separation from the Company. In the event of a recipient’s death, stock options may be exercised by the recipient’s beneficiary.

•

Stock Appreciation Rights. Stock appreciation rights offer recipients the right to receive payment for the difference (spread) between the exercise price of the stock appreciation right and the market value of the Company’s common stock at the time of redemption. The primary purpose for granting stock appreciation rights has been to provide some of the incentive benefits of stock options to key International managers resident in those few countries where tax and other requirements make stock options impractical. The Plan would also permit awarding of stock appreciation rights to U.S. managers in the event that new tax or other requirements make stock options less attractive. The Committee may authorize payment of the spread for a stock appreciation right in the form of cash, common stock to be valued at its fair market value on the date of exercise, a combination thereof, or by such other method as the Committee may determine. Stock appreciation rights are generally subject to the same limitations and restrictions regarding exercise, transfer and forfeiture as are stock options.

•

Common Stock and RSUs. Under the 2009 Plan, the Committee may award common stock and/or RSUs to an employee as a portion of the employee’s remuneration. In doing so, the Committee, in its discretion, may impose conditions or restrictions on the award. The Committee may also authorize any recipient to convert cash compensation otherwise payable to such recipient into stock options, RSUs or shares of Common Stock under the Plan upon such terms and conditions as the Committee may determine, provided that, pursuant to any such conversion, the RSUs and shares of Common Stock shall be valued at no less than 100% of their fair market value.

•

Performance Related Awards. Section 162(m) of the Internal Revenue Code generally limits to $1,000,000 the amount that a publicly held corporation may deduct for the compensation paid to its Chief Executive Officer and its three most highly compensated officers other than the Chief Executive Officer and Chief Financial Officer. “Qualified performance-based compensation,” however, is not subject to the $1,000,000 deduction limit. Accordingly, the Plan permits the Committee to establish performance goals consistent with Section 162(m) and authorizes the granting of cash, stock options, stock appreciation rights, Common Stock, other property, or any combination thereof to employees upon achievement of such established performance goals. In setting the performance goals, the Committee may use such measures as stock price, market share, sales revenue, organic sales growth, cash flow, cash flow efficiency, earnings per share, return on equity, total shareholder return, gross margin, costs, operating income or such other measures as the Committee deems appropriate. The performance goals may relate to the individual participant, to the Company as a whole, or to a subsidiary, division, department, region, function or business unit of the Company in which the participant is employed. Performance awards may be granted either alone or in addition to other grants made under the Plan. The maximum performance award that can be granted to any employee for any one-year period cannot exceed $20,000,000 or 400,000 shares of Common Stock, and the maximum performance award that may be granted to any employee for any period greater than one year cannot exceed these maximums multiplied by the number of years in the period.

Conditions for Awards

At the time of exercise of a stock option or stock appreciation right, a recipient must certify the intention to remain employed by the Company or one of its subsidiaries for at least one year. The recipient must also agree that he or she has not 1) engaged in competitive employment with the Company or its subsidiaries for a period of three years following termination of employment, unless the recipient first obtains written permission from the Company; 2) solicited Company employees to work elsewhere or solicit business from the Company’s customers, suppliers or partners, unless the recipient first obtains written permission of the Company; 3) taken any action significantly contrary to the best interests of the Company; or 4) disclosed any of the Company’s trade secrets or confidential information. The Committee may waive certain of these conditions or impose different conditions that do not increase or extend the rights of the recipients. The Plan also contains a claw back provision which allows the Company to recover the net proceeds resulting from the exercise of stock option or stock appreciation rights and the value of any common stock or other awards delivered pursuant to the Plan for certain periods should a participant violate these covenants.

U.S. Federal Income Tax Consequences

The discussion below relates specifically to the U.S. tax consequences of equity awards. In addition to U.S. tax consequences, the awards may be subject to tax by the recipient’s country of residence or citizenship at the same time or at a different time than the awards would be subject to tax by the U.S. Recipients who may be subject to tax in a non-U.S. jurisdiction should consult their personal tax advisers regarding the taxation of awards under the Plan.

•

Nonstatutory Stock Options. Nonstatutory stock options are not taxable to the optionee upon grant, but will result in taxable ordinary income to the optionee at the date of exercise of the option. The taxable amount will be equal to the difference between the market price of the optioned shares on the date of exercise and the exercise price.

•

Incentive Stock Options. Incentive Stock options are generally not taxable to the optionee upon grant or exercise if the optionee has continuously been an employee from the time the option has been granted until at least three months before it is exercised. However, the spread at exercise is an “adjustment” item for alternative minimum tax purposes. Any gain realized on the sale or other disposition of stock acquired on exercise of an incentive stock option is considered as long-term capital gain for tax purposes if the stock has been held more than two years after the date the option was granted and more than one year after the date of exercise of the option. If the stock is disposed of within one year after exercise, the lesser of any gain on such disposition or the spread at exercise (i.e., the excess of the fair market value of the stock on the date of exercise over the exercise price) is treated as ordinary income, and any appreciation after the date of exercise is considered long-term or short-term capital gain to the optionee depending on the holding period prior to sale. However, the spread at exercise (even if greater than the gain on the disposition) is treated as ordinary income if the disposition is one on which a loss, if sustained, is not recognized—e.g., a gift, a “wash” sale or a sale to a related party.

•

Stock Appreciation Rights. Like nonstatutory options, stock appreciation rights are not taxable to the recipient upon grant, but result in taxable ordinary income as of the date of exercise equal to the amount paid to the recipient, i.e., the difference between the exercise price and the value of the shares on the date of exercise.

•

Restricted and Unrestricted Stock. Restricted stock is generally taxable as ordinary income in the first taxable year in which the recipient’s rights to the stock are transferable or are not subject to a substantial risk of forfeiture, whichever is applicable. Recipients may also elect to include the income in their tax returns for the taxable year in which they receive the shares by filing an election to do so with the appropriate office of the Internal Revenue Service within 30 days of the date the shares are transferred to them.

The amount includable in income with respect to restricted stock is the fair market value of the shares as of the day the shares are transferable or not subject to a substantial risk of forfeiture, whichever is applicable; if the recipient has elected to include the income in the year in which the shares are received, the amount of income includable is the fair market value of the shares at the time of transfer.

Unrestricted stock is taxable as ordinary income when it is granted to the recipient. Dividends paid on restricted stock during the restricted period are taxable as ordinary income as paid. The Company is entitled to a deduction for restricted or unrestricted stock in the year the recipient is subject to ordinary income tax with respect to the stock.

•

Restricted Stock Units. Restricted stock units are generally taxable to the recipient as ordinary income when stock or cash is payable with respect to the restricted stock units, even if the restricted stock units become vested at an earlier date. Dividend equivalents with respect to restricted stock units are generally accumulated and paid to the recipient when the stock or cash payable under the restricted stock units become payable, and the dividend equivalents are taxable at the time of such payment.

Additional Information

The Board or Committee may amend the Plan, provided that no amendment may increase the number of shares, reduce the exercise price or alter the class of individuals eligible to receive stock options without shareholder approval. However, shareholder approval may not necessarily be required for every amendment to the Plan that can increase the cost to the Company of the Plan or alter the allocation of benefits between the Company’s Named Executive Officers, executive officers, and other employees.

The Plan prohibits the re-pricing of underwater stock options by forbidding any stock option or stock appreciation right from being cancelled in exchange for cash, other awards, or stock options or stock appreciation rights having a lower exercise price without the prior approval of the shareholders of The Company.

The Committee has made no determinations as to any awards under the Plan. Because awards under the Plan are subject to the discretion of the Committee, awards and benefits under the Plan for any future year are not determinable. However, the Committee does not expect that awards to Plan participants made this year under the 2001 Plan would have been materially different in number or amount, if they had been made under the new Plan. Future option exercise prices under the Plan are not determinable because they will be based upon the fair market value of the Common Stock on the date of the grant. No RSUs, restricted stock awards, performance awards or other stock or option awards have been made under the Plan.

On, [•], the average of the high and low market prices of the Company’s Common Stock on the New York Stock Exchange was [$•] per share.

In the event that the Plan is terminated, recipients of stock options, stock appreciation rights, RSUs and common stock granted prior to such expiration shall retain all rights to such shares in accordance with their terms, including the right to exercise stock options or stock appreciation rights.

In the event of a change in control of the Company (as defined in the Plan), stock options and stock appreciation rights granted under the Plan shall vest immediately and any conditions or restrictions on RSUs and/or common stock granted under the Plan shall lapse if the successor does not assume the awards under the Plan. If a change in control occurs and the successor does assume the awards, stock options and stock appreciation rights granted under the Plan shall vest immediately and any conditions or restrictions on RSUs and/or common stock granted under the Plan shall lapse only for those participants who are involuntarily terminated for reasons other than cause or who terminate their employment for good reason, as those terms are defined in the Plan.

Additional Equity Compensation Plan Information

The following table gives information about the Company’s common stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s equity compensation plans as of June 30, 2009. The table includes the following plans: The 1968 Procter & Gamble Plan for the Use of Shares in Payment of Remuneration; The Procter & Gamble 1992 Stock Plan; The Procter & Gamble 1992 Stock Plan (Belgian Version); The Procter & Gamble 1993 Non-Employee Directors’ Stock Plan; The Procter & Gamble Future Shares Plan; The Procter & Gamble 2001 Stock and Incentive Compensation Plan; The Procter & Gamble 2003 Non-Employee Directors’ Stock Plan; The Gillette Company 1971 Stock Option Plan and The Gillette Company 2004 Long-Term Incentive Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders[1]
Options	[	•]	[	•]	[2]
Restricted Stock Units	[	•]	N/A		[2]
Equity compensation plans not approved by security holders[3]
Options	[	•]	[	•]	[4]
Restricted Stock Units	[	•]	N/A		[4]
GRAND TOTAL	[	•]	[	•]	[	•]

[1]

Includes The 1968 Procter & Gamble Plan for the Use of Shares in Payment of Remuneration; The Procter & Gamble 1992 Stock Plan; The Procter & Gamble 1993 Non-Employee Directors Stock Plan; The Procter & Gamble 2001 Stock and Incentive Compensation Plan; and The Procter & Gamble 2003 Non-Employee Directors Stock Plan.

[2]

Of the plans listed in [1] , only The Procter & Gamble 2001 Stock and Incentive Compensation Plan and The 2003 Non-Employee Directors Stock Plan allow for future grants of securities. The maximum number of shares that may be granted under these plans is 229 million shares, of which no more than [•] million in shares may be available for awards of restricted and unrestricted stock. Total shares available for future issuance under these plans is approximately [•] million.

[3]

Includes The Procter & Gamble 1992 Stock Plan (Belgian version); The Procter & Gamble Future Shares Plan; The Gillette Company 1971 Stock Option Plan; and The Gillette Company 2004 Long-Term Incentive Plan.

[4]

Of the plans listed in [3] , only The Gillette Company 2004 Long-Term Incentive Plan allows for future grants of securities. The maximum number of shares that may be granted under this plan is 20 million shares. Total shares available for future issuance under this plan is approximately [•] million.

The following narrative provides a description of the Company’s non-shareholder approved plans.

The Procter & Gamble 1992 Stock Plan (Belgian Version)

No further grants can be made under the plan, although unexercised stock options previously granted under this plan remain outstanding. This plan was approved by the Company’s Board of Directors on February 14, 1997. Although the plan has not been submitted to shareholders for approval, it is nearly identical to The Procter & Gamble 1992 Stock Plan, approved by the Company’s shareholders on October 13, 1992, except for a few minor changes designed to comply with the Belgian tax laws.

The plan was designed to attract, retain and motivate key Belgian employees. Under the plan, eligible participants were: (i) granted or offered the right to purchase stock options, (ii) granted stock appreciation rights and/or (iii) granted shares of the Company’s common stock. Except in the case of death of the recipient, all stock options and stock appreciation rights must vest in no less than one year from the date of grant and must expire no later than fifteen years from the date of grant. The exercise price for all stock options granted under the plan is the average price of the Company’s stock on the date of grant. If a recipient of a grant leaves the Company while holding an unexercised option or right, any unexercisable portions immediately become void, except in the case of death, and any exercisable portions become void within one month of departure, except in the case of death or retirement. Any common stock awarded under the plan may be subject to restrictions on sale or transfer while the recipient is employed, as the committee administering the plan may determine.

The Procter & Gamble Future Shares Plan

No further grants can be made under the plan which terminated on October 13, 2007, although unexercised stock options previously granted under this plan remain outstanding. On October 14, 1997, the Company’s Board of Directors approved The Procter & Gamble Future Shares Plan pursuant to which options to purchase shares of the Company’s common stock may be granted to employees worldwide. The purpose of this plan is to advance the interests of the Company by giving substantially all employees a stake in the Company’s future growth and success and to strengthen the alignment of interests between employees and the Company’s shareholders through increased ownership of shares of the Company’s stock. The plan has not been submitted to shareholders for approval.

Subject to adjustment for changes in the Company’s capitalization, the number of shares to be granted under the plan is not to exceed 17 million shares. Under the plan’s regulations, recipients are granted options to acquire 100 shares of the Company’s common stock at an exercise price equal to the average price of the Company’s common stock on the date of the grant. These options vest five years after the date of grant and expire ten years following the date of grant. If a recipient leaves the employ of the Company prior to the vesting date for a reason other than disability, retirement or special separation (as defined in the plan), then the award is forfeited.

At the time of the first grant following Board approval of the plan, each employee of the Company not eligible for an award under the 1992 Stock Plan was granted options for 100 shares. From the date of this first grant through June 30, 2003, each new employee of the Company received options for 100 shares.

The Gillette Company 1971 Stock Option Plan

No further grants can be made under the plan after April 25, 2005, although unexercised stock options previously granted under this plan remain outstanding. The plan was approved by shareholders of The Gillette Company and assumed by the Company upon the merger between the Company and The Gillette Company. All options became immediately vested and exercisable on October 1, 2005 as a result of the merger. After the merger, all outstanding options became options to purchase shares of The Procter & Gamble Company subject to an exchange ratio of 0.975 shares of P&G stock per share of Gillette stock.

The plan was designed to attract, retain and motivate key salaried employees of The Gillette Company and non-employee members of its Board of Directors. Under the plan, eligible participants receive the option to purchase Company stock at a pre-determined price which cannot be less than 100% of the fair market value per share at the time that the option is granted. The period of any option may not exceed ten years from the date of grant. Subject to adjustment for changes in the Company’s capitalization, the number of shares granted under the plan was not to exceed 198 million shares.

If a recipient leaves the employ of the Company for any reason other than death or discharge for cause, the recipient is permitted to exercise any vested options granted under the plan for a period between thirty days and five years after termination, depending on the circumstances of his/her departure. If a participant is discharged for cause, all options are immediately cancelled. If a participant dies while holding options, the options are exercisable for a period of one to three years depending on the date of grant.

The Gillette Company 2004 Long-Term Incentive Plan

Shareholders of The Gillette Company approved this plan on May 20, 2004, and the plan was assumed by the Company upon the merger between The Procter & Gamble Company and The Gillette Company. All options became immediately vested and exercisable on October 1, 2005 as a result of the merger. After the merger, all outstanding options became options to purchase shares of The Procter & Gamble Company subject to an exchange ratio of 0.975 shares of P&G stock per share of Gillette stock. Only employees previously employed by The Gillette Company prior to October 1, 2005 are eligible to receive grants under this plan.

The plan was designed to attract, retain and motivate employees of The Gillette Company, and until the effective date of the merger between The Gillette Company and The Procter & Gamble Company, non-employee members of the Gillette Board of Directors. Under the plan, eligible participants are: (i) granted or offered the right to purchase stock options, (ii) granted stock appreciation rights and/or (iii) granted shares of the Company’s common stock or restricted stock units (and dividend equivalents). Subject to adjustment for changes in the Company’s capitalization and the addition of any shares authorized but not issued or redeemed under The Gillette Company 1971 Stock Option Plan, the number of shares to be granted under the plan is not to exceed 19 million shares.

Except in the case of death of the recipient, all stock options and stock appreciation rights must expire no later than ten years from the date of grant. The exercise price for all stock options granted under the plan must be equal to or greater than the fair market value of the Company’s stock on the date of grant. Any common stock awarded under the plan may be subject to restrictions on sale or transfer while the recipient is employed, as the committee administering the plan may determine.

If a recipient of a grant leaves the Company while holding an unexercised option or right: (1) any unexercisable portions immediately become void, except in the case of death, retirement, special separation (as those terms are defined in the plan) or any grants as to which the Compensation Committee of the Board of Directors has waived the termination provisions; and (2) any exercisable portions immediately become void, except in the case of death, retirement, special separation, voluntary resignation that is not for Good Reason (as those terms are defined in the plan) or any grants as to which the Compensation Committee of the Board of Directors has waived the termination provisions.

Approval and Adoption

The affirmative vote of a majority of shares participating in the voting on this proposal is required for adoption of this resolution. Proxies will be voted FOR the resolution unless the Proxy Committee is instructed otherwise on a proxy returned to such Committee. Abstentions indicated on such a proxy card will not be counted as either “for” or “against” this proposal. “Broker non-votes” specified on proxies returned by brokers holding shares for beneficial owners who have not provided instructions as to voting on this issue will be treated as not present for voting on this issue.

For the reasons set forth above, the Board recommends a vote FOR this resolution.

Shareholder Proposals

Shareholder Proposal # [•]

Mrs. Evelyn Y. Davis, Watergate Office Building, 2600 Virginia Avenue N.W., Suite 215, Washington, D.C. 20037, owner of 800 shares of common stock of the Company, has given notice that she intends to present for action at the annual meeting the following resolution:

RESOLVED: “That the stockholders of P&G, assembled in Annual Meeting in person and by proxy, hereby request the Board of Directors to take the necessary steps to provide for cumulative voting in the election of directors, which means each stockholder shall be entitled to as many votes as shall equal the number of shares he or she owns multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single candidate, or any two or more of them as he or she may see fit.”

REASONS: “Many states have mandatory cumulative voting, so do National Banks.”

“In addition, many corporations have adopted cumulative voting.”

“The Company continues to meet EACH year in Cincinnati. Many corporations, such as GE, IBM, Verizon, U.S. Airways, Delta and numerous others rotate their meetings. A Director elected through cumulative voting might be more inclined to support rotation of meeting locations, so that shareholders in other parts of the country can also meet management and directors.

“If you AGREE, please mark your proxy FOR this resolution.”

The Board of Directors recommends a vote AGAINST this proposal.

[Company response to be included in definitive proxy statement.]

Shareholder Proposal #[•]

Walden Asset Management, One Beacon St., Boston, Massachusetts 02108, owner of at least 295,410 shares of common stock of the Company, has given notice that it intends to present for action at the annual meeting the following resolution:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

RESOLVED, that shareholders of Procter & Gamble request the board of directors to adopt a policy that provides shareholders the opportunity at each annual shareholder meeting to vote on an advisory resolution, proposed by management, to ratify the compensation of the named executive officers (“NEOs”) set forth in the proxy statement’s Summary Compensation Table (the “SCT”) and the accompanying narrative disclosure of material factors provided to understand the SCT (but not the Compensation Discussion and Analysis). The proposal submitted to shareholders should make clear that the vote is non-binding and would not affect any compensation paid or awarded to any NEO.

SUPPORTING STATEMENT

An Advisory Vote establishes an annual referendum process for shareholders about senior executive compensation. We believe the results of this vote would provide the board and management useful information about shareholder views on our company’s executive compensation.

Investors are increasingly concerned about mushrooming executive compensation especially when it is insufficiently linked to performance. In 2008, shareholders filed over 80 “Say on Pay” resolutions with votes averaging 42% in favor, and 20 votes over 50% in 2007 and 2008 combined. At P&G the resolution received a 42% vote. Such votes demonstrate strong shareholder support for this reform.

In its 2008 proxy Aflac submitted an Advisory Vote supported by 93%, indicating strong investor support for good disclosure and a reasonable compensation package. Daniel Amos, Chairman and CEO said, “An advisory vote on our compensation report is a helpful avenue for our shareholders to provide feedback on our pay-for-performance compensation philosophy and pay package.”

Other companies have also agreed to an Advisory Vote, including Intel, Hewlett-Packard, Occidental Petroleum, Verizon, MBIA, PG & E, H&R Block, Blockbuster, Ingersoll-Rand and Motorola. And approximately 300 companies under TARP are implementing the Advisory Vote, an opportunity to see it in action.

Public concern about executive compensation has reached new heights stimulated by reported excesses and compensation problems. Problems with Golden Parachutes, paying executive income taxes (gross-ups), questionable percs for executives, bonuses in the midst of financial crisis and backdated options accelerated concern.

President Obama and SEC Chair Mary Schapiro both have spoken in support on the Advisory Vote and we expect legislation or regulation is inevitable. A wise step for companies would be to adopt an Advisory Vote without being compelled by legislation.

We believe that existing SEC rules and stock exchange listing standards do not provide shareholders with sufficient mechanisms for providing input to boards on senior executive compensation. In contrast, in the United Kingdom, public companies allow shareholders to cast a vote on the “directors’ remuneration report,” which discloses executive compensation. Such a vote isn’t binding, but gives shareholders a clear voice that helps shape senior executive compensation.

Most companies routinely vote to ratify auditors. A standard executive compensation vote could also be presented.

We believe that a company that has a clearly explained compensation philosophy and metrics, reasonably links pay to performance, and communicates effectively to investors will find an Advisory Vote a helpful tool.

The Board of Directors recommends a vote AGAINST this proposal.

[Company response to be included in definitive proxy statement.]

2010 Annual Meeting Date

It is anticipated that the 2010 annual meeting of shareholders will be held on Tuesday, October 12, 2010. Pursuant to regulations issued by the SEC, to be considered for inclusion in the Company’s proxy statement for presentation at that meeting, all shareholder proposals must be received by the Company on or before the close of business on April 30, 2010. Any such proposals should be sent to The Procter &

Gamble Company, c/o Secretary, One Procter & Gamble Plaza, Cincinnati, OH 45202-3315. If a shareholder notifies the Company after July 14, 2010 of an intent to present a proposal at the 2010 annual meeting of shareholders, the Company will have the right to exercise its discretionary voting authority with respect to such proposal without including information regarding such proposal in its proxy materials.

Other Matters

No action will be taken with regard to the minutes of the annual meeting of shareholders held October 14, 2008, unless they have been incorrectly recorded.

The Board of Directors knows of no other matters which will come before the meeting. However, if any matters other than those set forth in the notice should be properly presented for action, the persons named in the proxy intend to take such action as will be in harmony with the policies of the Company and in that connection will use their discretion.

Exhibit A

The Procter & Gamble Company Board of Directors

Audit Committee Charter

February 10, 2009

I.	The Committee’s Purpose. The Committee is appointed by the Board of Directors for the primary purposes of:

A.	Assisting the Board in its oversight of:

1.	the quality and integrity of the Company’s financial statements;

2.	the Company’s compliance with legal and regulatory requirements;

3.	the Company’s overall risk management profile;

4.	the independent auditor’s qualifications and independence; and

5.	the performance of the Company’s internal audit function and independent auditors.

B.	Preparing the annual audit committee report to be included in the Company’s proxy statement.

II.

The Committee’s Duties and Responsibilities. Company management is responsible for preparing financial statements; the Committee’s primary responsibility is oversight. To carry out this responsibility, the Committee will undertake the following activities.

A.	General.

1.

To develop and maintain free and open means of communication with the Board, the Company’s independent auditors, the Company’s internal auditors, and the financial and general management of the Company;

2.	To perform any other activities as the Committee deems appropriate, or as are requested by the Board, consistent with this Charter, the Company’s bylaws and applicable law; and

3.

To maintain and update, as appropriate, this Charter, which will be published on the Company’s website and disclosed in the Company’s proxy at least once every three years as required by the SEC’s proxy rules.

4.	To report regularly to the Board and to review with the Board any significant issues that arise with respect to the items listed in I.A.1 through I.A.5 above.

B.	The Company’s Financial Statements and Published Information.

1.	At least annually, to review:

a.

major issues regarding accounting principles and financial statement presentations including any significant changes in the Company’s selection or application of accounting principles, as well as the clarity and completeness of the Company’s financial statements and items that impact the representational faithfulness, verifiability and neutrality of accounting information;

b.

analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and

c.	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

2.

To discuss the annual audited financial statements and quarterly financial statements (including matters outlined in SAS No. 61, Communications with Audit Committees) with Company management and the independent auditors, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s SEC filings.

3.

To discuss the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and ratings agencies. These discussions need not occur in advance of each release or each provision of guidance.

C.	Performance and Independence of the Company’s Independent Auditors.

1.	At least annually, to obtain and review a written report by the independent auditors describing:

a.	the independent auditing firm’s internal quality control procedures;

b.	any material issues raised by the most recent internal quality control review, or peer review, of the independent auditing firm;

c.

any material issues raised by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditing firm;

d.	any steps taken to deal with any issues raised in such internal quality control reviews, peer reviews, or governmental or professional authority inquiries or investigations; and

e.	all relationships between the independent auditor and the Company.

2.

To annually evaluate the independent auditor’s qualifications, performance and independence, including a review and evaluation of the lead partner, taking into account the opinions of Company management and the Company’s internal auditors, and to report its conclusions to the Board.

3.	To assure regular rotation of the lead audit partner, as required by law.

4.	To periodically meet separately with independent auditors.

5.	To set clear hiring policies for employees or former employees of the independent auditors.

D.	The Review of Services and Audit by Independent Auditor.

1.

To appoint, retain (with subsequent submission to the Company’s shareholders for ratification), compensate, evaluate and terminate the Company’s independent auditors, with sole authority to approve all audit engagement fees and terms (these responsibilities may not be delegated to Company management).

2.

At least annually, to pre-approve all audit and non-audit services to be provided to the Company by its independent auditors (this responsibility may not be delegated to Company management and, to the extent that this responsibility is delegated to one or more members of the Committee, such member(s) must report such pre-approvals at the next scheduled meeting of the Committee).

3.	To ensure that the Company’s independent auditors do not perform any non-audit services that are prohibited by law or regulation.

4.	To review the scope of the annual audit to be performed by the Company’s independent auditors.

5.	To review with the independent auditor any audit problems or difficulties encountered in the course of the audit work, and Company management’s responses.

6.	To review the audit report and recommendations submitted by the Company’s independent auditors.

7.	To review the report required by Section 10A(k) of the Securities Exchange Act of 1934 from the independent auditor concerning:

a.	Critical accounting policies and practices to be used in the audit;

b.

Alternative treatments of financial information within GAAP that have been discussed with Company management, ramifications of the use of such alternative disclosure and treatments, and the treatment preferred by the independent auditor; and

c.	Other material written communications between the independent auditor and Company management, such as any management letter or schedule of unadjusted differences.

E.	The Performance of the Company’s Internal Audit Function.

1.	To periodically meet separately with internal auditors.

2.	To review and approve the annual internal audit plan.

3.

To receive and review summaries and reports from the internal auditor with respect to its review of the operations of the Company and the systems of internal controls and, where deemed appropriate, management’s responses thereto.

4.	To review the activities, organizational structure, staffing and qualifications of the internal audit function.

F.	Controls Within the Company.

1.	To periodically meet separately with Company management including Senior F&A management.

2.	To annually review major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies.

3.

To assist the Board and the Company in interpreting and applying the Company’s Worldwide Business Conduct Manual and other issues related to the Company and Employee Governance and Ethics, and review the results of the Company’s assessment of compliance.

4.	To receive quarterly a report from the Company’s chief executive and chief financial officer describing:

a.	all significant deficiencies in the design or operation of internal controls which could adversely affect the issuer’s ability to record, process, summarize, and report financial data; and

b.	any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

5.	To establish procedures for:

a.	the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

b.	the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

G.	Review of Risk Management.

To discuss:

1.	guidelines and policies to govern risk assessment and risk management;

2.	the Company’s major risk exposures and the steps Company management has taken to monitor and control such exposures;

3.

to review the status of Corporate Security, the security for the Company’s electronic data processing information systems, and the general security of the Company’s people, assets and information systems;

4.	to review the status of the Company’s financial instruments.

5.	to review the Company’s Pension and Insurance Programs

III.	Authority to Retain Experts. The Committee has the authority to select, direct and, if appropriate, terminate such experts as it deems necessary in the performance of its duties.

IV.

Annual Performance Evaluation of the Committee. At least annually, the Committee will evaluate how well it has fulfilled its purpose during the previous year, and will report its findings to the full Board.

V.

Audit Committee Financial Expert. At least one member of the Committee must have accounting or related financial management expertise as determined by the Board in accordance with applicable listing standards. At least one member of the Committee must be an “audit committee financial expert” as defined by the Securities and Exchange Commission. The person with accounting or related financial management expertise and the “audit committee financial expert” can be one and the same.

INFORMATION CONCERNING COMMITTEE MEMBER QUALIFICATIONS, COMMITTEE MEMBER APPOINTMENT AND REMOVAL, COMMITTEE STRUCTURE AND OPERATIONS (INCLUDING AUTHORITY TO DELEGATE TO SUBCOMMITTEES), AND COMMITTEE REPORTING TO THE BOARD ARE ADDRESSED IN THE PROCTER & GAMBLE COMPANY BOARD OF DIRECTORS COMMITTEE CHARTERS APPENDIX.

Exhibit B

Guidelines of

The Procter & Gamble Company Audit Committee

For Pre-Approval Of Independent Auditor Services

The Committee has adopted the following guidelines regarding the engagement of the Company’s independent auditor to perform services for the Company:

For audit services (including statutory audit engagements as required under local country laws), the independent auditor will provide the Committee with an engagement letter during the July-September quarter of each year outlining the scope of the audit services proposed to be performed during the fiscal year. If agreed to by the Committee, this engagement letter will be formally accepted by Committee.

The independent auditor will submit to the Committee for approval an audit services fee proposal after acceptance of the engagement letter.

For non-audit services, Company management will submit to the Committee for approval the list of non-audit services that it recommends the Committee engage the independent auditor to provide for the fiscal year. Company management and the independent auditor will each confirm to the Committee that each non-audit service on the list is permissible under all applicable legal requirements. In addition to the list of planned non-audit services, a budget estimating non-audit service spending for the fiscal year will be provided. The Committee will approve both the list of permissible non-audit services and the budget for such services. The Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this pre-approval process.

To ensure prompt handling of unexpected matters, the Committee delegates to the Chair the authority to amend or modify the list of approved permissible non-audit services and fees. The Chair will report action taken to the Committee at the next Committee meeting.

The independent auditor must ensure that all audit and non-audit services provided to the Company have been approved by the Committee. The Vice-President of Internal Controls will be responsible for tracking all independent auditor fees against the budget for such services and report at least annually to the Audit Committee.

B-1

Exhibit C

THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN

ARTICLE A—Purpose.

The purposes of The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”) are to strengthen the alignment of interests between those employees of The Procter & Gamble Company (the “Company”) and its subsidiaries who are largely responsible for the success of the business (the “Participants”) and the Company’s shareholders through ownership behavior and the increased ownership of shares of the Company’s common stock (the “Common Stock”), and to encourage the Participants to remain in the employ of the Company and its subsidiaries. This will be accomplished through the granting of options to purchase shares of Common Stock, the granting of performance related awards, the payment of a portion of the Participants’ remuneration in shares of Common Stock, the granting of deferred awards related to the increase in the price of Common Stock, and the granting of restricted stock units (“RSUs”) or other awards that are related to the price of Common Stock.

ARTICLE B—Administration.

1. The Plan shall be administered by the Compensation & Leadership Development Committee (the “Committee”) of the Board of Directors of the Company (the “Board”), or such other committee as may be designated by the Board. The Committee shall consist of not fewer than three (3) members of the Board who are “Non-Employee Directors” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “1934 Act”) to be appointed by the Board from time to time and to serve at the discretion of the Board. They shall also have been deemed independent by the Board under the Company’s independence guidelines and the applicable national securities exchange which serves as the principal trading market for the Common Stock. The Committee may establish such regulations, provisions, and procedures within the terms of the Plan as, in its opinion, may be advisable for the administration and operation of the Plan, and may designate the Secretary of the Company or other employees of the Company to assist the Committee in the administration and operation of the Plan and may grant authority to such persons to execute documents on behalf of the Committee. The Committee shall report on the administration of the Plan as requested by the Board.

2. Subject to the express provisions of the Plan, the Committee shall have authority: to grant nonstatutory and incentive stock options; to grant stock appreciation rights either freestanding or in tandem with simultaneously granted stock options; to grant Performance Awards (as defined in Article J); to award a portion of a Participant’s remuneration in shares of Common Stock subject to such conditions or restrictions, if any, as the Committee may determine; to award RSUs or other awards that are related to the price of Common Stock; to determine all the terms and provisions of the respective stock option, stock appreciation right, stock award, RSU, or other award agreements including setting the dates when each stock option or stock appreciation right or part thereof may be exercised and determining the conditions and restrictions, if any, of any shares of Common Stock acquired through the exercise of any stock option; to provide for special terms for any stock options, stock appreciation rights, stock awards, RSUs or other awards granted to Participants who are foreign nationals or who are employed by the Company or any of its subsidiaries outside of the United States of America in order to fairly accommodate for differences in local law, tax policy or custom and to approve such supplements to or amendments, restatements or alternative versions of the Plan as the Committee may consider necessary or appropriate for such purposes (without affecting the terms of the Plan for any other purpose); and to make all other determinations it deems necessary or advisable for administering the Plan. In addition, at the time of grant the Committee shall have the further authority to:

(a) waive the provisions of Article F, Paragraph 1(a), 1(b) and 1(c);

(b) waive the provisions of Article G, Paragraph 9(a) and 9(b);and

(c) impose conditions in lieu of those set forth in Article G, Paragraphs 7, 8, 9 and 11 for nonstatutory stock options, incentive stock options and stock appreciation rights which do not increase or extend the rights of the Participant.

ARTICLE C—Participation.

The Committee shall select as Participants those employees of the Company and its subsidiaries who, in the opinion of the Committee, have demonstrated a capacity for contributing in a substantial manner to the success of such companies.

ARTICLE D—Limitation on Number of Shares Available Under the Plan.

1. Unless otherwise authorized by the shareholders, or as provided in this Article D or Article K of the Plan, the maximum aggregate number of shares available for award under the Plan shall be the sum of:

(a) [•] new shares; and

(b) the shares previously authorized but not awarded under The Procter & Gamble 2001 Stock and Incentive Compensation Plan and The Gillette Company 2004 Long-Term Incentive Plan, in each case, as of the date on which the Plan is approved by shareholders (e.g., approximately [• ] shares in total).

2. In addition to the shares authorized for award by Paragraph 1 of this Article D, any shares awarded under the Plan, or any of the following plans, that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of shares, are settled in cash in lieu of shares, or are exchanged with the Committee’s permission prior to the issuance of shares, for awards not involving shares, shall be available for award under the Plan:

(a) The Procter & Gamble 1992 Stock Plan;

(b) The Procter & Gamble 1992 Stock Plan (Belgian Version);

(c) The Procter & Gamble Future Shares Plan;

(d) The Procter & Gamble 2001 Stock and Incentive Compensation Plan;

(e) The Gillette Company 1971 Stock Option Plan; and

(f) The Gillette Company 2004 Long-Term Incentive Plan.

Any shares that become available for award under this Article D, Paragraph 2 shall be added back to the aggregate shares available using the ratio set forth in Article D, Paragraphs 3(a) and 3(b) below (e.g., one for one for stock options and stock appreciation rights and [•] shares for each share awarded for all other awards).

3. Solely for purposes of calculating the number of shares remaining available for grant under this Article D:

(a) all stock options and stock appreciation rights awards shall be counted on a one for one basis;

(b) all full value awards under the Plan to be settled in shares shall be counted as [•] shares for each share awarded;

(c) except as otherwise noted in this Article D, Paragraph 4 below, only shares actually issued by the Company shall be counted against the number of shares available; and

(d) “shares issued” shall include all shares actually delivered pursuant to the Plan and all shares tendered, exchanged or withheld to cover option costs and/or taxes.

4. Shares that were subject to a stock option or stock-settled stock appreciation right and were not issued upon the net settlement or net exercise of such stock option or stock appreciation right may not again be made available for issuance under the Plan.

5. Notwithstanding anything to the contrary contained herein, shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of stock options shall not be added to the shares available for award under Article D, Paragraph 1 above.

6. Subject to the provisions of Article K and Article L, and notwithstanding anything else herein to the contrary, without affecting the number of shares reserved or available hereunder the Committee may authorize the issuance or assumption of benefits under the Plan in connection with any merger, consolidation acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Sections 162(m), 409A, 422 and 424 of the Internal Revenue Code (“Code”) as and where applicable.

ARTICLE E—Shares Subject to Use Under the Plan.

1. The shares to be delivered by the Company upon exercise of stock options or stock appreciation rights shall be determined by the Committee and may consist, in whole or in part, of authorized but unissued shares or treasury shares. In the case of redemption of stock appreciation rights by one of the Company’s subsidiaries, such shares shall be shares acquired by that subsidiary.

2. For purposes of the Plan, restricted or unrestricted stock awarded or issued following settlement of RSUs under the terms of the Plan shall be authorized but unissued shares, treasury shares, or shares acquired in the open market by the Company or a subsidiary, as determined by the Committee.

ARTICLE F—Restrictions & Covenants.

1. In addition to such other conditions as may be established by the Committee, in consideration of the granting of an award under the terms of the Plan, each Participant agrees as follows:

(a) The right to exercise any stock option or stock appreciation right shall be conditional upon certification by the Participant at time of exercise that the Participant intends to remain in the employ of the Company or one of its subsidiaries for at least one (1) year following the date of the exercise of the stock option or stock appreciation right (provided that termination of employment due to Retirement or Special Separation shall not constitute a breach of such certification).

(b) In order to better protect the goodwill of the Company and its subsidiaries and to prevent the disclosure of the Company’s or its subsidiaries’ trade secrets and confidential information and thereby help ensure the long-term success of the business, the Participant, without prior written consent of the Company, will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, adviser, consultant or otherwise, for a period of three (3) years following the date of the Participant’s termination of employment with the Company, in connection with the manufacture, development, advertising, promotion, or sale of any product which is the same as or similar to or competitive with any products of the Company or its subsidiaries (including both existing products as well as products known to the Participant, as a consequence of the Participant’s employment with the Company or one of its subsidiaries, to be in development):

(i) with respect to which the Participant’s work has been directly concerned at any time during the two (2) years preceding termination of employment with the Company or one of its subsidiaries or

(ii) with respect to which during that period of time the Participant, as a consequence of the Participant’s job performance and duties, acquired knowledge of trade secrets or other confidential information of the Company or its subsidiaries.

For purposes of this Paragraph (b), it shall be conclusively presumed that Participants have knowledge of information they were directly exposed to through actual receipt or review of memos or documents containing such information, or through actual attendance at meetings at which such information was discussed or disclosed.

(c) To better protect the Company’s investment in its employees and to ensure the long-term success of the business, the Participant, without prior written consent of the Company, will not attempt directly or indirectly to induce any employee of the Company or its affiliates or subsidiaries to be employed or perform services elsewhere or attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company or its affiliates or subsidiaries.

(d) Because a main purpose of the Plan is to strengthen the alignment of interests between employees of the Company (including all affiliates and subsidiaries) and its shareholders to ensure the continued success of the Company, the Participant will not take any action that is significantly contrary to the best interests of the Company or its affiliates or subsidiaries. For purposes of this paragraph, an action taken “significantly contrary to the best interests of the Company or its affiliates or subsidiaries” includes without limitation any action taken or threatened by the Participant that the Committee determines has, or is reasonably likely to have, a significant adverse impact on the reputation, goodwill, stability, operation, personnel retention and management, or business of the Company or any affiliate or subsidiary.

(e) The provisions of this Article F are not in lieu of, but are in addition to the continuing obligation of the Participant (which Participant acknowledges by accepting any award under the Plan) to not use or disclose the Company’s or its subsidiaries’ trade secrets and confidential information known to the Participant until any particular trade secret or confidential information becomes generally known (through no fault of the Participant), whereupon the restriction on use and disclosure shall cease as to that item. Information regarding products in development, in test marketing or being marketed or promoted in a discrete geographic region, which information the Company or one of its subsidiaries is considering for broader use, shall not be deemed generally known until such broader use is actually commercially implemented. As used in this Article F, “generally known” means known throughout the domestic U. S. industry or, in the case of Participants who have job responsibilities outside of the United States, the appropriate foreign country or countries’ industry.

(f) By acceptance of any award granted under the terms of the Plan, the Participant acknowledges that if the Participant were, without authority, to use or disclose the Company’s or any of its affiliates’ or subsidiaries’ trade secrets or confidential information or threaten to do so, the Company or one of its subsidiaries would be entitled to injunctive and other appropriate relief to prevent the Participant from doing so. The Participant acknowledges that the harm caused to the Company by the breach or anticipated breach of this Article F is by its nature irreparable because, among other things, it is not readily susceptible of proof as to the monetary harm that would ensue. The Participant consents that any interim or final equitable relief entered by a court of competent jurisdiction shall, at the request of the Company or one of its subsidiaries, be entered on consent and enforced by any court having jurisdiction over the Participant, without prejudice to any rights either party may have to appeal from the proceedings which resulted in any grant of such relief.

(g) If any of the provisions contained in this Article F shall for any reason, whether by application of existing law or law which may develop after the Participant’s acceptance of an award under the Plan be determined by a court of competent jurisdiction to be overly broad as to scope of activity, duration, or territory, the Participant agrees to join the Company or any of its subsidiaries in requesting such court to construe such provision by limiting or reducing it so as to be enforceable to the extent compatible with then applicable law. If any one or more of the terms, provisions, covenants, or restrictions of this Article F shall be determined by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants, and restrictions of this Article F shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

2. The Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid or deferred awards at any time if the Participant is not in compliance with all terms and conditions set forth in the Plan. By acceptance of any award granted under the terms of the Plan, Participant acknowledges that the remedies outlined in this Paragraph 2 and in Paragraph 3 below are in addition to any remedy the Company or any affiliate or subsidiary may have at law or in equity, including without limitation injunctive and other appropriate relief.

3. Upon exercise, payment or delivery of an award, the Participant shall certify in a manner acceptable to the Company that he or she has complied with the terms and conditions of the Plan. In the event a Participant fails to comply with any provision in this Article F, the Participant shall repay to the Company the net proceeds of any exercises, payments or deliveries of awards which occur at any time after the earlier of the following two dates: (a) the date three years immediately preceding any such violation; or (b) the date 6 months prior to the Participant’s termination of employment with the Company. The Participant shall repay to the Company the net proceeds in such manner and on such terms and conditions as may be required by the Company, and the Company shall be entitled to set-off against the amount of any such net proceeds any amount owed to the Participant by the Company, to the extent that such set-off is not inconsistent with Section 409A of the Code. For purposes of this paragraph, net proceeds shall mean (1) for each stock option or stock appreciation right exercise, the difference between the exercise price and the greater of (i) the price of Common Stock on the date of exercise or (ii) the amount realized upon the disposition of the underlying shares, less any applicable taxes withheld by the Company; (2) for RSUs, the greater of (i) the number of net shares delivered to Participant multiplied by the closing price of Common Stock on the date of delivery or (ii) the amount realized upon the disposition of the number of net shares delivered, less any applicable taxes withheld by the Company; and (3) for restricted stock, the greater of (i) the number of net shares retained by, or delivered to, Participant after any restrictions lapse multiplied by the closing price of Common Stock on the date the restrictions lapse or (ii) the amount realized upon the disposition of the number of net shares delivered, less any applicable taxes withheld by the Company.

4. The fact that a Participant has been granted an award under the Plan shall not limit the right of the employer to terminate the Participant’s employment at any time.

5. The Company reserves the right from time to time to suspend the exercise of any stock option or stock appreciation right, the delivery of any shares or the settlement of any RSUs, where such suspension is deemed by the Company as necessary or appropriate for corporate purposes. No such suspension shall extend the life of the stock option or stock appreciation right beyond its expiration date, and in no event will there be a suspension in the five (5) calendar days immediately preceding the expiration date.

6. The Committee may require any Participant to accept any award under the Plan and/or to exercise any stock options or stock appreciation rights by means of electronic signature.

ARTICLE G—Stock Options and Stock Appreciation Rights.

1. All stock options and stock appreciation rights granted hereunder shall have a maximum life of no more than ten (10) years from the date of grant.

2. No stock options or stock appreciation rights shall be exercisable within one (1) year from their date of grant, except in the case of the death of the Participant.

3. The exercise price for all stock options and stock appreciation rights shall be established by the Committee at the time of their grant and shall be not less than one hundred percent (100%) of the fair market value of the Common Stock on the date of grant.

4. The maximum number of shares with respect to which stock options or stock appreciation rights may be granted to any Participant in any calendar year shall not exceed 2,000,000 shares.

5. If the Committee grants incentive stock options, all such stock options shall contain such provisions as permit them to qualify as “incentive stock options” within the meaning of Section 422 of the Code, as may be amended from time to time.

6. The maximum number of shares that may be issued as incentive stock options under the Plan shall be the aggregate number of shares available for award under Article D. The aggregate fair market value (determined at the time when the incentive stock option is exercisable for the first time by a Participant during any calendar year) of the shares for which any Participant may be granted incentive stock options under the Plan and all other stock option plans of the Company and its subsidiaries in any calendar year shall not exceed $100,000 (or such other amount as reflected in the limits imposed by Section 422(d) of the Code, as it may be amended from time to time).

7. Unless a transfer has been duly authorized by the Committee pursuant to Article G, Paragraph 8 below, during the lifetime of the Participant, stock options and stock appreciation rights may be exercised only by the Participant personally, or, in the event of the legal incompetence of the Participant, by the Participant’s duly appointed legal guardian and are not transferable other than by will or by the laws of descent and distribution. For the purpose of exercising stock options or stock appreciation rights after the death of the Participant:

(a) the persons to whom the stock options or stock appreciation rights have been transferred by will or the laws of descent and distribution shall have the privilege of exercising remaining stock options, stock appreciation rights or parts thereof, whether or not exercisable on the date of death of such Participant, at any time prior to the expiration date of the stock options or stock appreciation rights; and

(b) the duly appointed executors and administrators of the estate of the deceased Participant shall have the same rights and obligations with respect to the stock options and stock appreciation rights as legatees or distributees would have after distribution to them from the Participant’s estate.

8. The Committee may authorize the transfer of stock options and stock appreciation rights upon such terms and conditions as the Committee may require. Such transfer shall become effective only upon the Committee’s complete satisfaction that the proposed transferee has strictly complied with such terms and conditions, and both the original Participant and the transferee shall be subject to the same terms and conditions hereunder as the original Participant.

9. In the event that a Participant ceases to be an employee of the Company or any of its subsidiaries while holding an unexercised stock option or stock appreciation right:

(a) Any unexercisable portions thereof are then void, except in the case of: (1) death of the Participant; (2) Retirement or Special Separation that occurs more than six months from the date the options were granted; or (3) any option as to which the Committee has waived, at the time of grant, the provisions of this Article G, Paragraph 9(a).

(b) Any exercisable portions thereof are then void, except in the case of: (1) death of the Participant; (2) Retirement or Special Separation; or (3) any option as to which the Committee has waived, at the time of grant, the provisions of this Article G, Paragraph 9(b).

The definitions of “Special Separation” and “Retirement” are set forth in Article L, Paragraphs 5 and 6 of the Plan, respectively.

10. For purposes of this Article G, Paragraph 10 of the Plan, an employee on a leave of absence shall not be deemed to have “ceased to be an employee of the Company or any of its subsidiaries” during that time. Leave of absence means any period of time away from work granted to any employee by his or her employer because of illness, injury, or other reasons satisfactory to the employer.

11. Upon the exercise of stock appreciation rights, the Participant shall be entitled to receive a redemption differential for each such stock appreciation right which shall be the difference between the then fair market value of one share of Common Stock and the exercise price of one stock appreciation right then being exercised. In the case of the redemption of stock appreciation rights by a subsidiary of the Company not located in the United States, the redemption differential shall be calculated in United States dollars and converted to the appropriate local currency on the exercise date. As determined by the Committee, the redemption differential may be paid in cash, Common Stock to be valued at its fair market value on the date of exercise, any other mode of payment deemed appropriate by the Committee or any combination thereof.

12. With respect to stock options granted in tandem with stock appreciation rights, the exercise of either such stock options or such stock appreciation rights will result in the simultaneous cancellation of the same number of tandem stock appreciation rights or stock options, as the case may be.

13. Except as permitted by Article K or as otherwise authorized by shareholders, no stock option or stock appreciation right shall be amended to reduce the exercise price or cancelled in exchange for cash, other awards or stock options or stock appreciation rights having a lower exercise price without the prior approval of the shareholders of the Company. This Article G, Paragraph 13 is intended to prohibit the re-pricing of “underwater” stock options and stock appreciation rights and shall not be construed to prohibit the adjustments permitted under Article K of the Plan.

14. No dividends or dividend equivalents shall be awarded under the Plan for any stock options or stock appreciation rights.

ARTICLE H—Payment for Stock Options and Tax Withholding for All Awards.

Upon the exercise of a stock option, payment in full of the exercise price shall be made by the Participant. As determined by the Committee, the stock option exercise price may be paid by the Participant either in cash, shares of Common Stock valued at their fair market value on the date of exercise, a combination thereof, or such other method as determined by the Committee. In addition to payment of the exercise price, the Committee may authorize the Company to charge a reasonable administrative fee for the exercise of any stock option. Furthermore, to the extent the Company is required to withhold federal, state, local or foreign taxes in connection with any Participant’s stock option or stock appreciation right exercise or the lapse of restrictions on, or delivery of shares pursuant to, any Participant’s award of shares of Common Stock or RSUs, the Committee may require the Participant to make such arrangements as the Company may deem necessary for the payment of such taxes required to be withheld (including, without limitation, relinquishment of a portion of such stock options, the proceeds received by the Participant in a simultaneous exercise and sale of stock during a “cashless” exercise, or the RSUs or shares of Common Stock subject to such restrictions). Notwithstanding any action taken by the Company with respect to any income tax, social insurance, payroll tax, or other tax, the acceptance of an award under the Plan represents the Participant’s acknowledgement that the ultimate liability for any such tax owed by the Participant is and remains the Participant’s responsibility, and that the Company makes no representations about the tax treatment of any award, and does not commit to structure any aspect of the award to reduce or eliminate a Participant’s tax liability. In no event, however, shall the Committee be permitted to require payment from a Participant in excess of the maximum required tax withholding rates.

ARTICLE I—Grant of Unrestricted Stock, Restricted Stock or RSUs.

The Committee may grant Common Stock or RSUs to Participants under the Plan subject to such conditions or restrictions, if any, as the Committee may determine. Unless the grant materials for an award made under this Article I, including any statements of terms and conditions accompanying such award, state specifically to the contrary, the restrictions and covenants set forth in Article F shall apply to all such awards.

ARTICLE J—Performance Related Awards.

1. The Committee, in its discretion, may establish performance goals for selected Participants and authorize the granting of cash, stock options, stock appreciation rights, Common Stock, RSUs or other awards that are related to the price of Common Stock, other property, or any combination thereof (“Performance Awards”) to such Participants upon achievement of such established performance goals during a specified time period (the “Performance Period”). The Committee, in its discretion, shall determine the Participants eligible for Performance Awards, the performance goals to be achieved during each Performance Period, the amount of any Performance Awards to be paid, and the method of payment for any Performance Awards. Performance Awards may be granted either alone or in addition to other grants made under the Plan.

2. Notwithstanding the foregoing, any Performance Awards granted under this Article to any Participant subject to the restrictions set forth in Section 162(m) of the Code, other than stock options and stock appreciation rights that would otherwise qualify as performance-based compensation under Section 162(m) without the restrictions of this Article J, Paragraph 2, shall comply with all of the following requirements:

(a) Each award shall specify the specific performance objectives (the “Performance Objectives”) which, if achieved, will result in payment of the Performance Award. The Performance Objectives may be described in terms of Company-wide objectives that are related to the individual Participant or objectives that are related to a subsidiary, division, department, region, function or business unit of the Company in which the Participant is employed, and may consist of one or more or any combination of the following criteria: stock price, market share, sales revenue, organic sales growth, cash flow, cash flow efficiency, earnings per share, return on equity, total shareholder return, gross margin, stock price growth measures, operating total shareholder return, net earnings or net income (before or after taxes), return on assets or capital, earnings (before or after interest, taxes, depreciation and/or amortization), operating income, operating margin, acquisition integration metrics, economic value added, and/or costs. The Performance Objectives may be made relative to the performance of other corporations. The Committee, in its discretion, may change or modify these criteria, however, at all times the criterion must be valid performance criterion for purposes of Section 162(m) of the Code. The Committee may not change the criteria or Performance Objectives for any Performance Period that has already been approved by the Committee. The Committee may cancel a Performance Period or replace a Performance Period with a new Performance Period, provided that any such cancellation or replacement shall not cause the Performance Award to fail to meet the requirements of Section 162(m) of the Code.

(b) Each award shall specify the minimum level of achievement required by the Participant relative to the Performance Objectives to qualify for a Performance Award. In doing so, the award shall establish a formula for determining the percentage of the Performance Award to be awarded if performance is at or above the minimum level, but falls short of full achievement of the specified Performance Objectives. Each award may also establish a formula for determining an additional award above and beyond the Performance Award to be granted to the Participant if performance is at or above the specified Performance Objectives. Such additional award shall also be established as a percentage of the Performance Award. The Committee may decrease a Performance Award as determined by the Performance Objectives, but in no case may the Committee increase any Performance Award as determined by the Performance Objectives.

(c) The maximum Performance Award that may be granted to any Participant for any one-year Performance Period shall not exceed $20,000,000 or 800,000 shares of Common Stock (the “Annual Maximum”). The maximum Performance Award that may be granted to any Participant for a Performance Period greater than one year shall not exceed the Annual Maximum multiplied by the number of full years in the Performance Period.

ARTICLE K—Adjustments.

In the event of any future reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, share exchange, reclassification, distribution, spin-off, split-off or other change affecting the corporate structure, capitalization or Common Stock of the Company occurring after the date of approval of the Plan by the Company’s shareholders, (i) the amount of shares authorized to be issued under the Plan; (ii) the number of shares and/or the exercise prices covered by outstanding stock options, stock appreciation rights or RSUs; and (iii) the maximum award limits set forth in Article D, Article G, Paragraph 4 and Article J, Paragraph 2(c) shall be adjusted appropriately and equitably to prevent dilution or enlargement of rights under the Plan. Following any such change, the term “Common Stock” shall be deemed to refer to such class of shares or other securities as may be applicable.

ARTICLE L—Additional Provisions and Definitions.

1. The Plan may not be amended without the express authority of the Committee or the Board. The Board may, at any time, repeal the Plan or may amend it except that no such amendment may amend this paragraph, increase the total aggregate number of shares subject to the Plan or the share counting ratios set forth in Article D, Paragraph 3, reduce the price at which stock options, stock appreciation rights, RSUs or shares of Common Stock may be granted or exercised, or alter the class of employees eligible to receive awards under the Plan. Participants and the Company shall be bound by any such amendments as of their effective dates, but if any outstanding stock options, stock appreciation rights, RSUs or shares of Common Stock are materially affected adversely, notice thereof shall be given to the Participants holding such stock options and stock appreciation rights and such amendments shall not be applicable without such Participant’s written consent. If the Plan is repealed in its entirety, all theretofore granted unexercised stock options or stock appreciation rights shall continue to be exercisable in accordance with their terms and RSUs, Performance Awards and shares of Common Stock subject to conditions or restrictions granted pursuant to the Plan shall continue to be subject to such conditions or restrictions.

2. In the case of a Participant who is an employee of a subsidiary of the Company, performance under the Plan, including the granting of shares of the Company, may be by the subsidiary. Nothing in the Plan shall affect the right of the Company or any subsidiary to terminate the employment of any Participant with or without cause. None of the Participants, either individually or as a group, and no beneficiary, transferee or other person claiming under or through any Participant, shall have any right, title, or interest in any shares of the Company purchased or reserved for the purpose of the Plan except as to such shares, if any, as shall have been granted or transferred to him or her. Nothing in the Plan shall preclude the awarding or granting of shares of the Company to employees under any other plan or arrangement now or hereafter in effect.

3. “Subsidiary” means any company in which more than fifty percent (50%) of the total combined voting power of all classes of stock is owned, directly or indirectly, by the Company or, if the company does not issue stock, more than fifty percent (50%) of the total combined ownership interest is owned, directly or indirectly, by the Company. In addition, the Board may designate for participation in the Plan as a “subsidiary,” except for the granting of incentive stock options, those additional companies affiliated with the Company in which the Company’s direct or indirect stock ownership is fifty percent (50%) or less of the total combined voting power of all classes of such company’s stock, or, if the company does not issue stock, the Company’s direct or indirect ownership is fifty percent (50%) or less of the company’s total combined ownership interest.

4. Notwithstanding anything to the contrary in the Plan, and unless otherwise provided for in an applicable award letter, agreement or grant materials or in a Company short-term or long-term incentive program administered under the Plan, the following provisions shall apply in connection with a “Change in Control” (as defined in Paragraph (c) below).

(a) Awards Assumed by Successor

(i) Upon the occurrence of a Change in Control, any awards made under the Plan that are Assumed (as defined in Paragraph (v) below) by the entity effecting the Change in Control shall vest and be exercisable in accordance with the terms of the original grant unless, during the three (3) year period commencing on the date of the Change in Control (“Post-CIC period”):

(A)	Participant is involuntarily terminated for reasons other than for Cause (as defined in Paragraph (iii) below); or

(B)	Participant terminates his or her employment for Good Reason (as defined in Paragraph (iv) below).

(ii) Any Participant whose employment is terminated as described in Paragraphs 4(a)(i)(A) or 4(a)(i)(B) above shall be deemed a Special Separation, and any outstanding stock options and stock appreciation rights shall become fully vested and exercisable and any restrictions that apply to awards made pursuant to the Plan shall lapse on the date of termination and provided that any Participant who terminates his or her employment for Good Reason must:

(A)

provide the Company with a written notice of his her or her intent to terminate employment for Good Reason within sixty (60) days of Participant becoming aware of the circumstances giving rise to Good Reason; and

(B)	allow the Company thirty (30) days to remedy such circumstances to the extent curable.

(iii) Solely for purposes of this Article L, Paragraph 4 (and not for Article L, Paragraph 5), “Cause” shall mean:

(A)	Participant’s conviction of or plea of guilty or nolo contendere, or no contest to, a felony;

(B)	Participant’s violation of a material Company policy, which violation continues after written notice from the Company; or

(C)	Participant’s bad faith and/or willful failure or refusal to perform services.

(iv) Solely for purposes of this Article L, Paragraph 4, “Good Reason” shall mean the occurrence, during the Post-CIC Period, of any of the following without Participant’s written consent, in each case, when compared to the arrangements in effect immediately prior to the Change in Control:

(A)	a material reduction in Participant’s total compensation;

(B)	a material reduction in Participant’s annual or long-term incentive opportunities (including a material adverse change in the method of calculating Participant’s annual or long-term incentives);

(C)	a material diminution in Participant’s duties, responsibilities or authority; or

(D)	a relocation of more than 50 miles from Participant’s office location;.

(v) For purposes of this Article L, Paragraph 4, an award shall be considered assumed (“Assumed”) if each of the following conditions are met:

(A)	stock options and stock appreciation rights are converted into a replacement award in a manner that complies with Section 409A of the Code;

(B)

RSUs and restricted stock awards are converted into a replacement award covering a number of shares of the entity effecting the Change in Control (or a successor or parent corporation), as determined in a manner substantially similar to the treatment of an equal number of shares of the Company common stock covered by the award; provided that to the extent that any portion of the consideration received by holders of the Company common stock in the Change Control transaction is not in the form of the common stock of such entity (or a successor or parent corporation), the number of shares covered by the replacement award shall be based on the average of the high and low selling prices of the common stock of such entity (or a successor or parent corporation) on the established stock exchange on the trading day immediately preceding the date of the Change in Control;

(C)

the replacement award contains provisions for scheduled vesting and treatment on termination of employment (including the definition of Cause and Good Reason) that are no less favorable to Participant than the underlying award being replaced, and all other terms of the replacement award (other than the security and number of shares represented by the replacement award) are substantially similar to the underlying award; and

(D)	the security represented by the replacement award is of a class that is publicly held and widely traded on an established stock exchange.

(b) Awards Not Assumed by Successor

(i) Upon the occurrence of a Change in Control, awards under the Plan which are not Assumed by the person(s) or entity(s) effecting the Change in Control shall become fully vested and exercisable on the date of the Change in Control and any restrictions that apply to such awards shall lapse.

(ii) Stock Options and Stock Appreciation Rights. For each stock option and stock appreciation right, Participant shall receive a payment equal to the difference between the consideration (consisting of cash or other property (including securities of a successor or parent corporation)) received by holders of Common Stock in the Change in Control transaction and the exercise price of the applicable stock option or stock appreciation right, if such difference is positive. Such payment shall be made in the same form as the consideration received by holders of Common Stock. Any stock options or stock appreciation rights with an exercise price that is higher than the per share consideration received by holders of Common Stock in connection with the Change in Control shall be cancelled for no additional consideration.

(iii) Restricted Stock and RSUs. The Participant shall receive the consideration (consisting of cash or other property (including securities of a successor or parent corporation)) which such Participant would have received in the Change in Control transaction had he or she been, immediately prior to such transaction, a holder of the number of shares of the Common Stock equal to the number of RSUs and/or shares of restricted stock covered by the award.

(iv) The payments contemplated by clauses (ii) and (iii) of this Paragraph 4(b) shall be made at the same time as consideration is paid to the holders of the Common Stock in connection with the Change in Control.

(c) For purposes of the Plan, a “Change in Control” shall mean the occurrence of any of the following:

(i) An acquisition (other than directly from the Company) of any voting securities of the Company (the “Voting Securities”) by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the 1934 Act), immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty percent (20%) or more of the then outstanding shares or the combined voting power of the

Company’s then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred pursuant to this Paragraph 4(c), shares or Voting Securities which are acquired in a “Non-Control Acquisition” shall not constitute an acquisition which would cause a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a “Related Entity”), (ii) the Company or any Related Entity, or (iii) any Person in connection with a “Non-Control Transaction” (as defined in Paragraph 4(c)(iii)(A)(1) below);

(ii) The individuals who, as of October 14, 2009 are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least half of the members of the Board; or, following a Merger (as hereinafter defined) which results in a Parent Corporation (as defined in Paragraph 4(c)(iii)(A)(1) below), the board of directors of the ultimate Parent Corporation; provided, however, that if the election, or nomination for election by the Company’s common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

(iii) The consummation of:

(A)

A merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued (a “Merger”), unless such Merger is a “Non-Control Transaction.” A “Non-Control Transaction” shall mean a Merger where:

(1)

the stockholders of the Company, immediately before such Merger own directly or indirectly immediately following such Merger at least fifty percent (50%) of the combined voting power of the outstanding voting securities of (x) the corporation resulting from such Merger (the “Surviving Corporation”) in substantially the same proportion as their ownership immediately prior to such merger if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly by another Person (a “Parent Corporation”), or (y) if there is one or more Parent Corporations, the ultimate Parent Corporation;

(2)

the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such Merger constitute at least half of the members of the board of directors of (x) the Surviving Corporation, if there is no Parent Corporation, or (y) if there is one or more Parent Corporations, the ultimate Parent Corporation; and

(3)

no Person other than (1) the Company, (2) any Related Entity, (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such Merger was maintained by the Company or any Related Entity, or (4) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities or shares, has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the outstanding voting securities or common stock of (x) the Surviving

Corporation if there is no Parent Corporation, or (y) if there is one or more Parent Corporations, the ultimate Parent Corporation;

(B)	Shareholder approval of a complete liquidation or dissolution of the Company; or

(C)

Shareholder approval of the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Related Entity or under conditions that would constitute a Non-Control Transaction with the disposition of assets being regarded as a Merger for this purpose or the distribution to the Company’s stockholders of the stock of a Related Entity or any other assets).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding shares or Voting Securities as a result of the acquisition of shares or Voting Securities by the Company which, by reducing the number of shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of shares or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional shares or Voting Securities which increases the percentage of the then outstanding shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

5. The term “Special Separation” shall mean any termination of employment that occurs prior to the time a Participant is eligible to retire, except a termination for cause or a voluntary resignation that is not initiated or encouraged by the Company. For purposes of this provision, a resignation that is in lieu of a termination for cause shall not be a Special Separation.

6. The term “Retirement” shall mean: (a) retirement in accordance with the provisions of any appropriate retirement plan of the Company or any of its subsidiaries; or (b) termination of employment under the permanent disability provision of any retirement plan of the Company or any of its subsidiaries.

ARTICLE M—Consent.

Every Participant who receives a stock option, stock appreciation right, RSU, or grant of shares pursuant to the Plan shall be bound by the terms and provisions of the Plan and of the stock option, stock appreciation right, RSU, or grant of shares agreement referable thereto, and the acceptance of any stock option, stock appreciation right, RSU, or grant of shares pursuant to the Plan shall constitute a binding agreement between the Participant and the Company and its subsidiaries and any successors in interest to any of them. Every Person who receives a stock option, stock appreciation right, RSU, or grant of shares from a Participant pursuant to the Plan shall, in addition to such terms and conditions as the Committee may require upon such grant, be bound by the terms and provisions of the Plan and of the stock option, stock appreciation right, RSU, or grant of shares agreement referable thereto, and the acceptance of any stock option, stock appreciation right, RSU, or grant of shares by such Person shall constitute a binding agreement between such Person and the Company and its subsidiaries and any successors in interest to any of them. The Plan shall be governed by and construed in accordance with the laws of the State of Ohio, United States of America.

ARTICLE N—Purchase of Shares or Stock Options.

The Committee may authorize any Participant to convert cash compensation otherwise payable to such Participant into stock options, RSUs or shares of Common Stock under the Plan upon such terms and conditions as the Committee, in its discretion, shall determine. Notwithstanding the foregoing, in any such conversion the shares of Common Stock shall be valued at no less than one hundred percent (100%) of their fair market value.

ARTICLE O—Duration of Plan.

The Plan will terminate on October 13, 2019 unless a different termination date is fixed by the shareholders or by action of the Board of Directors, but no such termination shall affect the prior rights under the Plan of the Company (or any subsidiary) or of anyone to whom stock options or stock appreciation rights were granted prior thereto or to whom shares or RSUs have been granted prior to such termination.

ARTICLE P—Compliance with Section 409A of the Internal Revenue Code.

To the extent applicable, it is intended that the Plan and any awards made hereunder comply with the provisions of Section 409A of the Code, so that the income inclusion and/or 20% additional tax provisions of Section 409A(a)(1) of the Code do not apply to the Participants. The Plan and any awards made hereunder shall be administered in a manner consistent with this intent. Any reference in the Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

Neither a Participant nor any of a Participant’s creditors or beneficiaries shall have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under the Plan and awards hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant’s benefit under the Plan and awards hereunder may not be reduced by, or set-off against, any amount owing by a Participant to the Company or any of its Affiliates.

If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (i) the Participant shall be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (ii) the Company shall make a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company shall not pay such amount on the otherwise scheduled payment date but shall instead pay it, without interest, as soon as practicable after the end of such six-month period.

Notwithstanding any provision of the Plan and grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to the Plan and grants hereunder as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with the Plan and grants hereunder (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its Affiliates shall have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.

ADDITIONAL INFORMATION

1.	Shares Awarded as a Portion of Remuneration

Any shares of Common Stock of the Company awarded as a portion of a participant’s remuneration shall be valued at not less than one hundred percent (100%) of the fair market value of the Company’s Common Stock on the date of the award. These shares may be subject to such conditions or restrictions as the Committee may determine, including a requirement that the participant remain in the employ of the Company or one of its subsidiaries for a set period of time, or until retirement. Failure to abide by any applicable restriction will result in forfeiture of the shares.

2.	U.S. Tax Effects

The following explanation of the U.S. tax effects of awards under the Plan is provided for general informational purposes and is not intended as individual tax guidance for the recipients of awards. It is each recipient’s responsibility to check with his or her personal tax adviser as to the tax effects and proper handling of stock options, stock appreciation rights, restricted stock, restricted stock units and Common Stock acquired. The discussion below relates specifically to the U.S. tax consequences of equity awards. In addition to U.S. tax consequences, the awards may be subject to tax by the recipient’s country of residence or citizenship at the same time or at a different time than the awards would be subject to tax by the U.S. Recipients who may be subject to tax in a non-U.S. jurisdiction should consult their personal tax advisers regarding the taxation of awards under the Plan.

Nonstatutory Stock Options

Nonstatutory stock options are not taxable to the optionee upon grant, but will result in taxable ordinary income to the optionee at the date of exercise of the option. The taxable amount will be equal to the difference between the market price of the optioned shares on the date of exercise and the option price. This amount is treated as a tax deductible expense to the Company at the time of the exercise of the option. Any appreciation in the value of the stock after the date of exercise is considered a long-term or short-term capital gain to the optionee depending on whether or not the stock was held for the appropriate holding period prior to sale.

Incentive Stock Options

Incentive Stock options are generally not taxable to the optionee upon grant or exercise if the optionee has continuously been an employee from the time the option has been granted until at least three months before it is exercised. However, the spread at exercise is an “adjustment” item for alternative minimum tax purposes.

Any gain realized on the sale or other disposition of stock acquired on exercise of an incentive stock option is considered as long-term capital gain for tax purposes if the stock has been held more than two years after the date the option was granted and more than one year after the date of exercise of the option. If the stock is disposed of within one year after exercise, the lesser of any gain on such disposition or the spread at exercise (i.e., the excess of the fair market value of the stock on the date of exercise over the option price) is treated as ordinary income, and any appreciation after the date of exercise is considered long-term or short-term capital gain to the optionee depending on the holding period prior to sale. However, the spread at exercise (even if greater than the gain on the disposition) is treated as ordinary income if the disposition is one on which a loss, if sustained, is not recognized—e.g., a gift, a “wash” sale or a sale to a related party. The amount of ordinary income recognized by the optionee is treated as a tax deductible expense to the Company. No other amount relative to an incentive stock option is a tax deductible expense to the Company.

Stock Appreciation Rights

Like nonstatuory options, stock appreciation rights are not taxable to the recipient upon grant, but result in taxable ordinary income as of the date of exercise equal to the amount paid to the recipient, i.e., the difference between the grant price and the value of the shares on the date of exercise. This amount is treated as a tax deductible expense to the Company at the time of the exercise of the stock appreciation right.

Restricted and Unrestricted Stock

Restricted stock is generally taxable as ordinary income in the first taxable year in which the recipient’s rights to the stock are transferable or are not subject to a substantial risk of forfeiture, whichever is applicable. Recipients may also elect to include the income in their tax returns for the taxable year in which they receive the shares by filing an election to do so with the appropriate office of the Internal Revenue Service within 30 days of the date the shares are transferred to them.

The amount includable in income with respect to restricted stock is the fair market value of the shares as of the day the shares are transferable or not subject to a substantial risk of forfeiture, whichever is applicable; if the recipient has elected to include the income in the year in which the shares are received, the amount of income includable is the fair market value of the shares at the time of transfer.

Unrestricted stock is taxable as ordinary income when it is granted to the recipient. Dividends paid on restricted stock during the restricted period are taxable as ordinary income as paid. The Company is entitled to a deduction for restricted or unrestricted stock in the year the recipient is subject to ordinary income tax with respect to the stock.

Restricted Stock Units

Restricted stock units are generally taxable to the recipient as ordinary income when stock or cash is payable with respect to the restricted stock units, even if the restricted stock units become vested at an earlier date. The Company is generally entitled to a deduction at the time the recipient is subject to tax with respect to the grant. Dividend equivalents with respect to restricted stock units are generally accumulated and paid to the recipient when the stock or cash payable under the restricted stock units become payable, and the dividend equivalents are taxable at the time of such payment.

Section 162(m)

Under Section 162(m) of the Code, compensation paid to certain executives in excess of $1 million for any taxable year is not deductible unless an exception to such rule is applicable. Accordingly, in some circumstances the Company’s deduction with respect to awards under the Plan may be limited by Section 162(m).

The Plan is not subject to the qualification requirements of Section 401(a) of the I.R.C.

3.	Employee Retirement Income Security Act of 1974

The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”), as amended.

4.	Incorporation of Certain Documents by Reference

The following documents filed by the Company with the Securities and Exchange Commission (File No. 1-434) pursuant to the 1934 Act are incorporated into this document by reference:

1.	The Company’s Annual Report on Form 10-K for the most recent fiscal year ended June 30;

2.	The Company’s Quarterly Report on Form 10-Q for the most recent quarter(s); and

3.

All other documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Prospectus and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold.

The Company will provide without charge to each participant in the Plan, upon oral or written request, a copy of any or all of these documents other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents. In addition, the Company will provide without charge to such participants a copy of the Company’s most recent annual report to shareholders, proxy statement, and other communications distributed generally to security holders of the Company. Requests for such copies should be directed to Mr. Jay A. Ernst, Manager, Shareholder Services, The Procter & Gamble Company, P.O. Box 5572, Cincinnati, Ohio 45201, (513) 983-3413.

5.	Additional Information

Additional information about the Plan and its administrators may be obtained from Mr. E.J. Wunsch, Assistant Secretary, The Procter & Gamble Company, One Procter & Gamble Plaza, Cincinnati, Ohio 45202, (513) 983-4370.

0038-6002

THE PROCTER & GAMBLE COMPANY P.O. BOX 5572 CINCINNATI, OH 45201-5572

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time October 12, 2009. Have your proxy/voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time October 12, 2009. Have your proxy/voting instruction card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy/voting instruction card and return it in the postage-paid envelope we have provided or return it to The Procter & Gamble Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M16054-P83923	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE PROCTER & GAMBLE COMPANY
The Board of Directors recommends a vote FOR the following action:
Vote on Directors
1.	ELECTION OF DIRECTORS (terms expiring in 2010)		For	Against	Abstain
	Nominees:
	1a. Kenneth I. Chenault		☐	☐	☐	Vote on Proposals
	1b. Scott D. Cook		☐	☐	☐	The Board of Directors recommends a vote FOR the following proposals:			For	Against	Abstain
	1c. Rajat K. Gupta		☐	☐	☐	2.	Ratify Appointment of the Independent Registered Public Accounting Firm		☐	☐	☐
	1d. A. G. Lafley		☐	☐	☐	3.	Amend the Company’s Code of Regulations		☐	☐	☐
	1e. Charles R. Lee		☐	☐	☐	4.	Approve The Procter & Gamble 2009 Stock and Incentive Compensation Plan		☐	☐	☐
	1f. Lynn M. Martin		☐	☐	☐	The Board of Directors recommends a vote AGAINST the following proposals:
	1g. Robert A. McDonald		☐	☐	☐	5.	Shareholder Proposal #1 - Cumulative Voting		☐	☐	☐
	1h. W. James McNerney, Jr.		☐	☐	☐	6.	Shareholder Proposal #2 - Advisory Vote on Executive Compensation		☐	☐	☐
	1i. Johnathan A. Rodgers		☐	☐	☐
	1j. Ralph Snyderman, M.D.		☐	☐	☐				Yes	No
	1k. Patricia A. Woertz		☐	☐	☐	Please indicate if you would like to keep your vote confidential under the current policy			☐	☐
	1l. Ernesto Zedillo		☐	☐	☐
NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)		Date

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND ADMISSION TICKET

This is notice of your invitation to attend the annual meeting of shareholders of The Procter & Gamble Company to be held on Tuesday, October 13, 2009 at 9:00 a.m. at the Procter & Gamble Hall at The Aronoff Center for the Arts, 650 Walnut Street, Cincinnati, Ohio.

In addition to reviewing the minutes of last year’s annual meeting and receiving reports of officers, the purposes of the meeting are listed on the voting portion of the proxy card attached below to this Admission Ticket.

You should present this Admission Ticket in order to gain admittance to the meeting. This ticket admits only the shareholder listed on the reverse side and is not transferable. If the shares are held in the name of a broker, trust, bank or other nominee, you should bring with you a proxy or letter from the broker, trustee, bank or nominee confirming the beneficial ownership of the shares.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report are available at www.proxyvote.com.

M16055-P83923

THE PROCTER & GAMBLE COMPANY

SHAREHOLDER’S PROXY AND CONFIDENTIAL VOTING INSTRUCTION CARD Annual Meeting of Shareholders-Tuesday, October 13, 2009

The undersigned hereby appoints A. G. Lafley, Charles R. Lee and W. James McNerney, Jr. (the “Proxy Committee”), and each of them (with respect to any shares of Common Stock held by the undersigned directly or via the Company’s Shareholder Investment Program) as proxies to attend the annual meeting of shareholders of the Company to be held on Tuesday, October 13, 2009 at 9:00 a.m. in Cincinnati, Ohio and any adjournment thereof and vote all shares held by or for the benefit of the undersigned: as indicated on the reverse side of this card for the election of Directors and on the Board of Directors and shareholder proposals listed; and, at their discretion, on such other matters as may properly come before the meeting. If you sign and return this card without marking, this proxy card will be treated as being FOR the election of Directors, FOR the proposals listed as items 2, 3, and 4 and AGAINST the proposals listed as items 5 and 6.

This proxy also provides voting instructions for shares held by the Trustees of the Retirement Trust and the Employee Stock Ownership Trust of The Procter & Gamble Profit Sharing Trust and Employee Stock Ownership Plan and the Procter & Gamble Savings Plan (as applicable, with respect to shares of Common Stock and Series A and B ESOP Convertible Class A Preferred Stock held for the benefit of the undersigned) and directs such Trustees to vote all shares held for the benefit of the undersigned: as indicated on the reverse side of this card for the election of Directors and on the Board of Directors and shareholder proposals listed; and with the Proxy Committee on such other matters as may properly come before the meeting. The Trustees will vote shares of the Company’s Stock held by them for which instructions are not received in direct proportion to the voting of shares for which instructions have been received, provided that such voting is not contrary to the Employee Retirement Income Security Act of 1974, as amended. The Trustees will vote unallocated shares in direct proportion to voting by allocated shares of the same Class in aggregate, for which instructions have been received.

This proxy/voting instruction card is solicited jointly by the Board of Directors of The Procter & Gamble Company and the Trustees listed above pursuant to a separate Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged. Votes should be received by the Company’s proxy tabulator, Broadridge Financial Solutions, 51 Mercedes Way, Edgewood, NY 11717 by 11:59 p.m. on Monday, October 12, 2009, for Common shares to be voted and 4:00 p.m. on Friday, October 9, 2009 for the Trustees to vote the Plan shares. Broadridge will report separately to the Proxy Committee and to the Trustees as to proxies received and voting instructions provided, respectively. Individual proxy voting and voting instructions will be kept confidential by Broadridge and not provided to the Company.

Dear Shareholder:

On August 28, 2009 we sent you a notice indicating that the proxy statement and voting instructions for the annual meeting of shareholders of The Procter & Gamble Company to be held on Tuesday, October 13, 2009 were available on line at www.proxyvote.com.

As of September 29 we have not received your proxy. If you have in fact already voted, we thank you. If not, we hope you will do so now.

In case you have lost the original notice, an additional notice and proxy card are enclosed together with a return envelope. You can also vote by telephone or via the Internet at www.proxyvote.com. Instructions are included on the proxy card.

Thank you for your attention to this matter.

THE PROCTER & GAMBLE COMPANY